As filed with the Securities and Exchange Commission on July 29, 2026

Securities Act File No.  333-[●]

Investment Company Act File No. 811-24204

U.S. SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. __

Post-Effective Amendment No. __

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. __

RTW Biotech Growth Fund

(Exact name of Registrant as specified in Charter)

c/o RTW Investments, LP

40 10th Avenue

7th Floor

New York, NY 10014

(Address of principal executive offices)

(646) 876-0039

(Registrant’s telephone number)

Darshan Patel

c/o RTW Investments, LP

40 10th Avenue

7th Floor

New York, NY 10014

(Name and address of agent for service)

Copies to:

Pamela Poland Chen, Esq.	Jessica L. Patrick, Esq.
Kirkland & Ellis LLP	Kirkland & Ellis LLP
601 Lexington Avenue	1301 Pennsylvania Avenue N.W.
New York, NY 10022	Washington, D.C. 20004
(212) 341-7825	(202) 389- 3475

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).
☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.
☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Preliminary Prospectus

Subject to Completion, DATED JULY 29, 2026

RTW BIOTECH GROWTH FUND

Class S Shares
Class D Shares
Class I Shares

[●], 2026

RTW Biotech Growth Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. RTW Investments, LP serves as the Fund’s investment adviser (“RTW” or the “Adviser”) and is responsible for making investment decisions for the Fund’s portfolio.

The Fund’s investment objective is to achieve long-term capital appreciation. In pursuing its investment objective, the Fund will seek to achieve long-term capital appreciation by investing primarily in biotechnology, life sciences, biopharmaceutical, and medical technology companies through a research-driven investment process that emphasizes the identification, formation, development, and support of what the Adviser believes to be superior pharmacological, biological, genetic, and medical technology assets that are intended to enhance quality of life and/or extend patient life.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of biotechnology and biotechnology-related growth companies. For purposes of this policy, biotechnology and biotechnology-related growth companies are companies that the Adviser believes are principally engaged in, or benefit significantly from scientific or technological advances in, biotechnology, life sciences, biopharmaceuticals, pharmaceuticals, medical technology, diagnostics, genetic medicine, life sciences tools or related products, services, processes or technologies. Growth companies may include companies that the Adviser believes have the potential for long-term capital appreciation based on, among other things, product or technology development, clinical or regulatory progress, commercialization opportunities, innovation, intellectual property, market opportunity, revenue growth or other factors. In addition to its investments in biotechnology and biotechnology-related growth companies, the Fund may also invest up to 20% of its net assets in other investments, including cash and cash equivalents, money market instruments, U.S. government securities, repurchase agreements and equity or debt securities of any type of issuer.

The Fund will invest across the capital structures of public and private issuers globally, with a primary focus on the United States, Asia and Europe. Investments may include equity and equity-related securities, debt and debt-like instruments, royalties or royalty-related interests, and other securities and instruments associated with life sciences companies at various stages of development, including early-stage, clinical-stage, and commercial-stage businesses. The Fund may invest in companies developing a wide range of therapeutic modalities and product types, including genetic medicines, biologics, small-molecule pharmaceuticals, antibodies, medical devices, and other healthcare technologies.

The Adviser employs a data-driven, science-based research process designed to identify misunderstood, underappreciated, or transformational assets within the healthcare sector. The Adviser’s investment analysis incorporates extensive scientific and medical diligence, including the evaluation of pre-clinical and clinical data, regulatory developments, intellectual property considerations, competitive dynamics, and lifecycle events such as product launches and corporate transactions. The Adviser also considers a variety of non-scientific and non-financial factors, which may include assessments of management teams and boards, operational infrastructure, litigation and regulatory history, and broader industry trends. The Adviser leverages proprietary analytical tools, including internally developed genetics-based analysis, to assess the probability of success of specific therapeutic targets and assets.

Depending on market conditions and other factors determined in the sole discretion of the Adviser, the Fund generally intends to allocate approximately 50% to 100% of its assets to public investments, approximately 0% to 40% of its assets to investments in privately held companies and privately negotiated transactions, and approximately 0% to 10% to royalties (e.g., royalty interests, revenue interests, milestone payments and similar contractual rights or economic interests relating to biotechnology and biotechnology-related growth companies).

The Fund is expected to pursue a primarily long-biased investment approach and may, to a limited extent, use derivatives and other instruments for hedging, risk management, or to seek to enhance return profiles, consistent with the Fund’s investment objective and regulatory requirements applicable to registered investment companies. The Adviser actively manages portfolio risk through position sizing, diversification across a range of issuers, subsectors, and stages of development, and ongoing monitoring of scientific, regulatory, market, and macroeconomic factors affecting the healthcare sector.

The Fund may hold cash, cash equivalents, and money market instruments pending investment, for defensive purposes, or to manage liquidity in connection with its investment activities and repurchase offers.

There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

The Fund intends to offer three separate classes of shares of beneficial interest of the Fund (“Shares”) designated as Class S, Class D and Class I Shares. The Fund will generally accept purchases of Shares as of the first business day of each month. The number of Shares a Shareholder receives will be based on the Fund’s most recent net asset value (“NAV”), which will be calculated for the last business day of the preceding month (i.e., one business day prior to the date on which the Fund will accept purchases). No person who is admitted as a shareholder of the Fund (a “Shareholder”) will have the right to require the Fund to redeem its Shares.

	Per Class S Share	Per Class D Share	Per Class I Share	Total
Public Offering Price(1)	Current NAV	Current NAV	Current NAV	Amount invested at NAV
Sales Load(2)	[●]%	[●]%	None
Proceeds to the Fund(2)	Current NAV less applicable Sales Load	Current NAV less applicable Sales Load	Current NAV	Amount invested at NAV

(1)	[ ] (the “Distributor”) acts as principal underwriter for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The Distributor is not obligated to sell any specific number of Shares, nor have arrangements been made to place Shareholders’ funds in escrow, trust, or similar arrangement. Class S Shares, Class D Shares and Class I Shares are or will be continuously offered at a price per share equal to the NAV per Share for such class, plus, in the case of Class S Shares and Class D Shares, a maximum sales load of up to [●]% and [●]%, respectively, of the offering price. Each share class will initially be offered at $[●] per Share. Generally, the stated minimum investment by an investor in the Fund is $[50,000] with respect to Class S Shares and Class D Shares and $[1,000,000] with respect to Class I Shares. The stated minimum investment for Class I Shares may be reduced for certain investors as described under “Purchasing Shares.” The minimum additional investment in the Fund is $[5,000] with respect to Class S Shares and Class D Shares and $[250,000] with respect to Class I Shares. The Fund may, in its sole discretion, accept investments below these minimums.

(2)	Investments in Class S Shares and Class D Shares of the Fund are sold subject to a sales load of up to [●]% and [●]%, respectively, of the purchase amount. For some investors, the sales charge may be waived or reduced. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. Financial intermediaries may impose additional charges in connection with purchases of Shares. Please consult your financial intermediary for additional information. While neither the Fund nor the Distributor imposes an initial sales charge on Class I Shares, if a Shareholder buys Class I Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction or other fees in such amount as they may determine. Any transaction or other fees charged directly to a Shareholder in an offering of Shares by a financial intermediary will not be considered organization or offering costs of the Fund.

Investments in the Fund may be made only by eligible investors that are “qualified clients,” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

The Fund intends to apply to the U.S. Securities and Exchange Commission (“SEC”) for an exemptive order that would permit the Fund to offer more than one class of Shares. Class S and Class D Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. Each class of Shares would be subject to different fees and expenses. There is no assurance that the Fund will be granted the exemptive order. The Fund may offer additional classes of Shares in the future.

An investment in the Fund is speculative with a substantial risk of loss. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in the Fund.

•	The Fund has no operating history.

•	Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. The Adviser intends to recommend that, in normal market conditions, the Fund’s Board of Trustees conduct quarterly repurchase offers of no more than 5% of the Fund’s net assets.

•	A [●]% early repurchase fee (an “Early Repurchase Fee”) may be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares.

•	The Fund may use leverage as, and to the extent permitted by, the Investment Company Act. The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. See “Risks” beginning on page 19 in the Prospectus, including “Leverage Risk.”

•	An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

•	Investors in Class S or Class D Shares will pay a sales load of up to [●]% and [●]%, respectively, on the amounts they invest. If you pay the maximum aggregate of [●]% or [●]% for Class S and Class D Shares, respectively, based on a minimum investment of $50,000 you must experience a total return on your net investment of [●]% and [●]%, respectively, in order to recover these expenses.

•	Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s declaration and agreement of trust.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the sale of assets, borrowings, return of capital, offering proceeds or from temporary waivers or expense reimbursements borne by the Adviser or its affiliates that may be subject to reimbursement to the Adviser or its affiliates.

You should rely only on the information contained in this Prospectus and the Fund’s Statement of Additional Information. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date of this filing. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information, dated [    ], 2026, containing additional information about the Fund (the “SAI”), has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on page 72 of this Prospectus, as well as free copies of the Fund’s annual and semi-annual reports to Shareholders (when available), and other information about the Fund by calling [    ] at [    ], by writing to the Fund at [     ] or by visiting [    ]. The Prospectus, the SAI, and the Fund’s annual and semi-annual reports to Shareholders will be published on the following website: [     ]. You can get the same information for free from the SEC’s website, https://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

i

SUMMARY OF OFFERING TERMS

The following is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus, including the Statement of Additional Information (“SAI”) and the Fund’s Declaration and Agreement of Trust, as amended, restated or supplemented from time to time (the “Declaration of Trust”).

The Fund

The Fund is a newly organized Delaware statutory trust that is registered under the Investment Company Act as a closed-end, non-diversified, management investment company.

The Fund sells its shares of beneficial interest (“Shares”) only to eligible investors that are “qualified clients,” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

This Prospectus applies to the offering of three separate classes of Shares, designated as Class S, Class D and Class I Shares. The Fund intends to apply to the Securities and Exchange Commission (“SEC”) for an exemptive order that would permit the Fund to offer more than one class of Shares. Class S and Class D Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. Each class of Shares would be subject to different fees and expenses. There is no assurance that the Fund will be granted the exemptive order. The Fund may offer additional classes of Shares in the future.

The business operations of the Fund are managed and supervised under the direction of the Fund’s Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Declaration of Trust. The Board is comprised of [four] trustees, a majority of whom are not “interested persons” (as defined in the Investment Company Act) of the Fund (the “Independent Trustees”).

The Investment Adviser

RTW Investments, LP serves as the Fund’s investment adviser. The Adviser is registered as an investment adviser with the SEC under the Advisers Act.

The Adviser was established in 2009 and is a leading healthcare-focused investment firm that has over $9.7 billion in assets under management as of June 30, 2026. The team consists of 94 professionals headquartered in New York with offices in London, Shanghai, Singapore and Abu Dhabi. The Adviser’s investment process has been developed under the leadership of Roderick Wong, M.D., the Adviser’s Managing Partner and Chief Investment Officer, who has more than 20 years of healthcare investment experience evaluating medical and scientific assets in the biopharmaceutical industry.

Investment Objective and Principal Investment Strategy

The Fund’s investment objective is to achieve long-term capital appreciation. The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed with the approval of the Board, without Shareholder approval.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of biotechnology and biotechnology-related growth companies. For purposes of this policy, biotechnology and biotechnology-related growth companies are companies that the Adviser believes are principally engaged in, or benefit significantly from scientific or technological advances in, biotechnology, life sciences, biopharmaceuticals, pharmaceuticals, medical technology, diagnostics, genetic medicine, life sciences tools or related products, services, processes or technologies. Growth companies may include companies that the Adviser believes have the potential for long-term capital appreciation based on, among other things, product or technology development, clinical or regulatory progress, commercialization opportunities, innovation, intellectual property, market opportunity, revenue growth or other factors. In addition to its investments in biotechnology and biotechnology-related growth companies, the Fund may also invest up to 20% of its net assets in other investments including cash and cash equivalents, money market instruments, U.S. government securities, repurchase agreements and equity or debt securities of any type of issuer. In pursuing its investment objective, the Fund will seek to achieve long-term capital appreciation by investing primarily in biotechnology, life sciences, biopharmaceutical, and medical technology companies through a research-driven investment process that emphasizes the identification, formation, development, and support of what the Adviser believes to be superior pharmacological, biological, genetic, and medical technology assets that are intended to enhance quality of life and/or extend patient life.

The Fund will invest across the capital structures of public and private issuers globally, with a primary focus on the United States, Asia and Europe. Investments may include equity and equity-related securities, debt and debt-like instruments, royalties or royalty-related interests, and other securities and instruments associated with life sciences companies at various stages of development, including early-stage, clinical-stage, and commercial-stage businesses. The Fund may invest in companies developing a wide range of therapeutic modalities and product types, including genetic medicines, biologics, small-molecule pharmaceuticals, antibodies, medical devices, and other healthcare technologies.

Consistent with the Adviser’s full life-cycle approach to investing, the Fund may invest in companies from company formation and early-stage private financings through clinical development, regulatory approval, commercialization and public-market ownership. The Fund may make follow-on investments in portfolio companies and may continue to hold investments following IPOs, reverse mergers, acquisitions or other monetization events when the Adviser believes the investment continues to present an attractive risk-reward profile. Subject to applicable law and any applicable exemptive relief, the Fund may also participate in investment opportunities arising from the Adviser’s formation or support of companies around academic licenses, corporate assets or other scientific innovations. The Fund may participate in investment opportunities at various stages of a company’s development and may support portfolio companies through multiple rounds of financing when consistent with the Fund’s investment objective.

The Adviser employs a data-driven, science-based research process designed to identify misunderstood, underappreciated, or transformational assets within the healthcare sector. The Adviser’s investment analysis incorporates extensive scientific and medical diligence, including the evaluation of pre-clinical and clinical data, regulatory developments, intellectual property considerations, competitive dynamics, and lifecycle events such as product launches and corporate transactions. The Adviser also considers a variety of non-scientific and non-financial factors, which may include assessments of management teams and boards, operational infrastructure, litigation and regulatory history, and broader industry trends. The Adviser leverages proprietary analytical tools, including internally developed genetics-based analysis, to assess the probability of success of specific therapeutic targets and assets.

Depending on market conditions and other factors determined in the sole discretion of the Adviser, the Fund generally intends to allocate approximately 50% to 100% of its assets to public investments, approximately 0% to 40% of its assets to private assets, and approximately 0% to 10% to royalties (e.g., royalty interests, revenue interests, milestone payments and similar contractual rights or economic interests relating to biotechnology and biotechnology-related growth companies).

The Fund is expected to pursue a primarily long-biased investment approach and may, to a limited extent, use derivatives and other instruments for hedging, risk management, or to seek to enhance return profiles, consistent with the Fund’s investment objective and regulatory requirements applicable to registered investment companies. The Adviser actively manages portfolio risk through position sizing, diversification across a range of issuers, subsectors, and stages of development, and ongoing monitoring of scientific, regulatory, market, and macroeconomic factors affecting the healthcare sector.

The Fund may hold cash, cash equivalents, and money market instruments pending investment, for defensive purposes, or to manage liquidity in connection with its investment activities and repurchase offers.

The Fund is permitted to borrow money or issue debt securities in an amount up to 33-1/3% of its total assets in accordance with the Investment Company Act. The Fund intends to establish a credit line to borrow money for a range of purposes, including to provide liquidity for capital calls by portfolio investments, to satisfy tender requests, to manage timing issues in connection with the inflows of additional capital and the acquisition of Fund investments and to otherwise satisfy Fund obligations. There is no assurance, however, that the Fund will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Fund incurring leverage on its portfolio investments from time to time. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the repurchase of Shares by periodic tender offers to Shareholders, the Adviser may sell certain of the Fund’s assets.

The Fund is permitted to change its 80% policy without a Shareholder vote, provided the Fund conducts a repurchase offer prior to the change, the Fund provides at least 60 days’ prior notice of any change in the policy in advance of the offer, the offer is not oversubscribed and the Fund purchases Shares at their net asset value.

There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

Investment Philosophy and Approach

The Adviser’s investment philosophy is grounded in the belief that rigorous scientific, clinical and fundamental analysis can identify healthcare assets whose long-term value is not fully reflected in public or private market valuations. The Adviser seeks to develop conviction through a data-first research process that includes the review of primary scientific and clinical evidence, proprietary data science and genetics-based analysis, and engagement with academic researchers, entrepreneurs, company management teams, capital markets participants and other industry contacts.

The Adviser’s investment process incorporates extensive scientific and medical diligence, including the evaluation of pre-clinical and clinical data, regulatory developments, product development milestones, intellectual property, competitive dynamics and commercialization opportunities. Research is informed by proprietary analytical tools, including internally developed genetics-based analysis, together with information obtained through scientific publications, medical conferences, regulatory filings and engagement with company management teams, entrepreneurs, capital markets participants and other industry contacts.

Investment ideas are generated through the Adviser’s internal research, new ventures and business development efforts, as well as through the Adviser’s broader relationships across the healthcare ecosystem. The Adviser uses a collaborative research process to form and test investment theses regarding the probability of clinical, regulatory and commercial success, with particular focus on scientific innovation, unmet medical need, intellectual property, competitive positioning, development timelines and potential commercialization. The Adviser seeks to invest across the full life cycle of biotechnology and life sciences companies, from early-stage innovation and private financings through clinical development, regulatory approval, commercialization and public-market ownership.

The Adviser generally takes a long-term approach to investing and may maintain or increase exposure to investments as they progress through scientific, regulatory, commercial or capital markets milestones. Portfolio construction and risk management are informed by the Adviser’s assessment of scientific, clinical, regulatory, commercial, valuation, liquidity and market risks, as well as position sizing and the expected risk-reward profile of each investment. Portfolio construction emphasizes disciplined risk management through position sizing, diversification across issuers, therapeutic areas and stages of development, and ongoing evaluation of scientific, regulatory, commercial and market developments.

Risk Factors	An investment in the Fund is speculative with a substantial risk of loss. The Fund has no operating history. Because the Fund is actively managed, it will be dependent on the activities of the investment team and, as a result, it is subject to both management of and dependence on the Adviser. The amount of distributions that the Fund may pay, if any, is uncertain. The Shares are considered less liquid due to a lack of a secondary market or readily available market quotations. Shares are also subject to substantial restrictions on transferability and resale. Although the Adviser intends to recommend repurchase of Shares under normal market conditions to enhance the Fund’s liquidity, there is no assurance that the Fund will conduct repurchase offers in any particular period. Consequently, an investment in the Fund may be suitable primarily for long-term investors. Please refer to “Risks” for additional considerations relevant to an investment in the Fund.

Distributor

[    ] acts as distributor for the Fund’s Shares (the “Distributor”) and serves in that capacity on a reasonable best efforts basis, subject to various conditions.

Financial intermediaries may enter into selling agreements with the Distributor to purchase Shares in the Fund on behalf of their clients. Such selling agents or other financial intermediaries may impose terms and conditions on Shareholder accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus.

Share Classes; Minimum Investments

The Fund intends to offer three separate classes of Shares designated as Class S, Class D and Class I Shares. Each class of Shares has differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the Distribution and Servicing Fee (as defined herein) that each class may be charged. The Fund may offer additional classes of Shares in the future.

The Fund intends to apply for an exemptive order from the SEC with respect to the Fund’s multi-class structure. Class I Shares will be the only Share class offered for purchase until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

Under the terms of the SEC exemptive relief that the Fund intends to apply for in order to offer multiple share classes, the Fund voluntarily will be subject to Rule 12b-1 under the Investment Company Act. Accordingly, the Fund has adopted a distribution and servicing plan for its Class S Shares and Class D Shares (the “Distribution and Servicing Plan”) and pays the Distribution and Servicing Fee with respect to its Class S and Class D Shares.

The minimum initial investment in the Fund by any investor is $[50,000] with respect to Class S Shares and Class D Shares, and $[1,000,000] with respect to Class I Shares. The minimum additional investment in the Fund by any investor is $[5,000] with respect to Class S Shares and Class D Shares and $[250,000] with respect to Class I Shares, except for additional purchases pursuant to the Fund’s distribution reinvestment plan (the “DRIP”).

The stated minimum investment for Class I Shares may be reduced for certain investors as described under “Purchasing Shares.” In addition, the Board reserves the right to accept lesser amounts below these minimums for Trustees of the Fund and employees of the Adviser and its affiliates and vehicles controlled by such employees.

The minimum initial and additional investments may be reduced by either the Fund or the Distributor in the discretion of each for certain investors based on consideration of various factors, including the investor’s overall relationship with the Adviser or Distributor, the investor’s holdings in other funds affiliated with the Adviser or Distributor, and such other matters as the Adviser or Distributor may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by either the Fund or the Distributor, in their discretion, for clients of certain registered investment advisers, broker dealers and other financial intermediaries based on the consideration of various factors, including but not limited to the registered investment adviser or other financial intermediaries’ overall relationship with the Adviser or Distributor, the type of distribution channels offered by the intermediary and such other factors as the Adviser or Distributor may consider relevant at the time.

In addition, the Fund may, in the discretion of the Adviser or Distributor, aggregate the accounts of clients of registered investment advisers, broker dealers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser or the Distributor, the Fund may also aggregate the accounts of clients of certain registered investment advisers, broker dealers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers, broker dealers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediaries’ overall relationship with the Adviser or Distributor, the type of distribution channels offered by the intermediary and such other factors as the Adviser or Distributor may consider relevant at the time.

Eligible Investors

Although the Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), the Shares are sold only to persons or entities that are “qualified clients,” as defined in Rule 205-3 under the Advisers Act.

Financial intermediaries may impose additional eligibility requirements. Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus, the SAI and the Declaration of Trust before deciding to invest in the Fund.

ERISA Considerations

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares.

Because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund are not “plan assets” of the ERISA plans investing in the Fund. Accordingly, neither ERISA’s fiduciary responsibility nor prohibited transaction rules apply to the Fund or the Adviser.

Purchasing Shares

Shares generally will be offered for purchase on the first business day of each calendar month at the Fund’s then-current net asset value (“NAV”) per Share, determined as of the last business day of the prior month, plus any applicable sales load or selling commissions charged by financial intermediaries. A “business day” is any day the New York Stock Exchange is open for business. Shares may be offered more or less frequently as determined by the Board in its sole discretion. Fractional Shares may be issued.

The purchase price of each class of Shares will be based on the NAV per Share of such class as of the date such Shares are purchased, with such initial NAV on the Fund’s initial closing date expected to be $[     ].

Class S Shares and Class D Shares are sold subject to a sales load of up to [●]% and [●]%, respectively, of the purchase amount. For some investors, the sales charge may be waived or reduced. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. While the Fund does not impose an initial sales charge on Class I Shares, Shareholders purchasing Class I Shares through certain selling agents or financial intermediaries may be charged transaction or other fees directly by such intermediaries. Any such fees will not be considered organization or offering costs of the Fund. Financial intermediaries may impose additional charges in connection with purchases of Shares.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date established by the Fund, which is expected to be the last day of each calendar month. An investor who misses the acceptance date will have the acceptance of its investment delayed until the following month. Except as otherwise permitted by the Board, initial and subsequent purchases of Shares must be payable in United States dollars.

Each initial or subsequent purchase of Shares will be payable in one installment, which generally will be due three (3) business days prior to the applicable acceptance date. Each prospective investor will be required to complete, execute, and deliver a subscription agreement and related documentation, which must be submitted at least five business days prior to the acceptance date. The Fund reserves the right, in its sole discretion, to accept or reject any subscription for Shares at any time and to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amounts received in advance of a purchase that is ultimately rejected will be returned to the prospective investor without deduction of any fees, expenses, or sales charges.

Shareholders will not be required to make additional capital contributions pursuant to capital calls. Shareholders may, but are not required to, make additional investments in the Fund, subject to applicable investment minimums.

Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries, which may include additional charges, investment minimums, cutoff times, and other requirements that differ from those described herein.

Distributions

The Fund intends to make distributions on an annual basis in aggregate amounts representing substantially all of the Fund’s investment company taxable income (including realized short-term capital gains), if any, earned during the year. Distributions may also include net capital gains, if any.

Because the Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Code, the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders. See “Taxes; RIC Status” below and “Material U.S. Federal Income Tax Considerations.”

Dividend Reinvestment Plan

The Fund operates under a dividend reinvestment plan (the “DRIP”) administered by [    ]. Pursuant to the DRIP, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the DRIP on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to [    ]. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by [   ] [60] days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are reinvested in full and fractional Shares.

No Redemption; Restrictions on Transfer	No Shareholder has the right to require the Fund to redeem Shares. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic offers by the Fund to repurchase Shares from Shareholders. See “Repurchase of Shares.”

Repurchase of Shares

To provide a limited degree of liquidity to Shareholders, at the sole discretion of the Adviser and subject to the Board’s approval, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders.

Beginning [no later than twelve months] after the Fund commences investment operations, the Adviser intends to recommend that, under normal market circumstances, the Fund conduct offers to repurchase up to 5% of the Shares outstanding (either by number of Shares or aggregate NAV) on a quarterly basis. The Fund intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended, and the Investment Company Act, with the terms of such tender offer published in a tender offer statement to be sent to all Shareholders and filed with the SEC on Schedule TO.

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors. The Fund may repurchase less than the full amount that Shareholders request to be repurchased.

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing NAV. The Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $[5,000]. Such minimum ownership requirement may be waived by the Fund, in its sole discretion. If such requirement is not waived by the Fund, the Fund reserves the right to reduce the amount to be repurchased from the Shareholder so that the required minimum account balance is maintained or redeem all of the Shareholder’s Shares.

A [●]% early repurchase fee (an “Early Repurchase Fee”) may be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. The Early Repurchase Fee will be retained by the Fund for the benefit of remaining Shareholders.

Other Fees and Expenses	The Fund will be subject to various fees and expenses, including a Management Fee, Distribution and Servicing Fee, and Incentive Fee. These fees will apply to different share classes and are designed to compensate the Adviser and financial intermediaries for their services. A more detailed discussion of the Fund’s expenses can be found below under “Management Fee,” “Incentive Fee” and “Distribution and Servicing Fee.”

Management Fee

In consideration of the advisory services provided by the Adviser, the Fund will pay the Adviser a monthly management fee at an annual rate of [●]% based on the value of the Fund’s Managed Assets calculated and accrued monthly as of the last business day of each month (the “Management Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). For the first calendar month in which the Fund commences investment operations, Managed Assets will be measured as the beginning Managed Assets as of the effective date of the Investment Advisory Agreement.

For purposes of determining the Management Fee payable to the Adviser, the value of the Fund’s Managed Assets will be calculated prior to the inclusion of the Management Fee and Incentive Fee, if any, payable to the Adviser, the Distribution and Servicing Fee, or any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Management Fee will be payable monthly in arrears. The Management Fee will be paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser. The Fund will bear all other costs and expenses of its operations and transactions as set forth in its investment advisory and management agreement with the Adviser (the “Investment Advisory Agreement”).

Incentive Fee	The Adviser will charge an incentive fee equal to [●]% of the Fund’s Total Return (the “Incentive Fee”), subject to a [●]% annual Hurdle Amount and a High Water Mark with a [●]% Catch-Up (each as defined below). The Incentive Fee will be measured on a calendar year basis, be paid annually and accrue monthly (subject to pro-rating for partial periods).

Specifically, the Adviser will be entitled to an Incentive Fee in an amount equal to:

First, if the Fund’s Total Return for the applicable period exceeds the sum of (i) the Hurdle Amount for that period and (ii) the Loss Carryforward Amount (any such excess, “Excess Profits”), [●]% of such annual Excess Profits until the total amount of the Incentive Fee payable to the Adviser equals [●]% of the sum of (x) the Hurdle Amount for that period and (y) any amount payable to the Adviser pursuant to this clause (this is commonly referred to as a “Catch-Up”); and second, to the extent there are remaining Excess Profits, [●]% of such remaining Excess Profits.

“Total Return” for any period since the end of the prior calendar-year end shall equal the sum of (i) all distributions accrued or paid (without duplication) on Shares outstanding at the end of such period since the beginning of the then-current calendar year plus (ii) the change in aggregate NAV of such Shares since the beginning of the then-current calendar year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Shares, (y) any accrual of the Incentive Fee and (z) applicable Distribution and Servicing Fee expenses minus (iii) all other Fund expenses (to the extent not already reflected in clause (ii)) but excluding applicable expenses for Distribution and Servicing Fees. For the avoidance of doubt, the calculation of Total Return will (i) include any, realized or unrealized, appreciation or depreciation in the NAV of Shares issued during the then-current calendar year, (ii) treat taxes withheld by the Fund on distributions to Shareholders as part of the distributions accrued or paid on Shares and (iii) exclude the proceeds from the initial issuance of such Shares.

“Hurdle Amount” for any period during the then-current calendar year means that amount that results in a [●]% annualized return on the NAV of the Shares outstanding at the beginning of the then-current calendar year and all Shares issued since the beginning of the then-current calendar year calculated in accordance with recognized industry practices and taking into account: (i) the timing and amount of all distributions accrued or paid (without duplication) on all such Shares minus all Fund expenses but excluding applicable expenses for Distribution and Servicing Fees; and (ii) all issuances of Shares over the period.

The NAV of Shares used in determining the Hurdle Amount will be calculated before giving effect to any accrual of the Incentive Fee and applicable expenses for Distribution and Servicing Fees. For the avoidance of doubt, the calculation of the Hurdle Amount for any period will exclude: any Shares repurchased during such period, which Shares will be subject to the Incentive Fee upon repurchase. Except as described in “Loss Carryforward Amount” below, any amount by which Total Return falls below the Hurdle Amount will not be carried forward to subsequent periods.

“Loss Carryforward Amount” shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Total Return and decrease by any positive annual Total Return; provided, that the Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Loss Carryforward Amount will exclude the Total Return related to any Shares redeemed during the then-current calendar year, which Shares will be subject to the Incentive Fee upon repurchase. The effect of the Loss Carryforward Amount is that the recoupment of past annual Total Return losses will offset the positive annual Total Return for purposes of the calculation of the Incentive Fee. This is referred to as a “High Water Mark.”

Promptly following the end of each calendar year, the Adviser will be entitled to an Incentive Fee as described above calculated in respect of the portion of the year to date, less any Incentive Fee received with respect to prior periods within that year (the “Annual Allocation”). The Incentive Fee that the Adviser is entitled to receive at the end of each calendar year will be reduced by the cumulative amount of Incentive Fees paid during that year. See “Net Asset Valuation” below.

The Adviser will not be obligated to return any portion of the Incentive Fee paid by the Fund due to the subsequent performance of the Fund.

Distribution and Servicing Fee

Class S Shares and Class D Shares will be subject to an ongoing distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class S or Class D Shares of the Fund. Class S Shares and Class D Shares will pay a Distribution and Servicing Fee to the Distributor at an annual rate of [●]% and [●]%, respectively, based on the aggregate net assets of the Fund attributable to such class. For purposes of determining the Distribution and Servicing Fee, NAV will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. The Distribution and Servicing Plan will operate in a manner consistent with Rule 12b-1 under the Investment Company Act, and the Fund will pay the Distribution and Servicing Fee with respect to its Class S and Class D Shares.

Class I Shares will not be subject to a Distribution and Servicing Fee.

The Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the method of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Administration Agreement	The Fund intends to enter into an administration agreement (the “Administration Agreement”), pursuant to which the Fund’s administrator (or sub-administrator) will perform certain administration and accounting services for the Fund, including, among other things: customary fund accounting services, including computing the Fund’s net asset values and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other oversight activities.

Transfer Restrictions

A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder or (ii) under other limited circumstances, with the consent of the Fund (which may be withheld in its sole discretion).

Notice of a proposed transfer of Shares must be accompanied by properly completed transfer information documents in respect of the proposed transferee and must include evidence satisfactory to the Fund that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Valuation	The Board intends to designate the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the Investment Company Act. The Adviser will be responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Adviser’s and the Fund’s valuation policy and consistently applied valuation process. The Adviser intends to utilize independent third-party pricing services and independent third-party valuation services to value certain portfolio investments. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Adviser will adopt methods for determining the fair value of such securities and other assets.

Leverage; Borrowing

The Fund may use leverage as and to the extent permitted by the Investment Company Act. The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions.

With respect to senior securities representing indebtedness, other than temporary borrowings as defined under the Investment Company Act, the Fund is required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. With respect to senior securities that are preferred stock, the Fund is required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

Co-Investments

The Fund intends to seek an order for exemptive relief (the “Order”) from the SEC to permit it to co-invest with other entities managed by the Adviser or its affiliates in a manner consistent with the Fund’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There is no assurance the Order will be granted by the SEC.

Pursuant to the Order, if granted, in certain cases where an existing or future investment fund or account managed by the Adviser or any of its affiliates has a pre-existing investment in an issuer in which the Fund and such other investment funds or accounts will co-invest, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Independent Trustees will be required to take steps set forth in Section 57(f) of the Investment Company Act, including approving the transaction on the basis that, in relevant part, (i) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Fund and the Shareholders and do not involve overreaching of the Fund or the Shareholders on the part of any person concerned, (ii) the transaction is consistent with the interests of the Shareholders and is consistent with the Fund’s investment objective and strategies and (iii) the Board records in its minutes and preserves in its records a description of the transaction, its findings, the information or materials upon which its findings were based, and the basis for its findings.

Taxes; RIC Status

The Fund intends to elect to be treated as, and intends to qualify and continue to qualify each year to be treated as, a regulated investment company or a “RIC” under Subchapter M of the Code. In order to qualify for tax treatment as a RIC for U.S. federal income tax purposes, the Fund will need to ensure that (among other things) it distributes annually, an amount equal to at least 90% of its “investment company taxable income.”

For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “Material U.S. Federal Income Tax Considerations.”

Prospective investors are urged to consult their tax advisers with respect to the specific U.S. federal, state, local, and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax Reports	The Fund will distribute to its Shareholders, as soon as practicable after the end of each taxable year, IRS Forms 1099-DIV detailing the amounts includible in such Shareholder’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund’s Shareholders even if they are reinvested in additional Shares pursuant to the DRIP. For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “Material U.S. Federal Income Tax Considerations.”

Reports to Shareholders	The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders will also receive quarterly commentary regarding the Fund’s operations and investments.

Fiscal Year and Tax Year	The Fund’s fiscal year is the 12-month period ending on [ ]. The Fund’s taxable year is the 12-month period ending on [ ].

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

Custodian and Transfer Agent	[ ], serves as the Fund’s primary custodian (the “Custodian”), and as the Fund’s transfer agent.

Independent Accountants	[ ] serves as the independent registered public accounting firm of the Fund.

SUMMARY OF FEES AND EXPENSES

The fee table below is intended to assist Shareholders in understanding the various costs and expenses that the Fund expects to incur, and that Shareholders can expect to bear, by investing in the Fund. This fee table is based on estimated expenses of the Fund for its first fiscal year ending [    , 2027], and assumes that the Fund has net assets of [    ] as of such date. The Fund’s actual net assets and expenses, as of such date, may vary, perhaps substantially from these estimates.

Shareholder Transaction Expenses (fees paid directly from your investment)	Class S Shares		Class D Shares		Class I Shares
Maximum Sales Load (as a percentage of purchase amount)(1)	[●]	%	[●]	%	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	[●]	%	[●]	%	[●]	%
Dividend Reinvestment and Cash Purchase Plan Fees(3)	None		None		None

Estimated Annual Operating Expenses (as a percentage of net assets attributable to Shares)	Class S Shares		Class D Shares		Class I Shares
Management Fee (4)	[●]	%	[●]	%	[●]	%
Incentive Fee(5)	[●]	%	[●]	%	[●]	%
Distribution and Servicing Fee(6)	[●]	%	[●]	%	[●]	%
Other Expenses(7)	[●]	%	[●]	%	[●]	%
Total Annual Expenses	[●]	%	[●]	%	[●]	%
Less Fee Waiver / Expense Reimbursement(8)	[●]	%	[●]	%	[●]	%
Total Annual Expenses after Fee Waiver / Expense Reimbursement	[●]	%	[●]	%	[●]	%

(1)	Investors purchasing Class S and Class D Shares may be subject to a sales load of up to [●]% and [●]%, respectively, of the purchase amount. Class I Shares are not sold subject to a sales load. Please consult your financial intermediary for additional information.
(2)	A [●]% Early Repurchase Fee payable to the Fund may be charged with respect to the repurchase of Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in - first out” basis). An Early Repurchase Fee payable by a Shareholder may be waived in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any Shareholder. The Early Repurchase Fee will be retained by the Fund for the benefit of the remaining Shareholders.
(3)	The Fund does not currently expect to charge fees under its Dividend Reinvestment Plan. The Fund does not presently maintain a Cash Purchase Plan.
(4)	The Fund will pay the Adviser a Management Fee of [●]% on an annualized basis of the value of the Fund’s Managed Assets calculated and accrued monthly as of the last business day of each month and payable monthly. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). For purposes of determining the Management Fee payable to the Adviser, the value of the Fund’s Managed Assets will be calculated prior to the inclusion of the Management Fee and Incentive Fee payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Adviser voluntarily waived its Management Fee for the [ ] period from the Fund’s commencement of operations. The Management Fees waived by the Adviser during this [ ] period are not subject to recoupment by the Adviser under the Expense Limitation Agreement. Such fee waiver is not reflected in the above fee table.

(5)	The Adviser will charge an Incentive Fee equal to [●]% of the Fund’s Total Return, subject to a [●]% annual Hurdle Amount and a High Water Mark with a [●]% Catch-Up (each as defined and described in further detail herein). The Incentive Fee will be measured on a calendar year basis, paid annually and accrued monthly (subject to pro-rating for partial periods). Because the Incentive Fee is speculative, no Incentive Fee is presented for the initial year of the Fund’s operations.

(6)	Class S Shares and Class D Shares are subject to an ongoing Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class S or Class D Shares of the Fund. Class S Shares and Class D Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of [●]% and [●]%, respectively, based on the aggregate net assets of the Fund attributable to such class.

(7)	Other Expenses are based on estimated amounts that have been annualized for the current fiscal year and include, among other things, estimated professional fees and other expenses that the Fund bears, including initial and ongoing offering costs, and fees and expenses related to the administration of the Fund, transfer agent and custodian.

(8)	Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that annual operating expenses (excluding (i) the Management Fee; (ii) the Incentive Fee; (iii) any Distribution and Servicing Fee; (iv) all fees and expenses of portfolio companies in which the Fund invests (including all acquired fund fees and expenses); (v) transactional costs associated with consummated and unconsummated transactions, including legal costs and brokerage commissions, associated with the acquisition, disposition and maintenance of investments by the Fund; (vi) interest; (vii) taxes; (viii) brokerage commissions; (ix) dividend and interest expenses relating to short sales; and (x) extraordinary expenses (expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence)) do not exceed [●]% per annum of the average monthly net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived under the Expense Limitation Agreement or any expenses the Adviser reimburses in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause annual operating expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within three years after the month in which the Adviser incurred the expense. The Expense Limitation Agreement has a term ending one year from the commencement of the Fund’s operations, and the Adviser may extend the term for a period of one year on an annual basis, subject to the approval of the Board, including a majority of the Independent Trustees. Organizational and certain initial operating expenses incurred prior to the commencement of the Fund’s operations and reimbursed by the Adviser are included as reimbursable expenses under the Expense Limitation Agreement, subject to the same three-year recoupment period.

The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses Shareholders will bear.

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that all distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses remain the same (except that the examples incorporate the [fee waiver and] expense reimbursement arrangements from the Expense Limitation Agreement for only the one-year example and the first year of the three-, five- and ten-year examples). The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

The examples illustrate the expenses, including a sales load, as applicable, that you would pay on a $1,000 investment in each class of Shares, assuming a 5% annual return.

	1 Year		3 Years		5 Years		10 Years
Class S	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class D	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class I	$	[ ]	$	[ ]	$	[ ]	$	[ ]

The examples illustrate the expenses, including a sales load, as applicable, that you would pay on a $50,000 investment in each class of Shares, assuming a 5% annual return.

	1 Year		3 Years		5 Years		10 Years
Class S	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class D	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class I	$	[ ]	$	[ ]	$	[ ]	$	[ ]

The Examples above are based on the annual fees and expenses set forth on the table above. They should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5.0% return assumed in the examples. A greater rate of return than that used in the Examples would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of the Incentive Fee.

THE FUND

The Fund is a newly organized Delaware statutory trust formed on June 30, 2026, and is registered under the Investment Company Act as a closed-end, non-diversified, management investment company. The Fund has no operating history. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the Board of Trustees.

Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports.

USE OF PROCEEDS

The proceeds from the sale of Shares of the Fund, not including the amount of the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies within three months, based on market conditions and investment availability, after receipt of such proceeds, which may be delayed up to an additional three months depending on market conditions and the availability of suitable investments. The Fund anticipates that it will take a longer period of time to allocate proceeds of its continuous offering to its investments in Private Assets, due to the nature of those investments.

Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. The Fund may not achieve its investment objective, or otherwise fully satisfy its investment policies, during such periods in which the Fund’s assets are not able to be substantially invested in accordance with its investment strategies.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s investment objective is to achieve long-term capital appreciation. The Fund’s investment objective is non-fundamental and may be changed by a vote of the Board of Trustees (the “Board”), without Shareholder approval. There can be no assurance that the Fund’s investment objective will be achieved, and Shareholders could lose all or a portion of their investment in the Fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of biotechnology and biotechnology-related growth companies. For purposes of this policy, biotechnology and biotechnology-related growth companies are companies that the Adviser believes are principally engaged in, or benefit significantly from scientific or technological advances in, biotechnology, life sciences, biopharmaceuticals, pharmaceuticals, medical technology, diagnostics, genetic medicine, life sciences tools or related products, services, processes or technologies. Growth companies may include companies that the Adviser believes have the potential for long-term capital appreciation based on, among other things, product or technology development, clinical or regulatory progress, commercialization opportunities, innovation, intellectual property, market opportunity, revenue growth or other factors. In addition to its investments in biotechnology and biotechnology-related growth companies, the Fund may also invest up to 20% in other investments, including cash and cash equivalents, money market instruments, U.S. government securities, repurchase agreements and equity or debt securities of any type of issuer.

Under normal market conditions, the Fund will invest more than 25% of its total assets in the securities issued by companies operating within the biotechnology and biotechnology-related industries. This concentration policy is a fundamental policy of the Fund and may not be changed without the approval of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act). The Fund's other fundamental investment policies are described under "Additional Investment Policies" in the SAI.

In pursuing its investment objective, the Fund intends to invest its assets to achieve long-term capital appreciation, with a focus on forming, building, and supporting biotechnology, life sciences, biopharmaceutical, and medical technology companies. The Fund intends to create a portfolio of investments across a range of businesses, each pursuing the development of what the Adviser believes to be superior pharmacological or medical therapeutic assets that are intended to enhance the quality of life and/or extend patient life.

Investment decisions will be based on a variety of financial, scientific, and other factors. In addition to scientific and clinical analysis, the Adviser may consider non-financial and non-scientific factors, including diligence on management teams and boards, corporate governance, operational infrastructure, litigation and regulatory history, and broader industry and market conditions.

The Fund may invest in early-stage or newly formed companies, including companies formed or supported in connection with the Adviser’s research and investment activities, which may involve higher risk and longer development timelines than investments in more established companies.

Depending on market conditions and other factors determined in the sole discretion of the Adviser, the Fund generally intends to allocate approximately 50% to 100% of its assets to Public Investments, approximately 0% to 40% of its assets to Private Assets, and approximately 0% to 10% to Royalties.

•	Public Investments. The Fund intends to focus its public investments (“Public Investments”) on publicly traded biotechnology, life sciences, biopharmaceutical, pharmaceuticals, medical technology, diagnostics, genetic medicine and related healthcare companies that the Adviser believes have the potential to generate long-term value through, among other things, successful development, regulatory approval or commercialization of therapeutic, biopharmaceutical or medical technology assets. Public Investments may include equity and equity-related securities, debt and debt-like instruments, convertible securities and other instruments with equity-like or debt-like characteristics.

•	Private Assets. The Fund intends to focus its private investments (“Private Assets”) on privately held companies and privately negotiated transactions involving public or private biotechnology, life sciences, biopharmaceutical, medical technology and related healthcare companies or assets. Private Assets may include equity and equity-related securities, preferred equity, convertible securities, warrants, debt and debt-like instruments, structured investments, private placements, PIPEs, pre-IPO financings, bridge financings, co-investments, secondary purchases, special purpose vehicles and other customized financing arrangements.

•	Royalties. The Fund may invest in royalty interests, revenue interests, milestone payments and similar contractual rights or economic interests relating to biotechnology, life sciences, biopharmaceutical, medical technology or related healthcare products, programs, technologies or assets (“Royalties”). Royalties may provide economic exposure to the development, regulatory approval, commercialization, sales or other value-generating events associated with one or more products, product candidates, therapeutic assets, medical technologies or related intellectual property rights.

Consistent with the Adviser’s full life-cycle approach to investing, the Fund may invest in companies from company formation and early-stage private financings through clinical development, regulatory approval, commercialization and public-market ownership. The Fund may make follow-on investments in portfolio companies and may continue to hold investments following IPOs, reverse mergers, acquisitions or other monetization events when the Adviser believes the investment continues to present an attractive risk-reward profile. Subject to applicable law and any applicable exemptive relief, the Fund may also participate in investment opportunities arising from the Adviser’s formation or support of companies around academic licenses, corporate assets or other scientific innovations. The Fund may participate in investment opportunities at various stages of a company’s development and may support portfolio companies through multiple rounds of financing when consistent with the Fund’s investment objective.

The Adviser employs a research-driven investment process grounded in scientific analysis and fundamental valuation. The Adviser’s research process includes, among other things, the evaluation of pre-clinical and clinical data, regulatory developments, intellectual property considerations, competitive dynamics, and key lifecycle events such as product launches, financings, and corporate transactions. The Adviser also utilizes internally developed analytical tools, including genetics-based analysis, to assess the probability of success of therapeutic targets and assets.

The Adviser actively manages portfolio risk through position sizing, diversification across a range of issuers, subsectors, and stages of development, and ongoing monitoring of scientific, regulatory, market, and macroeconomic factors affecting portfolio investments.

The Fund may maintain its assets in money market securities, cash, or cash-equivalent instruments pending investment, for defensive purposes, or to manage liquidity, including in connection with the Fund’s periodic tender offers.

The Fund may, from time to time, sell portfolio investments to manage liquidity, meet repurchase obligations, or reposition the portfolio.

The Fund is permitted to borrow money or issue debt securities in an amount up to 33-1/3% of its total assets in accordance with the Investment Company Act. The Fund may seek to establish a credit facility to provide liquidity for a range of purposes, including to satisfy tender offer repurchases, manage timing differences between capital inflows and investment activity, and otherwise meet Fund obligations. There can be no assurance that the Fund will be able to obtain such a credit facility or that any borrowings will be repaid on favorable terms.

The Fund is permitted to change its 80% policy without a Shareholder vote, provided the Fund conducts a repurchase offer prior to the change, the Fund provides at least 60 days’ prior notice of any change in the policy in advance of the offer, the offer is not oversubscribed and the Fund purchases Shares at their net asset value.

The Fund’s investment strategy is speculative and involves a high degree of risk. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

Investment Philosophy and Approach

The Adviser’s investment philosophy is founded on the belief that long-term value in biotechnology, life sciences, biopharmaceutical and medical technology companies is driven primarily by scientific innovation and the successful development and commercialization of differentiated technologies. The Adviser believes rigorous scientific analysis, deep domain expertise and a long-term investment horizon provide a competitive advantage in identifying assets whose intrinsic value may not yet be recognized by public or private markets.

The Adviser’s investment process incorporates extensive scientific and medical diligence, including the evaluation of pre-clinical and clinical data, regulatory developments, product development milestones, intellectual property, competitive dynamics and commercialization opportunities. Research is informed by proprietary analytical tools, including internally developed genetics-based analysis, together with information obtained through scientific publications, medical conferences, regulatory filings and engagement with company management teams, entrepreneurs, capital markets participants and other industry contacts.

The Adviser focuses on understanding the fundamental drivers of value by evaluating the probability and potential impact of key scientific, clinical, regulatory and commercial milestones throughout the life cycle of a product or technology. The Adviser seeks to invest across the full life cycle of biotechnology and life sciences companies, from early-stage innovation and private financings through clinical development, regulatory approval, commercialization and public-market ownership. Rather than emphasizing short-term market movements, the Adviser seeks to develop high-conviction investment theses that are continually reassessed as new scientific, regulatory and market information becomes available.

The Adviser believes disciplined portfolio construction, thoughtful risk management and flexibility across public and private markets are essential to navigating the uncertainty inherent in healthcare investing. Portfolio construction emphasizes disciplined risk management through position sizing, diversification across issuers, therapeutic areas and stages of development, and ongoing evaluation of scientific, regulatory, commercial and market developments. Its investment philosophy emphasizes patience, selectivity and continuous reassessment of investment opportunities as companies advance through development and commercialization.

RTW OVERVIEW

RTW Investments, LP (the “Adviser” or “RTW”) serves as the investment adviser to the Fund and is responsible for the management of the Fund’s investments, subject to the oversight of the Fund’s Board of Trustees. RTW is a Delaware limited partnership and is registered as an investment adviser with the SEC.

RTW was founded in 2009 and has its principal place of business at 40 10th Avenue, 7th Floor, New York, New York 10014. As of June 30, 2026, RTW had approximately $9.7 billion in assets under management, all of which were managed on a discretionary basis. The team consists of 94 professionals headquartered in New York with offices in London, Shanghai Singapore and Abu Dhabi, including investment professionals with scientific, medical and investment expertise. RTW’s investment process has been developed under the leadership of Roderick Wong, M.D., RTW’s Managing Partner and Chief Investment Officer, who has more than 20 years of healthcare investment experience evaluating medical and scientific assets in the biopharmaceutical industry.

RTW provides discretionary investment advisory services to a range of pooled investment vehicles focused primarily on the biotechnology, life sciences, biopharmaceutical, and medical technology sectors. These investment vehicles include funds that invest in public and private healthcare companies across various stages of development and geographies, with a primary focus on the United States, Asia and Europe.

Since its founding, RTW has invested across public and private healthcare companies at various stages of development, from early-stage innovation through commercialization, and seeks to identify opportunities where scientific or clinical progress is not fully reflected in market valuations. RTW’s investment process emphasizes long-term value creation through rigorous scientific diligence, disciplined portfolio construction and continuous reassessment of investment opportunities as new information becomes available.

RTW is compensated for its services pursuant to an investment advisory agreement with the Fund, as described under “Investment Advisory and Management Agreement.” RTW may also provide investment advisory services to other clients, including clients with investment objectives and strategies that are similar to or different from those of the Fund.

RISKS

AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY QUALIFIED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISORS PRIOR TO INVESTING IN THE FUND.

Investment in the Fund is suitable only for those persons who, either alone or together with their duly designated representative, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment, who can afford to bear the economic risk of their investment, who are able to withstand a total loss of their investment and who have no need for liquidity in their investment and no need to dispose of their Shares to satisfy current financial needs and contingencies or existing or contemplated undertakings or indebtedness. Potential investors with questions as to the suitability of an investment in the Fund should consult their professional advisors to assist them in making their own legal, tax, accounting and financial evaluation of the merits and risks of investment in the Fund in light of their own circumstances and financial condition.

The Fund’s investment program is speculative and entails substantial risks. In considering participation in the Fund, prospective investors should be aware of certain risk factors, which include the following:

General Risks of Investing in the Fund

General Investment Risks

There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to Shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile, and a Shareholder could incur a total or substantial loss of its investment.

No Operating History

The Fund is a non-diversified, closed-end management investment company with no operating history. The Fund has no historical financial statements and other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Dependence on the Adviser and Key Personnel

The Fund depends on the Adviser and, in particular, on Roderick Wong, M.D., the Adviser’s founder, Managing Partner and Chief Investment Officer and the Fund’s portfolio manager. Dr. Wong leads the Adviser’s investment activities focused on innovative drug development and is primarily responsible for the Adviser’s risk-management oversight. The Fund’s investment process therefore depends significantly on Dr. Wong’s knowledge, judgment and experience in evaluating medical and scientific assets. Although Dr. Wong is supported by the Adviser’s broader multidisciplinary investment team, there can be no assurance that Dr. Wong or any other investment professional will remain affiliated with the Adviser or continue to devote the same time and attention to the Fund.

The death, disability, incapacity, departure or extended unavailability of Dr. Wong, or any material reduction in his involvement with the Fund or the Adviser, could disrupt the Fund’s investment process, including the sourcing and evaluation of investment opportunities, portfolio construction and risk management, the monitoring of portfolio companies and the disposition of investments. The loss of other members of the investment team could have similar effects. The Adviser may be unable to identify and retain a replacement for Dr. Wong or other key personnel with comparable healthcare investment, scientific and medical expertise, or may require substantial time to do so. Any such event or transition could materially adversely affect the Fund’s investment performance and net asset value and its ability to achieve its investment objective.

Closed-End Fund Structure; Liquidity Limited to Periodic Repurchases of Shares

The Fund is designed primarily for long-term investors. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investing in less liquid or illiquid portfolio investments within an illiquid fund. An investment in the Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares are not redeemable at a Shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The Shares are designed for long-term investors, and the Fund should not be treated as a trading vehicle.

Repurchase of Shares Risk

Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their NAV and the Adviser intends to recommend that, under normal market circumstances, the Board conduct quarterly repurchase offers of up to 5% of the Shares outstanding (either by number of Shares or aggregate NAV). Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that a Shareholder tenders due to the illiquidity of the Fund investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. In addition, substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing NAV. Offers for repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Additionally, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the Investment Company Act.

Payment In-Kind For Repurchased Shares

The Fund generally expects to distribute to the holders of Shares that are repurchased cash in satisfaction of such repurchase. See “Repurchases of Shares.” However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. In unusual circumstances, including situations where making a cash payment would result in a material adverse effect on the Fund, the Fund reserves the right to distribute securities as payment for repurchased Shares. In the event of such an in-kind distribution, there is a risk that the distributed securities may be difficult to sell, may lack a readily available market, or may need to be sold at prices below the initially distributed value. Additionally, Shareholders may incur brokerage commissions or other transaction costs in disposing of these securities, and some financial institutions may have limitations on processing or accepting in-kind distributions.

Restrictions on Transfers

Shares are not freely transferrable. Transfers of Shares may be made only with the consent of the Fund, which may be withheld in the Fund’s sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

Non-Diversified Status

The Fund is a “non-diversified” investment company for purposes of the Investment Company Act, which means it is not subject to percentage limitations under the Investment Company Act on assets that may be invested in the securities of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Valuation Risk

The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments.

A portion of the Fund’s assets will consist of investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Accordingly, because there is not a readily available market value for some of the investments in the Fund’s portfolio, those portfolio investments are valued at fair value as determined in good faith by the Adviser, as the Board’s valuation designee, in accordance with the Adviser’s valuation policies and procedures and subject to oversight of the Board. The Adviser may use an independent pricing service or prices provided by dealers to fair value certain of the Fund’s assets that do not have readily available market quotations. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Adviser as the Fund’s valuation designee. In addition, the timing of liquidations of portfolio investments may also affect the values obtained on liquidation. The Fund intends to invest in Private Assets for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s fair valuation of such investments.

The Fund’s NAV is a critical component in several operational matters including computation of the Management Fee, the Incentive Fee and the Distribution and Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses Shareholders will pay, the price a Shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.

Amount or Frequency of Distributions

The amount of distributions that the Fund may pay is uncertain. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with Subchapter M of the Code. See “Distributions.” Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

Investment Risks

Market Risk; Long-Biased Strategy

The Fund generally employs a long-biased investment strategy and, as a result, the value of the Fund’s investments may decline during periods of adverse market conditions. A significant decline in the securities markets or in the market value of the Fund’s investments may result in a substantial decrease in the Fund’s net asset value or a loss of capital. Although the Adviser may, in certain circumstances, seek to use hedging or other risk management techniques, such techniques may be limited in scope or not utilized, and there can be no assurance that any hedging strategies will be implemented or, if implemented, will be effective.

Healthcare and Biopharmaceutical Risk

The Fund’s investments are concentrated in healthcare, biopharmaceutical, and medical technology companies, which are subject to extensive and evolving regulation at the federal, state, and international levels and face significant risks related to product development, commercialization, and competition. Healthcare companies generally must obtain regulatory approval before introducing new drugs, biologics, medical devices, or procedures, and the regulatory approval process can be lengthy, costly, and uncertain. Delays or failures in obtaining regulatory approvals may increase development costs, delay or prevent commercialization, reduce competitive advantage, and adversely affect revenues and profitability.

The value of the Fund’s investments may be particularly sensitive to company-specific events affecting biotechnology, life sciences, biopharmaceutical and medical technology companies. These events may include pre-clinical or clinical trial results, regulatory submissions, regulatory approvals or delays, adverse safety findings, manufacturing developments, product launches, reimbursement decisions, patent grants or challenges, licensing transactions, collaboration agreements, milestone payments, royalty streams, merger and acquisition activity and capital-raising transactions. The occurrence or non-occurrence of any such event may cause the value of a portfolio company or related investment to increase or decline significantly and rapidly.

Products developed by portfolio companies may fail during pre-clinical testing, clinical trials, regulatory review, or commercialization, or may never reach the market. Even if products are successfully commercialized, the biopharmaceutical and medical technology industries are highly competitive and subject to rapid technological change and obsolescence, and the commercial success and longevity of any product cannot be predicted. Portfolio companies may face competition from existing or new products, alternative therapies, improved technologies, or generic or biosimilar substitutes, which may be introduced at lower prices and significantly reduce revenues and profitability.

Smaller or earlier-stage healthcare and life sciences companies may have limited operating histories, limited revenues, concentrated product pipelines, substantial capital needs and a limited ability to withstand clinical, regulatory, financing or commercial setbacks. Such companies may depend on one or a small number of products, product candidates, technologies, key personnel, licensors, contract research organizations, third-party manufacturers, distributors or commercial partners. Any adverse development affecting these relationships or dependencies could materially and adversely affect the value of the Fund’s investment.

Changes in governmental policies, laws, or regulations may materially affect the demand for, pricing of, or reimbursement for healthcare products and services, including through pricing controls, reimbursement limitations, or other cost-containment measures imposed by governmental authorities or third-party payers. In addition, certain healthcare providers are subject to governmental determinations of need or similar regulatory constraints that may limit expansion opportunities and increase operational costs.

Healthcare and life sciences companies may require substantial additional capital to fund research, development, clinical trials, regulatory submissions, manufacturing, commercialization and other activities. Market conditions, regulatory developments, adverse clinical results, changes in investor sentiment or other factors may impair a company’s ability to raise capital on favorable terms or at all. If a portfolio company is unable to obtain sufficient financing, it may be required to delay, reduce or terminate development or commercialization activities, which could adversely affect the value of the Fund’s investment.

Many healthcare and biopharmaceutical companies rely on patents, licenses, or other intellectual property protections to maintain competitive advantages. Such protections are limited in duration and scope and may be challenged, invalidated, or circumvented. Upon expiration or loss of patent protection, competing products, including lower-cost generic alternatives, may enter the market. Healthcare companies are also particularly susceptible to product liability claims, regulatory enforcement actions, and related litigation. Adverse litigation outcomes, or the publicity surrounding threatened or pending litigation, may materially and adversely affect the value of the Fund’s investments.

The Fund may invest in companies with assets, programs or technologies that are difficult to value, particularly where such companies have limited operating history, no approved products, limited revenues or products still in development. Valuations may depend heavily on assumptions regarding clinical success, regulatory approval, market size, pricing, reimbursement, competitive dynamics, intellectual property protection and potential strategic transactions. If those assumptions prove incorrect, the value of the Fund’s investments may decline, potentially significantly.

The value of the Fund’s investments in Royalties may depend on the successful development, regulatory approval, commercialization, market acceptance, pricing, reimbursement, manufacturing and sales of the related products or technologies. Such interests also may be subject to contractual disputes, counterparty credit risk, termination rights, limitations on enforcement rights and other risks that could reduce or eliminate expected payments.

The failure of a portfolio company to successfully develop, commercialize, or maintain market acceptance for its products could materially adversely affect the value of the Fund’s investment in such company and, consequently, the Fund’s net asset value.

New Technology Identification and Commercialization Risk

The Fund’s investment strategy depends, in part, on the Adviser’s ability to identify, evaluate, and invest in promising new technologies and therapeutic approaches within the biotechnology, life sciences, biopharmaceutical, and medical technology sectors. There can be no assurance that the Adviser will successfully identify the most promising technologies or investment opportunities. The Adviser may fail to identify attractive technologies due to limitations in access, lack of relationships with relevant institutions, or because intellectual property rights have been licensed or transferred to third parties on an exclusive basis.

Even where a portfolio company successfully develops or acquires new technologies, it may be unable to accurately assess their technical feasibility, clinical potential, or commercial viability. Translating scientific theory into commercially viable products often requires substantial additional development, regulatory approvals, specialized personnel, and access to intellectual property or other resources, which may not be available on acceptable terms or at all. Portfolio companies may fail to recruit or retain personnel necessary to advance new technologies or may be unable to secure additional intellectual property rights needed to support commercialization.

Failure to successfully develop, validate, or commercialize new technologies, or to accurately evaluate their prospects, could result in a failure to achieve anticipated growth or value creation. Such failures could have a material adverse effect on the operating results, financial condition, and valuation of portfolio companies and, consequently, on the Fund’s net asset value.

Small and Mid-Sized Life Sciences Company Risk

The Fund may invest in small and mid-sized biotechnology, life sciences, biopharmaceutical, and medical technology companies, including companies in early stages of development. Investments in such companies often involve greater risks than investments in larger, more established companies. These companies may lack operating history, financial resources, product diversification, proven profitability, or competitive strength, and their securities may be more volatile and less liquid.

Early-stage and smaller life sciences companies typically devote substantial resources to research and development, which may not result in commercially viable products. Such companies may require additional capital to continue operations or advance development programs, and there can be no assurance that such capital will be available on acceptable terms or at all. The failure of a portfolio company to obtain financing, achieve development milestones, or successfully commercialize products could result in a significant or complete loss of the Fund’s investment.

Cash and/or Cash Equivalents Risk

At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objectives.

Common Stock Risk

Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. Common stocks of companies that operate in certain sectors or industries tend to experience greater volatility than companies that operate in other sectors or industries or the broader equity markets. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Preferred Securities Risk

Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity-like characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of trustees to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Convertible Securities Risk

The Fund will invest in convertible securities, securities that may be exchanged or converted into a predetermined number of the issuer’s underlying shares or the shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, stock index notes, mandatories, or instruments with a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and conversely, increase as interest rates decline. Convertible securities, however, also appreciate when the underlying common stock appreciates, and conversely, depreciate when the underlying common stock depreciates.

Warrants and Rights Risk

Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock. The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and accordingly the Fund may not always realize full value on the sale of rights.

Pre-IPO Securities Risk

The Fund invests in non-publicly traded securities and private instruments for which the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of these securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value prior to termination of the Fund or in response to changes in the economy or financial markets. Due to securities regulations governing certain publicly traded equity securities, that ability could also be diminished with respect to equity holdings that represent a significant portion of the issuer’s voting securities (particularly if the Fund has designated one or more directors). Thus, there can be no assurance as to the timing and amount of distributions from the Fund with respect to any private investments held by the Fund. To the extent any private investments cannot be sold prior to the termination of the Fund, they may be distributed in kind to the Shareholders at termination. The securities and instruments so distributed may not be readily marketable. Additionally, with respect to private investments held by the Fund, no public market exists with respect to those securities and no assurance can be given that an initial public offering or other liquidity event will be consummated by the applicable issuer in the future. Accordingly, there may be significant liquidity restrictions related to such investments.

Corporate Debt Risk

The Fund may invest in corporate debt, which is subject to credit risk, interest rate risk, and liquidity risk. Rising interest rates can reduce the market value of debt securities, while credit risk arises from the possibility that an issuer may default on its payment obligations. Additionally, corporate debt, especially in structured forms or high-yield categories, may be less liquid than equities, and the Fund could face difficulties selling these securities at favorable prices.

Non-U.S. Securities Risk

The Fund invests in securities of issuers with a significant portion of their business and operations in, or a significant portion of their revenues from, locations outside the U.S. and therefore will be impacted by conditions in such non-U.S. locations. Investing in these securities involves additional considerations and risks beyond those typically involved in investing in U.S. companies, including the instability of some foreign governments, the possibility of expropriation, limitations on the use or removal of funds or other assets, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. The application of foreign tax laws (for example, the imposition of withholding taxes on dividends, interest payments or capital gains) or confiscatory taxation may also affect investments in foreign securities. Investments in foreign countries could be affected by other factors not present in the U.S., including lack of uniform accounting, auditing and financial reporting standards and potential difficulties in enforcing contractual obligations.

Emerging Markets Risk

The Fund may invest, directly or indirectly, in securities of issuers located in emerging market countries or that have significant exposure to such countries. Investments in emerging markets involve risks in addition to those associated with investing in developed foreign markets, including greater political, economic, regulatory, and market instability; less developed legal and accounting systems; reduced market liquidity; higher volatility; and greater currency fluctuations. Emerging market securities may also be subject to government intervention, restrictions on foreign investment or the repatriation of capital, and increased risk of nationalization or expropriation.

The Fund’s exposure to emerging markets, if any, is expected to be limited and incidental to its global investment activities. Nevertheless, adverse developments in emerging markets could negatively affect the value and liquidity of the Fund’s investments.

Risks of Investing in Europe

The Fund expects to invest a meaningful portion of its assets in issuers located in or with significant operations in Europe. As a result, the Fund’s performance may be affected by economic, political, legal or regulatory developments in Europe to a greater extent than a fund that is less exposed to the region. European economies and financial markets are highly interconnected, and adverse developments affecting one country or region may have a broader impact on other European countries. The Fund’s European investments may be affected by changes in the value of the euro or other European currencies relative to the U.S. dollar, sovereign debt concerns, inflation, changes in interest rates, government intervention, sanctions, trade policies, or changes in European Union or national laws and regulations.

The biotechnology, life sciences and medical technology industries in Europe are also subject to extensive governmental regulation, including with respect to clinical trials, product approvals, pricing, reimbursement, intellectual property and data privacy. Changes in these regulatory regimes, delays in obtaining regulatory approvals or reimbursement decisions, or changes in government healthcare spending may adversely affect the value of the Fund’s investments. In addition, investments in European private companies may be subject to differing legal systems, corporate governance standards, accounting practices, disclosure requirements and enforcement mechanisms, which may increase the Fund’s investment and operational risks.

Risks of Investing in Asia

The Fund expects to invest a portion of its assets in issuers located in or with significant operations in Asia. Investments in Asia may involve greater risks than investments in more established markets and may be adversely affected by regional or country-specific economic, political, regulatory or market developments. Asian markets include both developed and emerging economies and may experience greater market volatility, less liquidity, differing accounting, auditing and disclosure standards, less developed legal systems, restrictions on foreign ownership or capital movements, and increased settlement, custody and operational risks. Currency fluctuations also may adversely affect the value of the Fund’s investments.

Many Asian biotechnology, life sciences and medical technology companies operate in regulatory environments that differ significantly from those in the United States. Changes in governmental policies, product approval standards, pricing or reimbursement frameworks, intellectual property protections, export controls, or cross-border investment restrictions may adversely affect the Fund’s investments. In addition, geopolitical tensions, trade disputes, sanctions, public health events or supply chain disruptions affecting countries within the region may have a disproportionate impact on healthcare companies operating in or dependent upon Asian markets.

Currency Risk

The Fund may invest in financial instruments denominated in currencies other than the U.S. dollar. The Fund, however, values its financial instruments in U.S. dollars. The Fund’s investments that are denominated in a non-U.S. currency are subject to the risk that the value of a particular currency will change in relation to the U.S. dollar or other currencies. The weakening of a country’s currency relative to the U.S. dollar will negatively affect the U.S. dollar value of the Fund’s assets. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, central bank policy, and political developments. From time to time and under certain circumstances, the Fund may seek to hedge its traditional non-U.S. currency exposure by entering into currency hedging transactions. The Fund may, but is not obligated to, try to hedge these risks by selling or buying foreign currencies in the forward market, selling or buying foreign currency futures contracts, options or other securities thereon, borrowing funds denominated in foreign currencies or other strategies, depending on the availability of liquidity in the hedging instruments and their relative costs. There can be no assurance that such strategies will be implemented, or if implemented, will be effective. There can be no guarantee that financial instruments suitable for hedging currency or market shifts will be available at the time when the Fund wishes to use them, or that hedging techniques employed by the Fund will be effective. Furthermore, certain currency market risks may not be fully hedged or hedged at all. To the extent unhedged, the value of the Fund’s positions denominated in currencies other than U.S. dollars will fluctuate with U.S. dollar exchange rates as well as with the price changes of the investments in the various local markets and currencies.

Public Asset Investment Risk

The Fund intends to invest in companies that are publicly traded companies. Such investments may subject the Fund to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Fund to dispose of such securities at certain times, increased likelihood of shareholder litigation against such companies’ board members and increased costs associated with each of the aforementioned risks.

Private Investments Risk

Investments in private companies and other privately negotiated transactions involve a high degree of business and financial risk and may be more speculative than investments in publicly traded securities. Private companies often have limited operating histories, limited financial resources, and limited access to capital markets, and may operate at a loss or experience significant variability in operating results. Such companies may require substantial additional capital to support research and development, clinical trials, regulatory processes, commercialization efforts, or expansion, and there can be no assurance that such capital will be available on acceptable terms or at all.

The Fund expects to invest in private companies across various stages of development, including early-stage, clinical-stage, and later-stage companies, primarily within the biotechnology, life sciences, biopharmaceutical, and medical technology sectors. Certain private companies may have little or no revenue, may not be profitable, and may depend on the success of a limited number of products or technologies. The failure of a product candidate, adverse clinical or regulatory outcomes, or an inability to successfully commercialize a product could result in a significant or complete loss of the Fund’s investment.

Private companies may provide limited information to investors, including limited financial, operational, or clinical data, which may adversely affect the Adviser’s ability to monitor such investments and assess their value. In addition, private investments are generally illiquid and may not be readily sold. The Fund’s ability to realize value from a private investment typically depends on the occurrence of a liquidity event, such as an initial public offering, merger, acquisition, or other strategic transaction, which may take several years to occur or may not occur at all. Even if a liquidity event occurs, the Fund may be subject to contractual or legal restrictions, including lock-up periods, that limit its ability to sell its investment.

The Fund generally expects to hold minority positions in private companies and, as a result, may have limited ability to influence management decisions, strategic direction, or operational matters. Although the Adviser may seek to negotiate certain information, governance, or other protective rights where appropriate, there can be no assurance that such rights will be available or effective. The success of a private investment may depend significantly on the capabilities and performance of the company’s management team and other investors, over which the Fund may have limited control.

Private investments may be more difficult to value than publicly traded securities. Independent pricing information may not be available, and valuations may be based on the Adviser’s good-faith determination of fair value in accordance with the Fund’s valuation policies. Such valuations involve judgment and estimation and may not reflect the price at which the investment could be sold. If the Fund’s valuations of private investments prove to be inaccurate, the Fund’s net asset value may be adversely affected.

Royalties Investment Risk

The Fund may invest in royalty interests, revenue interests, milestone payments and similar contractual rights or economic interests relating to biotechnology, life sciences, pharmaceutical, biopharmaceutical, medical technology or related healthcare products, programs, technologies or assets. These investments may provide the Fund with exposure to royalty income streams or other payments tied to the development, approval, commercialization or sale of underlying products or technologies.

The value of royalty-related investments may depend on multiple-year forecasts regarding product sales and numerous product-specific assumptions, including assumptions regarding market size, competition, pricing, reimbursement, patent expirations, license terminations, regulatory developments, commercialization timelines and other factors affecting the underlying product or technology. The Adviser may have limited information regarding a product, technology, obligor or other relevant party at the time an investment is made. There can be no assurance that the assumptions underlying the Adviser’s analysis or valuation of a royalty-related investment will be accurate, and such assumptions may involve a significant degree of judgment.

Royalty-related investments also depend on the financial stability, operational capabilities and marketing or commercialization capabilities of the party obligated to make payments or otherwise responsible for developing, manufacturing, marketing or selling the underlying product or technology. Such assumptions may prove incorrect, and post-acquisition changes in market conditions, competitive dynamics, regulatory developments, intellectual property rights, licensing arrangements or other factors may adversely affect the amount, timing or duration of expected payments. As a result, royalty-related investments may not generate expected returns or may not generate returns in the expected time periods, and the value of the Fund’s investment could decline, potentially significantly.

Structured Capital Investments Risk

Structured capital investments may involve a variety of risks depending on their structure and underlying assets. These investments may be subject to interest rate risk, particularly when structured as fixed-income instruments that are sensitive to market rate fluctuations. They may also involve asset-backed securities risk, including risks associated with the credit quality of underlying assets, structural complexities, and potential illiquidity. In addition, structured capital investments that include opportunistic credit or mezzanine debt components may be subject to heightened credit risk, including the risk of borrower default and lower recovery values. The bespoke nature of certain structured capital instruments may also give rise to valuation uncertainty, limited secondary market liquidity and legal or documentation risks.

PIPEs Risk

Private investments in public equity (“PIPEs”) are private (unregistered) offerings of common stock or other securities, usually at a discount to current market price, issued by public companies. The typical PIPE is subject to a “lockup” agreement that prohibits the owner from reselling the PIPE security until it is registered or until a designated holding period has elapsed. On occasion, the SEC has refused to allow PIPE securities to be registered due to the immediate impact such registration could have on the public market for such securities (for example, if certain owners of such PIPEs have sold the securities short in anticipation of their registration). Typically, PIPE securities are offered by small public companies, companies in need of regular cash infusions, companies in financial distress or companies where a public offering has failed. PIPE securities may be susceptible to special risks that may not be present in the relevant issuer’s publicly traded securities. Substantial illiquidity could remain even after a PIPE security becomes registered for public sale. The Fund’s entire investment in PIPE securities may be lost if such securities never become registered.

Unlike the purchase of freely tradable common stock in the open market, PIPEs generally involve contractual obligations by the issuer of such securities requiring the issuer to take certain actions, such as registering the securities or, in the case of convertible securities, issuing the underlying securities upon exercise of convertible securities and registering the convertible securities and the underlying securities with the appropriate federal and state authorities for resale. In order for the Fund’s investment strategy to be effective, the issuer of such securities must abide by its contractual obligations. If an issuer fails to meet its contractual obligations, in addition to the possibility of being involved in costly litigation, the Fund may be unable to dispose of the securities at appropriate prices, if at all, or may experience substantial delays in doing so, and thus the Fund may not be able to realize the anticipated, or any, profit with respect to such investment for a substantial period of time, if ever. There can be no assurance that any issuer will succeed in registering for public resale the securities held by the Fund or that registration of securities pursuant to any such arrangement will create liquidity.

Special Purpose Acquisition Companies Risk

The Fund may invest, from time to time, in securities or other instruments issued by special purpose acquisition companies, or “SPACs,” including common shares, warrants, sponsor equity, PIPEs, forward purchase agreements or other SPAC-related instruments. SPACs are blank check companies formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more operating businesses. A SPAC typically has no operating history and, at the time of investment, may not have identified or entered into definitive arrangements with a prospective transaction target. Accordingly, there may be limited information on which to evaluate the SPAC’s ability to achieve its business objective, the merits of the industry in which the SPAC may ultimately operate or the risks of the business that the SPAC may ultimately acquire.

SPAC securities may be volatile, thinly traded or difficult to value. A SPAC generally will not generate operating revenues until, at the earliest, it completes a business combination. The market value of SPAC securities may depend on, among other things, the market’s assessment of the SPAC sponsor, the likelihood that the SPAC will identify and complete an attractive business combination, the terms of any proposed transaction, redemption activity, financing conditions and broader market sentiment toward SPACs or the relevant target industry. Certain SPACs may experience speculative trading activity, which may result in valuations that do not reflect the value of the SPAC’s assets, transaction prospects or underlying business.

The Fund may invest in SPAC sponsor equity or other sponsor-related interests, directly or indirectly. Sponsor equity may be subject to significant restrictions, including transfer restrictions, forfeiture, amendment, exchange or other modification by the sponsor or governing documents of the SPAC. Founder shares, sponsor equity and warrants may become worthless if the SPAC does not complete a business combination. Unlike public shares of a SPAC, certain sponsor securities may not be entitled to a pro rata portion of the SPAC’s trust account if a business combination is not completed.

SPAC IPO proceeds placed in trust may be subject to risks, including risks relating to the insolvency of the custodian of the funds, mismanagement or fraud by the trustee, interest rate changes and credit or liquidity risks relating to the securities in which the trust proceeds are invested. The success of a SPAC also depends on the skill and judgment of the SPAC’s management team in identifying business combination opportunities and negotiating transaction terms. SPAC officers and directors may not be required to devote their full time to the SPAC and may have conflicts in allocating their time and attention among the SPAC and other business activities.

The typical SPAC transaction target is a private company. Due diligence regarding private companies may be difficult, and such companies may not have the same level of financial controls, reporting systems, operating history or public information as public companies. If a SPAC completes a business combination with a financially unstable company, a development-stage company or a company in an industry characterized by high levels of risk, the SPAC and its investors may be exposed to the risks of that business and industry, as well as risks associated with any debt or other financing incurred to complete the transaction. If general market conditions are unfavorable for merger and acquisition activity or capital formation, if shareholders reject a proposed business combination, if shareholders elect to redeem their shares, if financing is unavailable or if there is a shortage of attractive targets, a SPAC may be unable to complete a business combination, may complete a less attractive transaction or may be required to liquidate.

SPAC warrants involve additional risks. A SPAC warrant is a form of option and may expire worthless if the SPAC does not complete a business combination or if, after completion of a business combination, the value of the SPAC’s common stock or other underlying security is below the warrant’s exercise price. SPAC warrants may also be cancelled, amended or otherwise modified in connection with a business combination.

To the extent the Fund invests in SPACs sponsored by, or otherwise affiliated with, the Adviser or its affiliates, additional conflicts of interest may arise. The Adviser, its affiliates, personnel or other funds and accounts managed by the Adviser may hold sponsor equity, warrants, public securities, PIPE securities, forward purchase commitments or other interests in the same or related SPACs. Such persons or accounts may have interests that differ from, or conflict with, the interests of the Fund, including an interest in facilitating completion of a business combination. The Fund may participate in SPAC IPOs, PIPE transactions, forward purchase agreements or similar arrangements, including arrangements that provide capital to support a business combination or backstop shareholder redemptions, and there can be no assurance that any such investment will be profitable. The Fund’s ability to invest in SPACs sponsored by or otherwise affiliated with the Adviser or its affiliates will be subject to the limitations in the Investment Company Act and other applicable law.

Competition for Access to Private Asset Investment Opportunities

Certain markets in which the Fund may invest are extremely competitive for attractive investment opportunities and, as a result, there may be reduced expected investment returns. There can be no assurance that the Adviser will be able to identify or successfully pursue attractive investment opportunities in such environments. Among other factors, competition for suitable financial instruments from other pooled investment vehicles, the public and private equity markets and other investors may reduce the availability of investment opportunities. There has been significant growth in the number of firms organized to make such investments, which may result in increased competition to the Fund in obtaining suitable financial instruments. There may also be competition to sell financial instruments. If many investment funds that pursue similar strategies were forced to liquidate positions at the same time, market liquidity could be reduced, which may cause prices to drop, volatility to increase and exacerbate the losses of the Fund.

As a registered investment company, the Fund will be required to make certain public disclosures and regulatory filings regarding its operations, financial status, portfolio holdings, etc. While these filings are designed to enhance investor protections, certain private companies may view such filings as contrary to their business interests and deny access to the Fund; but may permit other, non-registered funds or accounts, managed by the Adviser or its affiliates, to invest. As a result, the Fund may not be invested in certain accounts managed by the Adviser or its affiliates, even though those investments would be consistent with the Fund’s investment objective.

In addition, certain provisions of the Investment Company Act prohibit the Fund from engaging in transactions with the Adviser and its affiliates; however, unregistered funds also managed by the Adviser are not prohibited from the same transactions. The Investment Company Act also imposes significant limits on co-investments with affiliates of the Fund. The Fund intends to apply for an Order from the SEC, which expands the Fund’s ability to co-invest alongside its affiliates in privately negotiated investments. However, the Order contains certain conditions that may limit or restrict the Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect Fund’s ability to achieve the desired investment returns. There is no assurance as to when, if at all, the Order will be granted.

Due Diligence Risk

Before making investments, the Adviser intends to conduct due diligence that it deems reasonable and appropriate based on the facts and circumstances applicable to each investment. When conducting due diligence and making an assessment regarding an investment, the Adviser will rely on resources available to it, including information provided by the target of the investment and, in some circumstances, third-party research. The due diligence process may at times be subjective. Accordingly, there can be no assurance that the due diligence that the Adviser will carry out with respect to any investment opportunity will reveal or highlight all relevant facts that may be necessary or helpful in evaluating such investment opportunity. Further, there can be no assurance that such diligence will result in an investment being successful. Certain investment opportunities will be evaluated on an expedited basis to take advantage of investment opportunities, which may limit the amount of due diligence and research conducted by the Adviser. Therefore, no assurance can be given that the Adviser will have knowledge of all circumstances that may adversely affect an investment. Accordingly, there can be no assurance that the research and due diligence conducted by the Adviser will be sufficient to reveal or highlight all facts relevant or material to a particular investment opportunity.

High-Growth Industry and Sector Risk

Investments in high-growth industries and sectors, such as those related to the biotechnology, life sciences, biopharmaceutical, and medical technology, may be very volatile. In addition, these companies may face undeveloped or limited markets, have limited products, have no proven profit-making history, operate at a loss or with substantial variations in operating results from period to period, have limited access to capital and/or be in the developmental stages of their businesses, have limited ability to protect their rights to certain patents, copyrights, trademarks and other trade secrets, or be otherwise adversely affected by the extremely competitive markets in which many of their competitors operate.

Sector Concentration Risk

The Fund expects to concentrate its investments primarily in the biotechnology, life sciences, biopharmaceutical, and medical technology sectors. As a result, the Fund’s performance may be more significantly affected by developments affecting these sectors than would be the case for a fund that is more broadly diversified across industries.

Companies operating in the biotechnology, life sciences, biopharmaceutical, and medical technology sectors are subject to a variety of risks, including significant research and development expenditures, dependence on clinical trial outcomes, regulatory approval processes, intellectual property protection, reimbursement and pricing pressures, rapid technological change and obsolescence, and intense competition. Adverse scientific, regulatory, legislative, or market developments affecting these sectors could have a disproportionate impact on the Fund’s investments.

The Fund’s portfolio may, at times, be highly concentrated within particular subsectors, therapeutic areas, or stages of development within the biotechnology, life sciences, biopharmaceutical, and medical technology sectors. Such concentration may increase the Fund’s exposure to volatility, magnify losses during periods of sector-specific stress, and limit the Fund’s ability to reduce exposure or reposition the portfolio in response to adverse developments. Accordingly, the Fund may experience more rapid changes in net asset value than a fund that maintains broader diversification across industries or sectors.

Derivatives Risk

The Fund may use derivative instruments for hedging, risk management, or portfolio efficiency purposes. Derivative instruments are financial contracts whose value is derived from, or related to, the value of an underlying asset, rate, index, or other reference instrument.

The Fund’s use of derivatives may include, among other instruments, options, forwards, swaps, or other derivative contracts related to securities, indices, interest rates, or foreign currencies. The use of derivatives involves risks different from, and in some cases greater than, the risks associated with investing directly in traditional securities. Derivatives may be difficult to value, may be illiquid, and may not perform as expected, particularly during periods of market stress or volatility.

Derivative instruments may involve leverage, which can magnify gains and losses and increase the volatility of the Fund’s net asset value. Although the Adviser seeks to manage these risks, there can be no assurance that any derivative strategies will be effective, and losses on derivative positions may exceed the amount initially invested in such instruments.

Derivatives also involve counterparty risk, which is the risk that the other party to a derivative contract will fail to perform its obligations. The Fund may be exposed to counterparty risk with respect to over-the-counter derivative instruments, including the risk that a counterparty becomes insolvent or otherwise unable to meet its contractual obligations, which could result in delays or losses to the Fund.

The Fund is not required to use derivatives to hedge any particular risk and may elect not to hedge risks at all. To the extent the Fund uses derivatives for hedging purposes, such hedging may be imperfect and may not reduce the Fund’s exposure to the intended risks. In some cases, the use of derivatives may limit the Fund’s ability to benefit from favorable market movements or may result in increased costs.

Derivatives referencing biotechnology, life sciences, pharmaceutical, medical technology or healthcare companies, securities, indices or other assets may be particularly volatile because the value of the relevant reference asset may be affected by clinical trial results, regulatory approvals or delays, reimbursement decisions, patent developments, product liability claims, competition, pricing pressures, government regulation and other sector-specific events. These events may occur suddenly and may cause derivatives referencing such assets to experience substantial and rapid changes in value.

Options Risk. The purchase or sale of an option involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security, commodity or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options, on the other hand, involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty solvency risk.

Leverage Risk

The use of leverage creates an opportunity for increased Share gains, but also creates risks for Shareholders. The Fund cannot assure Shareholders that the use of leverage, if employed, will benefit the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for Shareholders, including: (1) the likelihood of greater volatility of NAV of the Shares than a comparable portfolio without leverage; (2) the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to Shareholders; (3) the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; and (4) that leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Fund’s investments will be borne entirely by Shareholders. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in NAV to Shareholders than if the Fund were not leveraged. While the Fund may from time to time consider reducing any outstanding leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce any outstanding leverage in the future or that any reduction, if undertaken, will benefit Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce any outstanding leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in any outstanding leverage may reduce the income and/or total returns to Shareholders relative to the circumstance where the Fund had not reduced any of its outstanding leverage.

Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

In addition to the foregoing, the use of leverage treated as indebtedness of the Fund for U.S. federal income tax purposes may reduce the amount of Fund dividends that are otherwise eligible for the dividends received deduction in the hands of corporate Shareholders.

Other Risks

Inflation Risk

The Fund’s investments may be subject to inflation risk. Inflation risk is the risk that the value of investments or income from investments will be lower in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s investments can decline. Any quantitative easing undertaken by central banks around the world could result in material levels of inflation. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economics and securities markets of numerous economies. There can be no assurance that inflation will not become a serious problem in the future and have an adverse impact on the Fund’s investments. In recent years, the U.S., the UK, the European Union (“EU”) and other developed economies have experienced higher-than-normal inflation rates. It cannot be predicted whether substantial inflation in such economies will continue or the effect such inflation might have on the impacted economies. Certain portfolio companies may be more sensitive to inflation, but the impact of inflation on any individual portfolio company is difficult to predict. Recent inflationary pressures have increased the cost of energy and raw materials and may adversely affect consumer spending, economic growth and operations of portfolio companies.

Market Disruption and Geopolitical Risk

The occurrence of events such as war, political instability, terrorist attacks in the U.S. and around the world, social and political discord, debt crises, sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU, continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns and other factors, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

China and the United States have each imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s or the United States’ export industries, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China are particularly vulnerable to such trade tensions. Continued uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict, and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Investments by the Fund are materially affected by conditions in the global financial markets and economic and political conditions throughout the world, such as interest rates, the availability and cost of credit, inflation rates, economic uncertainty, changes in laws, trade policies, commodity prices, tariffs, currency exchange rates and controls and national and international political circumstances (including wars and other forms of conflict, terrorist acts, and security operations) could materially affect the Fund’s investments to the extent it materially affects global economies or global financial markets. The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. These factors are outside of the Fund’s control and may affect the level and volatility of securities prices and the liquidity and value of the Fund’s portfolio investments, and the Fund may not be able to successfully manage its exposure to these conditions, which may result in substantial losses to Shareholders.

In February 2026, the United States and Israel launched joint strikes on Iran, which triggered regional Iranian retaliation in the Middle East. This conflict has led, is currently leading, and for an unknown period of time may continue to lead to disruptions in local, regional, national, and global markets and economies affected thereby and could have a negative impact on the economy and business activity globally and, therefore, could adversely affect the performance of the Fund. Concerns over instability in oil and gas prices resulting from global production and demand levels, as well as geopolitical tension, have and may continue to exacerbate market volatility.

Tensions, war, or open conflict, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The extent and duration of any military action, resulting sanctions and future local, regional or global market disruptions, are impossible to predict, but could be significant. Any disruptions caused by military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on sovereign entities or individuals, including politicians, could have a severe adverse effect on the region in which the conflict is occurring, including significant negative economic impacts. How long any such tensions, war, open conflict or military action and related events will last cannot be predicted.

In addition, the U.S. may at times impose additional laws and regulations that restrict the ability of the Fund to invest in certain countries which could limit the activities of the Fund and cause it to forego investment opportunities that it otherwise would have pursued. In some instances, the Fund may be prohibited from making further investments in an existing portfolio company which could have a negative impact on the Fund’s existing investment and decrease the performance returns attributable to such investment.

Short-Term Investments Risk

The Fund will, at times, hold assets in cash, money market instruments and other short-term investments. To the extent the Fund obtains exposure to these investments through ETFs and other pooled vehicles, the Fund will bear its share of the expenses of such funds. The Fund’s liquidity management strategy involves more risk than investing solely in cash and cash equivalents. These positions may also subject the Fund to additional risks and costs.

LIBOR Risk

Settings of the London Interbank Offered Rate (“LIBOR”) ceased being published on a representative basis on June 30, 2023, and publication of many non-U.S. dollar LIBOR settings has been entirely discontinued. In addition, publication of the one-, three- and six-month tenors of U.S. dollar LIBOR on a non-representative synthetic basis ceased on September 30, 2024. Various alternative rates for U.S. dollar LIBOR, including the Secured Overnight Financing Rate (“SOFR”) and the Sterling Overnight Index Average (SONIA), began publication over the past few years, and additional proposals for alternative reference rates have been announced and/or have already begun publication. While some of the instruments tied to LIBOR in which the Fund may invest may have included fallback language to address a LIBOR replacement, not all instruments may have such fallback provisions. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, the transition away from LIBOR to alternative reference rates has been complex and could have an adverse effect on the Fund’s business, financial condition and results of operations, including as a result of any changes in the pricing of the Fund’s investments, changes to the documentation for certain of the Fund’s investments and the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation or modifications to processes and systems.

Bank Failures

Over the past couple of years, the financial markets recently have encountered volatility associated with concerns about the balance sheets of banks, especially small and regional banks who may have significant losses associated with investments that make it difficult to fund demands to withdraw deposits and other liquidity needs. Although the federal government announced measures to assist these banks and protect depositors, other banks may be materially and adversely impacted by similar concerns in the future. The Fund’s business is dependent on bank relationships and the Adviser proactively monitors the financial health of such bank relationships. Continued strain on the banking system may adversely impact the Fund’s business, financial condition and results of operations.

Recent Markets Fluctuations and Changes

General fluctuations in the market prices of securities, which may be impacted by, among other things, macro-economic events, tariffs, inflation, or changes in interest or currency rates, will also affect the value of the Fund’s investments. Volatility and instability in the securities markets also may increase the risks inherent in the Fund’s investments. Both private investments and public investments are subject to the risks associated with volatile and unstable securities markets. The duration and ultimate effect of current market conditions and whether such conditions may worsen cannot be predicted. There can be no assurance that such economic and market conditions will be favorable in respect of both the investment and disposition activities of the Fund.

In reaction to changing economic and market conditions, regulators in the United States and several other countries have undertaken in the past and may undertake in the future regulatory actions and implement other measures to ensure stability in the financial markets. Despite these efforts and the efforts of securities regulators of other jurisdictions, global financial markets could become and remain extremely volatile. Stresses associated with the 2008 financial crisis in the United States and global economies peaked more than a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the 2008 financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered and their effect cannot be accurately predicted, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, including the imposition by the United States of tariffs on goods imported by foreign countries and reciprocal tariffs levied on domestic goods by those countries, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. New regulations and any changes in the political environment could limit the Fund’s activities and investment opportunities or change the functioning of capital markets. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, environmental, public health and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such unpredictable events and changes. The Fund may be adversely affected to the extent that it seeks to dispose of any of its investments into an illiquid or volatile market, and the Fund may find itself unable to dispose of investments at prices that the Adviser believes reflect the fair value of such investments.

Effects of Health Crises and Other Natural Catastrophes

Health crises, such as pandemic and epidemic diseases, as well as other catastrophes that interrupt the expected course of events, such as natural disasters, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, may have an adverse effect on the Fund and the Adviser’s operations. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for portfolio companies. In addition, under such circumstances the operations, including functions such as trading and valuation, of the Adviser and other service providers could be reduced, delayed, suspended or otherwise disrupted. Further, the occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Terrorist Action

There is a risk of terrorist attacks on the United States and elsewhere causing significant loss of life and property damage and disruptions in the global market. Economic and diplomatic sanctions may be in place or imposed on certain states and military action may be commenced in response to any such attacks. The impact of such events is unclear but could have a material effect on general economic conditions and market liquidity.

Cybersecurity Breaches and Identity Theft

As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund, information regarding portfolio companies, and personally identifiable information of Shareholders and data used in the investment research process. Similarly, service providers of the Adviser and the Fund, including the Administrator (as defined below), may process, store and transmit such information. The Adviser has procedures and systems in place to seek to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems change frequently and may be difficult to detect for long periods of time. Further, the potential utilization of AI may expose the Adviser, the Fund and the Shareholders to enhanced cybersecurity and data privacy risks, including risks that cannot yet be predicted given the rapid development of AI and uncertain legal and regulatory climate. Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third parties to the Adviser may be susceptible to compromise, leading to a breach of the Adviser’s network. The Adviser’s systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats. Breach of the Adviser’s information systems may cause information relating to the transactions of the Fund, information regarding portfolio companies, personally identifiable information of the Shareholders or other types of proprietary or confidential data to be lost or improperly accessed, used, compromised or disclosed. Although the Adviser has a business continuity plan in the event of an emergency or significant business disruption, there can be no assurance that such plan will operate as planned nor can there be any assurance that the business continuity plans of the Administrator, counterparties, clearing brokers, and other parties will operate as planned in the event of an actual disruption. The loss or improper access, use, compromise or disclosure of the Adviser’s or the Fund’s proprietary information may cause the Adviser or the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties (including portfolio companies), regulatory intervention or reputational damage. Any of the foregoing events could have a material adverse effect on the Fund and the Shareholders.

Advancements in Artificial Intelligence and Machine Learning

The ongoing evolution in artificial intelligence and machine learning technologies (hereinafter, “Machine Learning Technologies”), encompassing initiatives like OpenAI’s deployment of its ChatGPT application, may instigate risks that impact the Fund and/or the Adviser. Regardless of existing policies, there exists potential for the Adviser, the Fund’s portfolio companies and the Fund, and all associated affiliates, partners, members, shareholders, officers, directors, and employees to deploy Machine Learning Technologies in violation of such policies, knowingly or otherwise. The risk exposure for the Fund may be exacerbated if third-party service providers or any known or unknown counterparts also incorporate Machine Learning Technologies in their business operations. The Fund cannot ensure absolute control over the development or maintenance of third-party products or the manner in which third-party services are rendered.

The utilization of Machine Learning Technologies may inadvertently involve the integration of confidential data, including sensitive non-public information, by either third parties in breach of non-disclosure agreements, or by employees of the Adviser or the related affiliates and partners in breach of the Fund’s policies. This may result in the confidential information becoming accessible within a dataset by other third-party Machine Learning Technology applications and users. For comprehensive details on risks related to information security, refer to “Cybersecurity Breaches and Identity Theft.”

Machine Learning Technologies inherently depend on the aggregation and examination of vast quantities of data. However, due to practical limitations, it is infeasible to incorporate all pertinent data into the model that Machine Learning Technologies leverage for operation. Consequently, these models will inevitably harbor some degree of inaccuracy and error, potentially significant, or could be otherwise deficient or flawed, thereby compromising the effectiveness of Machine Learning Technologies. To the extent that the Adviser and the Fund are susceptible to the risks associated with Machine Learning Technologies, any inaccuracies or errors may precipitate adverse impacts.

Machine Learning Technologies and their applications continue to undergo rapid evolution. Therefore, it remains impossible to accurately foresee future risks that may emerge from such technological advancements.

Incentive Fee

The Incentive Fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement.

Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized, and the Adviser is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If a Fund investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. Thus, the Fund could have paid an Incentive Fee on income or gain the Fund never received. See “Investment Advisory and Management Agreement-Incentive Fee”.

The Incentive Fee is computed and paid on net profits that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, in addition to amounts related to unrealized capital appreciation. If there is a default on an investment by the obligor or such capital appreciation is not ultimately realized, it is possible that amounts previously used in the calculation of the Incentive Fee will become uncollectible, and the Adviser will have no obligation to refund any fees it received in respect of such accrued income. In addition, since in certain cases the Fund may recognize net profits before or without receiving cash representing such net profits and have a corresponding obligation to make an Incentive Fee payment, the Fund may have to sell some of its investments at times it would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet its payment obligations.

Indemnification Obligations and Limited Liability of Trustees and Adviser

None of the Trustees, the Adviser or any of their respective affiliates, principals, members, shareholders, partners, officers, directors, employees, agents and representatives (each an “Indemnified Person”) shall have any liability, responsibility or accountability in damages or otherwise to any Shareholder or the Fund for, and the Fund agrees, to the fullest extent permitted by law, to indemnify, pay, protect and hold harmless each Indemnified Person from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, all reasonable costs and expenses of attorneys, defense, appeal and settlement of any and all suits, actions or proceedings instituted or threatened against the Indemnified Persons or the Fund) and all costs of investigation in connection therewith which may be imposed on, incurred by, or asserted against the Indemnified Persons or the Fund in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on the part of the Fund, on the part of the Indemnified Persons when acting on behalf of the Fund or otherwise in connection with the business or affairs of the Fund, or on the part of any agents when acting on behalf of the Fund (collectively, the “Indemnified Liabilities”); provided that the Fund shall not be liable to any Indemnified Person for any portion of any Indemnified Liabilities which results from such Indemnified Person’s willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of his, her or its duties or by reason of his, her or its reckless disregard of his, her or its obligations and duties. Notwithstanding the foregoing, no waiver or release of personal liability of any Indemnified Person will be effective to waive any liabilities of such Indemnified Persons under the U.S. federal securities laws, including the Advisers Act and the Securities Act, to the extent any such waiver or release is void under applicable law.

Business and Regulatory Risks and Reporting

The Fund and the Adviser may be subject to increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors. New laws and regulations or actions taken by regulators that restrict the ability of the Fund to pursue its investment program or employ brokers and other counterparties could have a material adverse effect on the Fund and the Shareholder’s investments therein. In addition, the Adviser may, in its sole discretion, cause the Fund to be subject to certain laws and regulations if it believes that an investment or business activity is in the Fund’s interest, even if such laws and regulations may have a detrimental effect on one or more Shareholders. In addition, in the future the Fund may become subject to additional obligations that may affect its investment program, the manner in which it operates and, reporting requirements regarding its investments and investors. Each Shareholder will be required to provide to the Fund such information as may be required to enable the Fund to comply with all applicable legal or regulatory requirements, and each Shareholder will be required to acknowledge and agree that the Fund may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation.

Best-Efforts Offering Risk

This offering is being made on a reasonable best-efforts basis, whereby the Distributor is only required to use its reasonable best efforts to sell the Shares and neither it nor any selling agent has a firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum number of Shares is subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base. As a result, the Fund may be unable to achieve its investment objective and a Shareholder could lose some or all of the value of his, her or its investment in the Shares.

Tax Laws Subject to Change

All statements contained herein concerning the U.S. federal income tax (or other tax) consequences of an investment in the Fund are based on existing law and interpretations thereof. Changes in and/or the enactment of new U.S. federal income tax and other tax laws, regulations or other administrative guidance and interpretations thereof could occur during the life of the Fund. The nature of additional changes in U.S. federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Fund, including with retroactive effect. Potential investors therefore are urged to seek, and must rely on, the advice of their tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

Risks Relating to Fund’s RIC Status

The Fund intends to elect to be treated as a RIC under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are distributed (or deemed distributed, as described below) to Shareholders. In order to qualify for such treatment, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must consist of certain types of qualifying income. The Fund’s qualification and taxation as a RIC depends upon the Fund’s ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.

If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at regular corporate rates and, when such income is distributed, Shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income

Certain of the Fund’s investments will require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. For example, the Fund expects to invest in loans and other debt instruments that will be treated as having “market discount” and/or original issue discount (“OID”) (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with equity or warrants) for U.S. federal income tax purposes. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated to it as a result of its investments in entities treated as partnerships for U.S. federal income tax purposes. In addition, certain investments in corporate stock require inclusion in income of amounts of deemed dividends even if no cash distribution is made. As a result, the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, and therefore the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. The Fund may be required to make a distribution to the Fund’s Shareholders in order to satisfy the Annual Distribution Requirement, even though it will not have received the corresponding cash amount. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize additional gain or loss on such liquidations. In the event the Fund realizes additional net capital gains from such liquidation transactions, Shareholders, may receive larger capital gain distributions than it or they would in the absence of such transactions.

Uncertain Tax Treatment

The Fund may invest in certain investments that may present special tax issues for the Fund and may have uncertain tax treatment. These issues will be addressed by the Fund to the extent necessary in connection with the Fund’s intention to distribute sufficient income each tax year to minimize the risk that it becomes subject to U.S. federal income or excise tax.

CONFLICTS OF INTEREST

Shareholders should be aware that actual and potential conflicts of interest arise from the investment activities of the Fund, the Adviser, other funds and accounts managed by the Adviser and their respective affiliates. The Adviser currently manages, and may in the future manage, additional pooled investment vehicles, co-investment vehicles, separate accounts and other clients (collectively, “Other Accounts”), including accounts that invest in the same or similar markets, sectors, securities and instruments as the Fund. Other Accounts may have investment objectives or may implement investment strategies that are similar to or different from those of the Fund.

Although there may be significant overlap between the positions held by the Fund and such Other Accounts, the respective portfolios may trade differently because their mandates, objectives, liquidity, concentration, risk tolerance and other portfolio parameters differ.

The following discussion identifies certain existing conflicts of interest relevant to the Fund, as well as certain conflicts that may arise in the future. This discussion is not exhaustive. Although the Adviser has adopted policies and procedures that it believes are reasonably designed to identify and address conflicts of interest, there can be no assurance that all conflicts will be resolved in the Fund’s favor.

Management of Other Accounts and Allocation of Time. Subject to applicable law and the Investment Advisory Agreement, the Adviser and its affiliates may conduct other businesses, including businesses that compete with the Fund, act as investment advisers or managers for other clients, manage funds, separate accounts or other capital, and serve as officers, directors, consultants, partners or investors of investment funds, portfolio companies, securities firms or advisory firms. Accordingly, the Adviser and its personnel will not devote all of their time or resources to the Fund and face conflicts in allocating their time, attention and resources among the Fund, Other Accounts and other business activities.

The Adviser may give advice or take action with respect to an Other Account that differs from the advice given or action taken with respect to the Fund, even where the Fund and the Other Account have similar investment objectives or hold the same investment. An investment may be purchased or held for one account while being sold or held short for another account, and the Fund and an Other Account may hold different securities or other interests in the same issuer. Such interests may include senior and junior securities, debt and equity securities, royalty or licensing interests, or other instruments that confer different rights and priorities. In such circumstances, the interests of the Fund and the Other Account may conflict, particularly in connection with follow-on financings, restructurings, enforcement actions, governance matters or dispositions.

Differences in the management of the Fund and Other Accounts may result from differences in mandates, objectives, liquidity, concentration, risk tolerance, portfolio composition, target position size, investment restrictions, regulatory requirements, tax considerations and other relevant portfolio parameters. Actions taken for an Other Account may adversely affect the prices, availability or liquidity of investments held or sought by the Fund. As a result, the Fund and Other Accounts are expected to have different portfolios and investment returns.

Allocation of Investment Opportunities. The Adviser’s overall objective is to treat its clients fairly and equitably. Investment allocations will not be based on relative fees or performance or on considerations other than the interests of the Adviser’s clients. To the extent an investment opportunity is suitable for both the Fund and one or more Other Accounts, the Adviser will allocate the opportunity in a manner that it determines is fair and equitable under the circumstances, consistent with the investment mandates and restrictions of the participating accounts and the Adviser’s allocation policies.

In determining allocations, the Adviser may consider the appropriate position size for each account in light of its investment objectives, restrictions, existing exposure, liquidity, concentration and risk-management parameters. The Adviser may determine that an investment is appropriate for one account but not another or that accounts should receive different allocations. Accordingly, the Fund may not receive an allocation of every investment opportunity that the Adviser considers appropriate for the Fund and may receive a smaller allocation than it otherwise would prefer.

Where less than the desired amount of an investment is available, the Adviser will allocate the available amount pursuant to its allocation policies. It may not always be possible or consistent with the investment objectives and restrictions of the Fund and Other Accounts for the same positions to be taken or liquidated at the same time or at the same price. Simultaneous transactions for the Fund and Other Accounts may decrease the prices received, or increase the prices paid, by the Fund. Public-market orders for the Fund and Other Accounts may be aggregated where the Adviser determines that aggregation is appropriate, and accounts participating in an aggregated order may receive different quantities or, in certain circumstances, different prices. The Adviser will seek best execution consistent with its applicable obligations.

The Adviser earns different levels and forms of compensation from different accounts, and the Adviser and its personnel may have greater proprietary or personal investments in certain Other Accounts than in the Fund. These differences create incentives to devote more time, attention or resources to certain accounts. The Adviser’s allocation policies prohibit the allocation of investment opportunities based on relative fees or performance, but such policies cannot eliminate all conflicts, and allocation decisions may not always operate to the Fund’s advantage.

Transactions with Other Accounts and Affiliates. The Investment Company Act restricts principal transactions, cross trades and joint transactions between the Fund and the Adviser or other affiliated persons. The Fund will not enter into a principal transaction with the Adviser, an affiliated person or an affiliated person of such a person except as permitted by Section 17(a) of the Investment Company Act, an applicable rule, interpretation or exemptive order. The Fund may engage in cross trades with Other Accounts only in compliance with Rule 17a-7 or other applicable authority and the Fund’s policies and procedures. The Fund will participate in joint transactions with affiliated persons only in compliance with Section 17(d), Rule 17d-1, the Order, if granted, or other applicable authority. These restrictions may prevent the Fund from entering into a transaction that the Adviser otherwise believes would be advantageous.

The Fund and the Adviser have applied for an exemptive order from the SEC that, if granted, would permit the Fund to participate in certain co-investment transactions with certain affiliates of the Adviser and certain Other Accounts, subject to the terms and conditions of the Order. There can be no assurance that the Order will be granted. Unless and until the Order is granted, the Fund may engage in co-investment transactions only to the extent permitted by the Investment Company Act, applicable rules and interpretations or other available exemptive relief.

Under the requested Order, a “Required Majority,” as defined in the Order by reference to Section 57(o) of the Investment Company Act as if the Fund were a business development company, would be required to take specified steps in certain circumstances, including certain acquisitions involving an issuer in which an affiliated participant has an existing interest and certain dispositions. Those steps include determining, as applicable, that the terms of the transaction are reasonable and fair to the Fund and its Shareholders and do not involve overreaching, that the transaction is consistent with the interests of Shareholders and the Fund’s investment objective and strategies, and making and preserving the records required by the Order. The Order also would impose conditions concerning the terms of co-investments, allocation of opportunities and related expenses, dispositions, remuneration and Board oversight.

Even if the Order is granted, its conditions may limit the Fund’s ability to participate in a particular transaction or the amount the Fund may invest. The Fund also may hold a non-controlling interest in a co-investment and may have limited governance, consent, information or exit rights.

Applicable law and the Adviser’s policies may also cause the Adviser to limit the Fund’s ownership of, or voting rights with respect to, securities of an issuer to avoid affiliation, control or other regulatory consequences. These limitations may reduce the Fund’s allocation to an investment or its ability to exercise governance rights.

Portfolio Company Roles and Material Non-Public Information. Adviser personnel serve, and may in the future serve, as directors, officers or board observers of, or otherwise provide services to, companies in which the Fund or Other Accounts invest. These roles may impose fiduciary, confidentiality or other duties to a portfolio company that conflict with duties owed to the Fund or Other Accounts. They may also create conflicts concerning compensation or equity interests, allocation of governance and information rights, follow-on investments, financings, strategic transactions and the timing or terms of an exit.

Through these roles and its public- and private-market investment activities, the Adviser may receive material non-public information concerning an issuer. Receipt of such information may prevent the Fund from purchasing or selling the issuer’s securities at a time when the Adviser otherwise would consider a transaction advantageous. The Adviser may pursue an opportunity for one account even though doing so results in a trading restriction affecting the Fund, or may decline an opportunity for the Fund to avoid restricting another account. These decisions may adversely affect the Fund.

SPAC-Related Activities. The Adviser and certain of its affiliates have sponsored, and may continue to sponsor, special purpose acquisition companies (“SPACs”), and certain funds managed by the Adviser have invested in SPACs or SPAC-related securities sponsored by affiliates of the Adviser. In connection with such activities, conflicts of interest may arise, including where the Adviser directs investments by its funds in SPACs or related transactions in which the Adviser’s personnel or affiliates have economic interests. In addition, the time and attention devoted by certain personnel to SPAC-related activities may create conflicts with their responsibilities to the Fund.

Material Non-Public Information and Trading Restrictions. In the course of its investment activities, the Adviser may obtain material non-public information (“MNPI”) about issuers in which the Fund or Other Accounts invest or may invest. When this occurs, the Adviser may be restricted from trading in the securities of such issuers on behalf of the Fund or Other Accounts for a period of time. These restrictions may prevent the Fund from purchasing or selling securities at times when it otherwise would be advantageous to do so. In addition, investments by the Fund or Other Accounts in private companies or competitors of private companies may result in contractual or legal restrictions on information sharing or investment activities, which may adversely affect the Fund.

Expense Allocation. The Adviser may allocate certain expenses among the Fund and Other Accounts in accordance with its expense allocation policies. Such allocations may involve subjective determinations and may create conflicts of interest, particularly where the Adviser has an incentive to allocate a greater portion of expenses to the Fund. Expense allocations are subject to oversight by the Fund’s Board, including the Independent Trustees.

Valuation and Fee Conflicts. The Board has designated the Adviser as the Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act, subject to the Board’s oversight. The Adviser therefore performs fair-value determinations for investments for which market quotations are not readily available, including private investments. Because these valuations affect the Fund’s net asset value, offering and repurchase prices, reported performance and the Management Fee and Incentive Fee payable to the Adviser, the Adviser has an inherent conflict of interest in performing fair-value determinations.

The Adviser performs its valuation responsibilities pursuant to the Fund’s valuation policies and procedures and may obtain assistance from independent pricing or valuation services. Such assistance does not eliminate the Adviser’s conflict or its responsibilities as valuation designee. To the extent the Incentive Fee is based on performance that includes unrealized appreciation, valuation determinations may increase the Incentive Fee even though the appreciation may never be realized. The Incentive Fee also may create an incentive for the Adviser to recommend investments that are riskier or more speculative than it otherwise would recommend.

MANAGEMENT OF THE FUND

Board of Trustees

The Role of the Board

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management and operation of the Fund. The Board does not have responsibility for the day-to-day management of the Fund, and its oversight role does not make the Board a guarantor of the Fund’s investments or activities. The Board has appointed various individuals of the Adviser as officers of the Fund with responsibility to monitor and report to the Board on the Fund’s operations. In conducting its oversight, the Board receives regular reports from these officers and from other senior officers of the Adviser regarding the Fund’s operations.

Board Structure and Committees

As required by the Investment Company Act, a majority of the Fund’s Trustees are Independent Trustees and are not affiliated with the Adviser. The Chair of the Board is an interested Trustee. The Board has not designated a lead Independent Trustee. The Board believes its leadership structure is appropriate in light of the Fund’s circumstances, including the nature of the Fund’s operations and the role of the Independent Trustees in overseeing the Fund’s activities. The Independent Trustees meet regularly in executive session and have established standing committees, including an Audit Committee and a Nominating and Governance Committee, to facilitate effective oversight.

The Board has formed an Audit Committee composed of all of the Independent Trustees, the functions of which are: (i) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (ii) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; (iii) to assist the Board in selecting the Fund’s independent registered public accounting firm, to directly supervise the compensation and performance of such independent registered public accountants and generally to act as a liaison between the independent registered public accountants and the Board; and (iv) to review and, as appropriate, approve in advance non-audit services provided by such independent registered public accountants to the Fund, the Adviser, and, in certain cases, other affiliates of the Fund.

The Board has formed a Nominating and Governance Committee composed of all of the Independent Trustees, whose function, subject to the oversight of the Board, is to select and nominate persons for elections or appointment by the Board as Trustees of the Fund. The Nominating and Governance Committee will act in accordance with the Fund’s nominating committee and governance charter. The Nominating and Governance Committee may consider nominees recommended by Shareholders.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risk and operational risk), Board oversight of different types of risks is handled in different ways. For example, the full Board could receive and review reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee may participate in the oversight of risk management in certain areas, including meeting with the Fund’s financial officers and with the Fund’s independent public auditors to discuss, among other things, annual audits of the Fund’s financial statements and the auditor’s report thereon and the auditor’s annual report on internal control.

Board of Trustees and Officers

Any vacancy on the Board of Trustees may be filled by the remaining Trustees, except to the extent the Investment Company Act requires the election of Trustees by Shareholders. The Fund’s officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Fund are directors, officers or employees of the Adviser or its affiliates. To the fullest extent allowed by applicable law, including the Investment Company Act, the Declaration of Trust indemnifies the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Portfolio Management

Adviser

RTW Investments, LP, 40 10th Avenue, 7th Floor New York, NY 10014, serves as the investment adviser to the Fund. The Adviser is registered as an investment adviser under the Advisers Act.

Portfolio Managers

The employees of the Adviser who have primary responsibility for management of the Fund are Roderick Wong, M.D. and Naveen Yalamanchi, M.D. (the “Portfolio Managers”). The Fund’s Portfolio Managers have primary responsibility for the day-to-day management of the Fund.

Roderick Wong, M.D. serves as Managing Partner and Chief Investment Officer of RTW Investments, LP and has more than 20 years of healthcare investment experience evaluating medical and scientific assets in the biotechnology and biopharmaceutical industries. Prior to founding RTW in 2009, Dr. Wong served as Managing Director and sole Portfolio Manager of the Davidson Kempner Healthcare Funds and previously held healthcare investment and research positions at Sigma Capital Partners and Cowen & Company. Dr. Wong received an M.D. from the University of Pennsylvania School of Medicine, an M.B.A. from Harvard Business School and a B.S. in Economics from Duke University.

Naveen Yalamanchi, M.D. serves as Partner and Portfolio Manager of RTW Investments, LP and has more than 20 years of healthcare investment experience. Dr. Yalamanchi has extensive experience in the healthcare industry as both a clinician and an investor evaluating biotechnology and medical technology companies. Prior to joining RTW, Dr. Yalamanchi served as Vice President and Co-Portfolio Manager at Calamos Arista Partners and previously held healthcare investment positions at Millennium Management and Davidson Kempner Capital Management. Dr. Yalamanchi received a B.S. in Biology from the Massachusetts Institute of Technology, an M.D. from Stanford University School of Medicine and completed his surgical internship at UCLA Medical Center.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts that they manage, and their ownership of securities of the funds that they manage.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

The Adviser, subject to supervision by the Board, provides certain advisory and management services to the Fund pursuant to an Investment Advisory and Management Agreement between the Fund and the Adviser.

Management Fee

In consideration of the advisory services provided by the Adviser, the Fund will pay the Adviser a monthly Management Fee at an annual rate of [●]% based on the value of the Fund’s Managed Assets calculated and accrued monthly in arrears as of the last business day of each calendar month. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

For purposes of determining the Management Fee payable to the Adviser, the value of the Fund’s Managed Assets will be calculated prior to the inclusion of the Management Fee and Incentive Fee, if any, payable to the Adviser, the Distribution and Servicing Fee, or any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Management Fee will be payable in arrears. The Management Fee will be paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser and not by the Fund. The Fund will bear all other costs and expenses of its operations and transactions as set forth in the Investment Advisory and Management Agreement.

This Management Fee will be separate from the Incentive Fee that the Adviser receives in the event that specified investment returns are achieved by the Fund.

A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement will be available in the Fund’s shareholder report for the period ended [    ].

Incentive Fee

The Adviser will be entitled to an Incentive Fee equal to [●]% of the Fund’s Total Return, subject to a [●]% annual Hurdle Amount and a High Water Mark with a [●]% Catch-Up (each as defined below). The Incentive Fee is measured on a calendar year basis, paid annually and accrued monthly.

Specifically, the Adviser will be entitled to an Incentive Fee in an amount equal to:

•	First, if the Fund’s Total Return for the applicable period exceeds the sum of (i) the Hurdle Amount for that period and (ii) the Loss Carryforward Amount (any such excess, “Excess Profits”), [●]% of such Excess Profits until the total amount of the Incentive Fee payable to the Adviser equals [●]% of the sum of (x) the Hurdle Amount for that period and (y) any amount payable to the Adviser pursuant to this clause (this is commonly referred to as a “Catch-Up”); and

•	Second, to the extent there are remaining Excess Profits, [●]% of such remaining Excess Profits.

“Total Return” for any period since the end of the prior calendar-year end shall equal the sum of (i) all distributions accrued or paid (without duplication) on Shares outstanding at the end of such period since the beginning of the then-current calendar year plus (ii) the change in aggregate NAV of such Shares since the beginning of the then-current calendar year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Shares, (y) any accrual of the Incentive Fee and (z) applicable Distribution and Servicing Fee expenses minus (iii) all other Fund expenses (to the extent not already reflected in clause (ii)) but excluding applicable expenses for Distribution and Servicing Fees. For the avoidance of doubt, the calculation of Total Return will (i) include any realized or unrealized appreciation or depreciation in the NAV of Shares issued during the then-current calendar year, (ii) treat taxes withheld by the Fund on distributions to Shareholders as part of the distributions accrued or paid on Shares and (iii) exclude the proceeds from the initial issuance of such Shares.

“Hurdle Amount” for any period during the then-current calendar year means that amount that results in a [●]% annualized return on the NAV of the Shares outstanding at the beginning of the then-current calendar year and all Shares issued since the beginning of the then-current calendar year calculated in accordance with recognized industry practices and taking into account: (i) the timing and amount of all distributions accrued or paid (without duplication) on all such Shares minus all Fund expenses but excluding applicable expenses for Distribution and Servicing Fees; and (ii) all issuances of Shares over the period.

The NAV of Shares used in determining the Hurdle Amount will be calculated before giving effect to any accrual of the Incentive Fee and applicable expenses for Distribution and Servicing Fees. For the avoidance of doubt, the calculation of the Hurdle Amount for any period will exclude: any Shares repurchased during such period, which Shares will be subject to the Incentive Fee upon repurchase. Except as described in “Loss Carryforward Amount” below, any amount by which Total Return falls below the Hurdle Amount will not be carried forward to subsequent periods.

“Loss Carryforward Amount” shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Total Return and decrease by any positive annual Total Return; provided, that the Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Loss Carryforward Amount will exclude the Total Return related to any Shares redeemed during the then-current calendar year, which Shares will be subject to the Incentive Fee upon repurchase. The effect of the Loss Carryforward Amount is that the recoupment of past annual Total Return losses will offset the positive annual Total Return for purposes of the calculation of the Incentive Fee. This is referred to as a “High Water Mark.”

Promptly following the end of each calendar year, the Adviser will be entitled to an Incentive Fee as described above calculated in respect of the portion of the year to date, less any Incentive Fee received with respect to prior periods within that year (the “Annual Allocation”). The Incentive Fee that the Adviser is entitled to receive at the end of each calendar year will be reduced by the cumulative amount of Incentive Fees paid during that year.

The Adviser will not be obligated to return any portion of the Incentive Fee paid by the Fund due to the subsequent performance of the Fund.

Terms of Investment Advisory Agreement

The Investment Advisory Agreement was initially approved by the Board (including a majority of the Independent Trustees) at a meeting held on [ ]. The Investment Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: by a majority vote of the entire Board; by vote of a majority (as defined by the Investment Company Act) of the outstanding voting securities of the Fund; or by the Adviser. After the initial term of two years, the Investment Advisory Agreement may continue in effect from year to year if such continuance is approved annually by either the Board or the vote of a majority (as defined by the Investment Company Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person (or as otherwise permitted by the SEC) at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the Investment Company Act and the rules thereunder.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Fund, the Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person or any sub-adviser in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides that the Fund will indemnify, to the fullest extent permitted by law, the Adviser and its directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Fund.

[The Adviser voluntarily waived its Management Fee for the [ ] period from the Fund’s commencement of operations. The Management Fees waived by the Adviser during this [ ] period are not subject to recoupment by the Adviser under the Expense Limitation Agreement. Such fee waiver is not reflected in the above fee table.]

Expense Reimbursement Arrangements

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser. The Fund will bear all other costs and expenses of its operations and transactions as set forth in the Investment Advisory Agreement.

Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that annual operating expenses (excluding (i) the Management Fee; (ii) the Incentive Fee; (iii) any Distribution and Servicing Fee; (iv) all fees and expenses of portfolio companies in which the Fund invests (including all acquired fund fees and expenses); (v) transactional costs associated with consummated and unconsummated transactions, including legal costs and brokerage commissions, associated with the acquisition, disposition and maintenance of investments by the Fund; (vi) interest; (vii) taxes; (viii) brokerage commissions; (ix) dividend and interest expenses relating to short sales; and (x) extraordinary expenses (expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence)) do not exceed [●]% per annum of the average monthly net assets of each class of Shares. With respect to each class of Shares, the Fund has agreed to repay the Adviser any fees waived under the Expense Limitation Agreement or any expenses the Adviser reimburses in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause annual operating expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within three years after the month in which the Adviser incurred the expense. The Expense Limitation Agreement has a term ending one year from the commencement of the Fund’s operations, and the Adviser may extend the term for a period of one year on an annual basis, subject to the approval of the Board, including a majority of the Independent Trustees. Organizational and certain initial operating expenses incurred prior to the commencement of the Fund’s operations and reimbursed by the Adviser are included as reimbursable expenses under the Expense Limitation Agreement, subject to the same three-year recoupment period.

NET ASSET VALUATION

The Fund will calculate the NAV of each class of Shares as of the close of business on the last business day of each month and at such other times as the Board, in consultation with the Adviser, shall determine (each, a “Determination Date”). The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund (including the NAV of each class of Shares), less all of its liabilities (including accrued fees and expenses), each determined as of the relevant Determination Date. The NAVs of Class S Shares, Class D Shares and Class I Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the NAV of Class S Shares, Class D Shares and Class I Shares will vary over time as a result of the differing fees and expenses applicable to each class.

The Board intends to approve procedures pursuant to which the Fund will value its investments. The Fund will value securities for which market quotations are “readily available” (including, as applicable, Public Investments) at market price. All other securities and other assets will be valued at “fair value” as determined in good faith by the Board. The Board intends to designate the Adviser to perform these fair value determinations relating to the value of such investments, in accordance with such procedures and Rule 2a-5 under the Investment Company Act. The Board will oversee the Adviser’s implementation of the Fund’s valuation policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Adviser generally will value the Fund’s investments in accordance with Accounting Standards Codification (ASC) 820 of the Financial Accounting Standards Board.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using observable foreign exchange rates provided by a recognized pricing service.

Public Investments

The value of any cash on hand or on deposit, bills and demand notices and accounts receivable, prepaid expenses, cash dividends and interest declared or accrued as aforesaid and not yet received shall be deemed to be the full amount thereof unless in any case the same is unlikely to be paid or received in full, in which case the value thereof shall be determined after making such discount as the Adviser may consider appropriate in such case to reflect the true value thereof.

Public Investments for which market quotations are readily available generally will be valued using market quotations obtained from exchanges, independent pricing services or the Fund’s administrator. Exchange-traded equity securities generally will be valued at the closing price on the last trading day on or before the relevant Determination Date. If no sale occurred on that day, a long position generally will be valued at the closing bid price and a short position at the closing ask price.

Listed options generally will be valued at the midpoint of the closing bid and ask prices. If a bid or ask price is unavailable, an option may be valued using its last reported price or, if no last price is available, the available bid or ask price. Futures generally will be valued at their closing prices. Debt securities and other publicly traded or quoted instruments, including warrants, swaps, convertible securities and foreign-currency instruments, generally will be valued using prices or inputs obtained from independent pricing services, market makers, broker-dealers, counterparties or other market sources. Such valuations may consider recently executed transactions, market quotations, observable spreads and yield curves, closing or reset prices and other observable market inputs.

If a market quotation is not readily available or is determined to be unreliable, including because the quotation is stale, trading is suspended or the relevant market is inactive or thinly traded, the investment will be valued at fair value in good faith pursuant to the Fund’s valuation policies and procedures and Rule 2a-5 under the Investment Company Act.

Cash and cash equivalents generally will be valued at their carrying or reported market value, as applicable.

Private Assets

With respect to valuation of Private Assets (i.e., securities not traded on an established securities exchange or not reported through NASDAQ or comparable established non-U.S. over-the-counter trading system), such investments will be valued in good faith pursuant to the Fund’s valuation policies and procedures and Rule 2a-5 under the Investment Company Act.

The Adviser, in its capacity as the Fund’s valuation designee and subject to the oversight of the Board, will review the fair value of each Private Asset on at least a monthly basis in connection with the determination of the Fund’s net asset value. In making such determinations, the Adviser will consider all information it deems relevant to the particular investment. Such information may include, among other things, financial statements, capitalization tables, transaction documents, board materials and other information received from portfolio companies, recent financing activity, operating performance, market-based performance multiples, comparable company or transaction data, contractual rights and restrictions, and relevant scientific, clinical, regulatory or commercial developments.

The Adviser intends to engage one or more independent third-party valuation firms to provide valuation information or assistance with respect to certain Private Assets, taking into account factors such as the occurrence of material events, the materiality of the position, the time elapsed since the most recent financing or observable pricing event, and the availability of updated information regarding the portfolio company. The Adviser may consider such analyses together with other relevant information but remains responsible for determining fair value in accordance with the Fund’s valuation policies and procedures.

Private Assets generally will be initially valued at cost, which the Adviser believes represents fair value at the acquisition date, and thereafter will be reviewed on at least a monthly basis. Where the Adviser determines that no material event has occurred affecting the fair value of a Private Asset, the Adviser may determine that the previously established fair value continues to represent fair value.

The fair values assigned to Private Assets are unaudited estimates and are inherently uncertain. Information available to the Adviser may be limited, incomplete, delayed, unaudited or difficult to verify, and the valuation of Private Assets necessarily involves the exercise of judgment. Accordingly, the values used in determining the Fund’s monthly net asset value may differ, in some cases materially, from values subsequently reflected in the Fund’s financial statements and from the amounts ultimately realized upon the sale or other disposition of such investments.

Other Fair Value Considerations

The valuation of the Fund’s investments and other assets will be subject to inherent uncertainty. A portion of the Fund’s assets may consist of investments for which market quotations are not readily available, including Private Assets, Royalties and other less liquid instruments. The determination of fair value for such investments will necessarily involve judgment and may be based on a variety of factors, including available issuer information, transaction terms, observable market data, pricing information obtained from counterparties or other third-party pricing services, and other information deemed relevant by the Adviser.

The information available to the Adviser with respect to certain investments may be limited, incomplete, delayed, unaudited or difficult to verify. In particular, valuations of investments in biotechnology, life sciences, biopharmaceutical, medical technology and other healthcare companies may be affected by company-specific events, including clinical trial results, regulatory developments, financing transactions, product approvals or delays, commercialization developments, reimbursement decisions, intellectual property developments, strategic transactions and other events that may occur between Determination Dates. As a result, the fair value assigned to an investment may not reflect the value that would be realized upon the sale or other disposition of such investment.

If the Adviser determines that the valuation methodologies described above are impracticable or inappropriate with respect to a particular investment, the Adviser may utilize other valuation methodologies that it believes are appropriate under the circumstances, including discounted cash flow analyses, market approaches, probability-weighted expected return methodologies, option pricing models, Black-Scholes models, lattice models, broker or dealer quotations, internally developed pricing models, issuer-provided information or other valuation inputs, as appropriate for the particular investment. Different valuation methodologies or assumptions could result in materially different valuations.

Prospective investors should be aware that fair value represents a good faith approximation of the value of an asset or liability as of a particular Determination Date. The fair value of one or more investments may not, in retrospect, equal the price at which those investments could have been sold during the period in which such fair values were used to determine the Fund’s NAV. Because the Fund may issue Shares, including through dividend or distribution reinvestment, and repurchase Shares based on NAV, the use of fair value determinations may have the effect of diluting or increasing the economic interests of existing Shareholders or purchasing or tendering Shareholders.

The Adviser may receive updated information regarding certain investments on a delayed or periodic basis, and there can be no assurance that all relevant information regarding an investment will be available at the time the Fund determines its NAV. Subsequent developments may materially affect the value of an investment after the Fund’s NAV has been calculated. Accordingly, a subsequent increase or decrease in the value of the Fund’s investments could benefit or disadvantage Shareholders purchasing, holding or tendering Shares at the applicable NAV.

ELIGIBLE INVESTORS

Although the Shares are registered under the Securities Act, the Shares are sold only to persons or entities that are “qualified clients,” as defined in Rule 205-3 under the Advisers Act.

The qualifications required to invest in the Fund are in subscription documents that must be completed by each prospective investor.

Financial intermediaries may impose additional eligibility requirements. Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus and the Declaration of Trust before deciding to invest in the Fund.

PLAN OF DISTRIBUTION

Distributor

[    ], with its principal place of business at [     ], acts as the distributor of the Fund’s Shares, pursuant to the Distribution Agreement, on a best efforts basis, subject to various conditions. Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased. Pursuant to the Distribution Agreement, the Distributor shall pay its own costs and expenses connected with the offering of Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities.

After the initial term of two years, the Distribution Agreement will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved by a majority of the entire Board cast in person at a meeting called for that purpose or by a majority of the outstanding voting securities of the Fund and, in either case, also by a majority of the Independent Trustees.

Financial intermediaries may enter into selling agreements with the Distributor to purchase Shares in the Fund on behalf of their clients. Such selling agents or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. See “Purchasing Shares.” Selling agents typically receive the sales load with respect to Class S Shares and Class D Shares purchased by their clients. While the Fund does not impose an initial sales charge on Class I Shares, if a Shareholder buys Class S Shares and Class D Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction or other fees in such amount as they may determine. Investors should consult their financial advisors at such selling agents or financial intermediaries.

The Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. The additional compensation may differ among selling agents or financial intermediaries in amount or in the method of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Distribution and Servicing Plan

The Fund intends to adopt a Distribution and Servicing Plan for its Class S Shares and Class D Shares to pay to the Distributor a Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own such Shares. These activities will include marketing and other activities primarily intended to result in the sale of Class S Shares and Class D Shares and activities related to administration and servicing of Class S or Class D accounts. The Distribution and Servicing Plan will operate in a manner consistent with Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it intends to apply for exemptive relief, that if granted, would require the Fund to comply with the terms of Rule 12b-1, and permit the Fund to, among other things, issue multiple classes of Shares.

Under the Distribution and Servicing Plan, Class S and Class D Shares will pay a Distribution and Servicing Fee to the Distributor at an annual rate of [●]% and [●]%, respectively, based on the aggregate net assets of the Fund attributable to such class. The Distribution and Servicing Fee will be paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Distribution and Servicing Fee will be paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable.

Class I Shares will not be subject to any Distribution and Servicing Fee and do not bear any expenses associated therewith.

PURCHASING SHARES

The following section provides basic information about how to purchase Shares of the Fund. The Distributor acts as the distributor of the Shares of the Fund on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Shares will be continuously offered through the Distributor. Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Prospective investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediaries’ procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

General Purchase Terms

The minimum initial investment in the Fund by any investor is $[50,000] with respect to Class S Shares and Class D Shares, and $[1,000,000] with respect to Class I Shares. The minimum additional investment in the Fund by any investor is $[5,000] with respect to Class S Shares and Class D Shares and $[250,000] with respect to Class I Shares.

The Fund may accept lesser amounts below these minimums for Trustees of the Fund and employees of RTW and vehicles controlled by such employees.

The minimum initial and additional investments may also be reduced by the Fund in its discretion for certain investors based on the consideration of various factors, including but not limited to the investor’s overall relationship with the Adviser, the investor’s holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by the Fund in its discretion for clients of certain registered investment advisers, broker dealers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediaries’ overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.

In addition, the Fund may, in the discretion of the Adviser, aggregate the accounts of clients of registered investment advisers, broker dealers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser, the Fund may also aggregate the accounts of clients of certain registered investment advisers, broker dealers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers, broker dealers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediaries’ overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.

Shares are generally offered for purchase on the first business day of each calendar month at the Fund’s then-current NAV per Share, determined as of the last business day of the prior month, plus any applicable sales load or selling commissions charged by financial intermediaries. Shares may be offered more or less frequently as determined by the Board in its sole discretion. For purposes of this Prospectus, a “business day” is any day the New York Stock Exchange is open for business.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund, which is expected to be the last day of each calendar month. An investor who misses the acceptance date will have the acceptance of its investment in the Fund delayed until the following month. Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in United States dollars.

Each initial or subsequent purchase of Shares will be payable in one installment, which generally will be due three (3) business days prior to the applicable acceptance date. Each prospective investor will be required to review, complete, execute, and deliver a subscription agreement and related documentation. A prospective investor must submit a completed subscription agreement at least five (5) business days before the acceptance date. The Fund reserves the right, in its sole discretion, to accept or reject any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor without the deduction of any fees or expenses. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, a prospective investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed subscription document are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and subscription document for processing in the next offering.

Prospective investors whose subscriptions to purchase Shares are accepted by the Fund will become Shareholders. An existing Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement by the applicable acceptance date and funding such amount by the applicable deadline.

Shareholders will not be required to make incremental contributions pursuant to capital calls. Shareholders may, but are not required to, make additional investments in the Fund, subject to applicable investment minimums.

Share Class Considerations

When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	how much you intend to invest;

•	how long you expect to own the shares; and

•	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which class of Shares of the Fund is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may vary the actual sales charge, if applicable, as well as impose additional fees and charges on each class of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Class S Shares

Class S Shares are sold at the prevailing NAV per Class S Share. If you buy Class S Shares through certain financial intermediaries, they may charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the financial intermediary limit such fees to a [●]% cap on NAV for Class S Shares. Class S Shares are subject to a Distribution and Servicing Fee at an annual rate of [●]% of the net assets of the Fund attributable to Class S Shares.

Eligibility to receive a Distribution and Servicing Fee is conditioned on a broker providing the following ongoing services with respect to the Class S Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive a Distribution and Servicing Fee due to failure to provide these services, the Distribution and Servicing Fees that the broker would have otherwise been eligible to receive will be waived. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

Class S Shares are available to any eligible investor through brokerage and transactional-based accounts.

Class D Shares

Class D Shares are sold at the prevailing NAV per Class D Share. If you buy Class D Shares through certain financial intermediaries, they may charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the financial intermediary limit such fees to a [●]% cap on NAV for Class D Shares. Class D Shares are subject to a Distribution and Servicing Fee at an annual rate of [●]% of the net assets of the Fund attributable to Class D Shares.

Eligibility to receive a Distribution and Servicing Fee is conditioned on a broker providing the following ongoing services with respect to the Class D Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive a Distribution and Servicing Fee due to failure to provide these services, the Distribution and Servicing Fees that the broker would have otherwise been eligible to receive will be waived. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

Class D Shares are generally available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares, (ii) through participating broker dealers that have alternative fee arrangements with their clients to provide access to Class D Shares, (iii) through investment advisers that are registered under the Advisers Act or applicable state law and direct clients to trade with a broker dealer that offers Class D Shares and (iv) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers.

Class I Shares

Class I Shares are sold at the prevailing NAV per Class I Share and are not subject to any upfront sales charge. Class I Shares also are not subject to any Distribution and Servicing Fee.

Class I Shares are available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (ii) by institutional accounts as defined by FINRA Rule 4512(c), (iii) through bank-sponsored collective trusts and bank-sponsored common trusts, (iv) by retirement plans (including a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company), foundations or endowments, (v) through certain financial intermediaries that are not otherwise registered with or as a broker dealer and that direct clients to trade with a broker dealer that offers Class I Shares, (vi) through investment advisers registered under the Investment Advisers Act of 1940 or applicable state law that are also registered with or as a broker dealer, whose broker dealer does not receive any ongoing compensation from the Fund, (vii) by the Fund’s officers and Trustees and their immediate family members, as well as officers and employees of RTW and their immediate family members, (viii) by participating broker dealers and their affiliates, including their officers, directors, employees, and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130, and (ix) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers. Before making your investment decision, please consult with your investment advisor regarding your account type and the classes of Shares of the Fund you may be eligible to purchase.

If you are eligible to purchase all three classes of Shares, then you should consider that Class I Shares have no upfront sales charges and no Distribution and Servicing Fees. Such expenses are applicable to Class S and Class D Shares and will reduce the NAV or distributions of the other share classes. If you are eligible to purchase Class S and Class D Shares but not Class I Shares, then you should consider that Class D Shares have lower annual Distribution and Servicing Fees. Investors should also inquire with their broker dealer or financial representative about what additional fees may be charged with respect to the Share class under consideration or with respect to the type of account in which the Shares will be held.

Exchange of Shares Between Classes

Assuming the exchange meets the eligibility requirements of the class into which such Shareholder seeks to exchange and the Fund has received proper instruction from the financial intermediary to effect such exchange and consents to such exchange, (i) a financial intermediary may, in its discretion, determine to exchange a Shareholder’s Shares at such Shareholder’s request and (ii) in certain cases, where a holder of Class S Shares or Class D Shares is no longer eligible to hold such class of Shares based on the Shareholder’s arrangements with its financial intermediary, (a) such holder’s Class S Shares may be exchanged into an equivalent NAV amount of Class D Shares or Class I Shares and (b) such holder’s Class D Shares may be exchanged into an equivalent NAV amount of Class I Shares.

An investor may be permitted to exchange Shares between classes on an elective basis, provided that, among other things: (1) the investor’s aggregate investment would have met the minimum initial investment requirements in the applicable class at the time of purchase and continues to meet those requirements; (2) the Shares are otherwise available for offer and sale; and (3) the investment meets all other requirements for investing in the applicable class. When an individual investor cannot meet the minimum initial investment requirements of the applicable class, exchanges of Shares from one class to the applicable class may be permitted if such investor’s investment is made by an intermediary that has discretion over the account and has invested other clients’ assets in the Fund, which when aggregated together with such investor’s investment, meet the minimum initial investment requirements for the applicable class. Investors will not be charged any fees by the Fund for such exchanges. Ongoing fees and expenses incurred by a given class will differ from those of other share classes, and an investor receiving new Shares in an exchange may be subject to lower total expenses following such exchange. Exchange transactions will be effected only into an identically registered account. While exchange transactions will generally not be treated as a redemption for federal income tax purposes, investors should consult their tax advisors as to the federal, foreign, state and local tax consequences of an exchange. The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

CLOSED-END FUND STRUCTURE; NO RIGHT OF REDEMPTION

The Fund is a non-diversified, closed-end management investment company. Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No Shareholder has the right to require the Fund to redeem his, her or its Shares. No public market for the Shares exists, and none is expected to develop in the future. As a result, Shareholders may not be able to liquidate their investment other than through repurchases of Shares by the Fund, as described below. Accordingly, Shareholders should consider that they may not have access to the funds they invested in the Fund for an indefinite period of time.

TRANSFER RESTRICTIONS

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Fund (which may be withheld in its sole discretion).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

REPURCHASE OF SHARES

At the sole discretion of the Board, the Fund may from time to time provide Shareholders with a limited degree of liquidity by offering to repurchase Shares pursuant to written tenders by Shareholders. Repurchase offers, if any, will be made to all holders of Shares.

Beginning [no later than twelve months] after the Fund commences investment operations, the Adviser intends to recommend that, under normal market circumstances, the Fund conduct offers to repurchase up to 5% of the Shares outstanding (either by number of Shares or aggregate NAV) on a quarterly basis. The Fund intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended, and the Investment Company Act, with the terms of such tender offer published in a tender offer statement to be sent to all Shareholders and filed with the SEC on Schedule TO.

Subject to the considerations described above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. Therefore, the Fund may determine not to conduct a repurchase offer at a time that the Fund normally conducts a repurchase offer. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.

In certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund’s investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely. Shareholders whose shares are accepted for repurchase will continue to bear the risk of changes in the Fund’s NAV until the valuation date of such repurchase offer (the “Valuation Date”).

Repurchase of Shares Process

The following is a summary of the process expected to be employed by the Fund in connection with the repurchase of Shares. Additional information with respect to such process will be included in the materials provided by the Fund to Shareholders in connection with each repurchase offer. If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information that Shareholders should consider in deciding whether and how to participate in such repurchase opportunity.

The Fund generally expects to repurchase its Shares with cash, although it reserves the ability to issue payment for the repurchase of Shares through a distribution of portfolio securities. The Fund does not generally expect to distribute securities as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions and/or proceeds from its investments in the form of securities that are transferable to Shareholders. Securities which are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the Adviser’s valuation procedures and will be distributed to all tendering Shareholders on a proportional basis.

Each Shareholder whose Shares have been accepted for repurchase will continue to be a Shareholder of the Fund until the date the Fund gives written notice to the tendering Shareholders of its election to purchase such Shares (the “Repurchase Date”), and thereafter if the Shareholder retains Shares following such date, and may exercise its voting rights with respect to the repurchased Shares until the Repurchase Date. Moreover, the account maintained in respect of a Shareholder whose Shares have been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Shareholder’s account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

Payments in cash for repurchased Shares may require the Fund to liquidate certain Fund investments earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Fund also may need to maintain higher levels of cash or borrow money to pay repurchase requests in cash. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

A [●]% Early Repurchase Fee may be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in - first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until such Shares are repurchased. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interest of the Fund. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an Early Repurchase Fee, it will do so consistently with the requirements of Rule 22d-1 under the Investment Company Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the Early Repurchase Fee will apply uniformly to all Shareholders regardless of Share class. Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Shares.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund, the Adviser, or RTW will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

DISTRIBUTIONS

The Fund intends to elect to be treated as, and intends to continue to qualify annually as, a RIC under the Code and intends to distribute at least 90% of its annual net taxable income to its Shareholders. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.

The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Material U.S. Federal Income Tax Considerations” for more information. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

Shareholders will automatically have all distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

The Fund operates under a DRIP administered by [   ]. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund. The Fund expects to coordinate distribution payment dates so that the same NAV that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase NAV for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to [    ]. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by [    ] [60] days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, [    ], on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share for the relevant class of Shares.

[   ] will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. [   ] will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. [    ] will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, [   ] will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither [ ] nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to the Fund c/o [ ] at [ ] or c/o RTW at 40 10th Avenue, 7th Floor New York, NY 10014. Certain transactions can be performed by calling the toll-free number [ ].

DESCRIPTION OF SHARES

The Fund is a newly organized Delaware statutory trust formed on June 30, 2026. The Fund intends to offer three classes of Shares: Class S Shares, Class D Shares and Class I Shares. The Fund intends to apply for exemptive relief from the SEC that, if granted, will permit the Fund to issue multiple classes of Shares with different asset-based distribution and/or shareholder servicing fees and early withdrawal fees, as applicable. There is no assurance, however, that the relief will be granted. If such relief has not been granted when the Fund commences this offering, the Fund expects to offer only Class I Shares until any such relief is granted. The Fund may offer additional classes of Shares in the future. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each Share class are expected to be different. The estimated fees and expenses for each class of Shares of the Fund are set forth in “Summary of Fees and Expenses.”

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to Shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to Shareholders that relates solely to that class.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the Investment Company Act, which provides that such Shares may not be issued at a price below the then-current NAV, exclusive of the sales load, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s Shareholders.

The following table shows the amounts of Shares that have been authorized and outstanding as of [    ], 2026:

Share Class	Amount Authorized	Amount Outstanding
Class S Shares	Unlimited	[ ]
Class D Shares	Unlimited	[ ]
Class I Shares	Unlimited	[ ]

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Declaration of Trust. A prospective investor and his or her advisors should carefully review the Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be Shareholders of the Fund. The Adviser may invest in the Fund as a Shareholder.

In addition, to the extent permitted by the Investment Company Act and subject to the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of shares in the future having terms, rights, preferences, privileges, limitation and restrictions different from those of the Shares offered in this Prospectus.

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All classes of Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights except as the Board may approve.

Liability of Shareholders

Under the Declaration of Trust, no Shareholder shall be subject to any personal liability whatsoever to any person in connection with Fund property or the acts, obligations or affairs of the Fund. No Trustee shall have any power to bind personally any Shareholder or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise.

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) with or without cause only by an affirmative vote of two-thirds of the remaining Trustees; or (ii) by the Shareholders pursuant to the Declaration of Trust. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company” as those terms are defined by the Investment Company Act and the necessary amendments to the Declaration of Trust to permit such a conversion, the Fund shall, upon complying with any requirements of the Investment Company Act and state law, become an “open-end” investment company upon the affirmative vote or consent of the holders of the Shares outstanding.

Limitation of Liability; Indemnification

The Declaration of Trust provides that the Trustees, officers, employees or agents of the Fund shall not be liable to the Fund or any Shareholders, Trustee, officer, employee, or agent of the Fund, including for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also contains provisions for the indemnification of the Trustees and former Trustees of the Board, officers, employees and agents of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. No individual shall be indemnified thereunder against any liability to the Fund or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. None of these persons shall be personally liable to any Shareholder for the repayment of any positive balance in the Shareholder’s capital account or for contributions by the Shareholder to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Declaration of Trust to the fullest extent permitted by law.

Derivative Actions and Exclusive Jurisdiction

The Declaration of Trust provides that a Shareholder may not bring a derivative action on behalf of the Fund unless: (a) the Shareholder makes a pre-suit demand upon the Trustees to bring the subject action (unless an effort to cause the Trustees to bring such an action is not likely to succeed as determined under the terms of the Declaration of Trust); (b) unless a demand is not required under clause (a), Shareholders eligible to bring such derivative action who collectively hold Shares representing ten percent (10%) or more of all Shares issued and outstanding, or of the series or classes thereof to which such action related if it does not relate to all series and classes, join in the request for the Trustees to commence such action (the “10% Threshold”); and (c) unless a demand is not required under clause (a), the Trustees are afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Trustees determine not to bring such action (the “Shareholder Undertaking”). The provisions of the Declaration of Trust regarding the restrictions in this paragraph do not apply to claims arising under the federal securities laws.

Under the Declaration of Trust, actions by Shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to a jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a Shareholder to bring a suit but does not apply to claims arising under the federal securities laws.

Amendment of the Declaration of Trust

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the Investment Company Act) and without the approval of the Shareholders unless the approval of Shareholders is required under the Investment Company Act or the Declaration of Trust.

Term, Dissolution, and Liquidation

The Fund shall be dissolved upon the affirmative vote to dissolve the Fund by the Trustees. Upon the dissolution of the Fund: (i) the Fund shall carry on no business except for the purpose of winding up its affairs; (ii) the Trustee shall proceed to wind up the affairs of the Fund and all of the powers of the Trustee under the Declaration of Trust shall continue until the affairs of the Fund shall have been wound up, including the power to fulfill or discharge contracts of the Fund, collects its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Fund property to one or more persons at public or private sales for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business, provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Fund property that requires Shareholder approval under the Declaration of Trust shall receive the approval so required; and (iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Fund property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

The Board may, in its sole discretion, and if determined to be in the best interests of the Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the Investment Company Act and applicable Delaware law, and could result in additional expenses to the Shareholders.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of certain U.S. federal income tax considerations applicable to the Fund and the purchase, ownership, and disposition of Shares. This summary is based on the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury regulations promulgated thereunder, published rulings of the Internal Revenue Service (the “IRS”), and court decisions and judicial interpretations, all as in effect on the date of this Prospectus, and all of which are subject to change, possibly with retroactive effect. This summary does not purport to be a complete description of the U.S. federal income tax consequences applicable to the Fund or to any particular category of investor and does not address state, local, or non-U.S. tax consequences, or estate and gift tax consequences of an investment in Shares.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to certain categories of investors subject to special treatment under U.S. federal income tax law, including, without limitation, Shareholders subject to the alternative minimum tax, banks and other financial institutions, insurance companies, regulated investment companies, real estate investment trusts, tax-exempt organizations, brokers or dealers in securities, traders in securities who elect mark-to-market treatment, U.S. expatriates and former citizens or long-term residents of the United States, partnerships and other pass-through entities and investors therein, persons who have acquired Shares as part of a straddle, hedging, conversion, or other integrated transaction, persons holding Shares through a foreign account or entity, and persons whose functional currency is not the U.S. dollar.

This discussion assumes that Shareholders hold Shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investments). Unless otherwise noted, this discussion applies only to U.S. Shareholders.

The discussion is based upon the current provisions of the Code, existing and proposed Treasury regulations, its legislative history, published rulings and court decisions, and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This Fund is under no obligation to provide information to an investor with respect to changes in law or facts affecting this discussion after the date hereof. The Fund has not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding the offerings pursuant to this Prospectus or pursuant to any accompanying Prospectus supplement unless expressly stated therein, and this discussion is not binding on the IRS. Prospective investors should be aware that the IRS may not agree with the Fund’s tax positions and, if challenged by the IRS, such tax positions might not be sustained by the courts. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of Shares that is, for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) the trust has a valid election in effect to be treated as a U.S. person under applicable Treasury regulations.

A “Non-U.S. Shareholder” is a beneficial owner of Shares that is not a U.S. Shareholder and is not a partnership (or entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

If a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Shares, the U.S. federal income tax treatment of a partner in such partnership will generally depend on the status of the partner and the activities of the partnership. A partner in a partnership that holds Shares should consult its tax adviser regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership, and disposition of Shares by the partnership.

Prospective investors are urged to consult their tax advisers regarding the specific U.S. federal, state, local, and non-U.S. tax consequences of purchasing, owning, and disposing of Shares, based on their particular circumstances.

Election to be Taxed as a Regulated Investment Company

As soon as practicable, the Fund intends to elect to be treated, and intends to qualify each taxable year thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders in a timely manner in the form of dividends. The Fund intends to distribute its income and gains in a manner intended to satisfy the distribution requirements described below.

Qualification as a Regulated Investment Company

To qualify as a RIC, the Fund must, among other things: (a) elect to be treated and qualify as a registered management company under the Investment Company Act at all times during each taxable year; (b) derive in each taxable year at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, other income (including gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in “qualified publicly traded partnerships” (the “Income Test”); and (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), the securities of any two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Diversification Test”).

To maintain its qualification as a RIC, the Fund must distribute annually to its Shareholders at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest income (the “Annual Distribution Requirement”). If the Fund meets the Annual Distribution Requirement but retains some portion of its investment company taxable income or net capital gain, it will be subject to U.S. federal income tax at regular corporate rates on the amount retained.

The Fund may retain some or all of its net capital gain for reinvestment and will be subject to U.S. federal income tax at regular corporate rates on any such retained amounts. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to Shareholders, who will then be required to include in income for U.S. federal income tax purposes their share of such undistributed capital gains as if distributed, will receive a credit for their share of the tax paid by the Fund on the retained gains, and will increase the basis of their Shares by the difference between the amount of the gains included in income and the tax deemed paid.

The Fund’s qualification and taxation as a RIC depends upon the Fund’s ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.

While the Fund intends to elect to be treated as a RIC as soon as practicable, there may be a period during which the Fund does not qualify as a RIC. If the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on its taxable income at regular corporate rates (without any deduction for distributions to Shareholders). In that case, all distributions to Shareholders (including distributions of net capital gain) generally would be taxable as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate Shareholders and for treatment as “qualified dividend income” for non-corporate Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

Excise Tax

The Fund will be subject to a nondeductible 4% U.S. federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of: (i) 98% of its ordinary income (not taking into account any capital gains or losses) for each calendar year, (ii) 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending October 31 of each calendar year, and (iii) any income realized but not distributed in preceding years and on which the Fund paid no U.S. federal income tax (the “Excise Tax Distribution Requirement”). While the Fund intends to distribute each year an amount sufficient to avoid the imposition of the excise tax, there can be no assurance that the Fund will be able to completely avoid this tax. In such event, the Fund will be liable for the excise tax only on the amount by which its distributions fall short of the required threshold.

Taxation of Fund Investments

The tax treatment of certain of the Fund’s investments may affect the amount, timing, and character of the Fund’s income available for distribution to Shareholders. The following discussion summarizes certain tax issues associated with the Fund’s investments.

Debt Investments

The Fund may invest in debt instruments that were issued with original issue discount (“OID”). OID generally is the excess of the stated redemption price at maturity over the issue price of a debt instrument and is included in income on an accrual basis over the life of the instrument, regardless of whether cash representing such income is received. The Fund may also acquire debt instruments in the secondary market at a price below their stated redemption price or adjusted issue price. If the market discount on such a debt instrument exceeds a statutory de minimis threshold, a portion of any principal payment on, or gain on the sale, exchange, or retirement of, such instrument will generally be treated as ordinary income to the extent of accrued market discount. The Fund may be required to include in income OID or market discount in advance of the receipt of corresponding cash and may have to sell assets (including at times that are disadvantageous) or borrow funds to make distributions sufficient to satisfy the Annual Distribution Requirement and avoid the excise tax.

The Fund may invest in debt instruments that are rated below investment grade or that have defaulted or are at risk of default. To the extent that the Fund holds debt instruments on which the issuer has stopped making required cash payments, the Fund may nonetheless be required to include in income certain non-cash amounts, such as accrued OID, PIK interest, deferred payment interest, or assumed income from certain partnership allocations, regardless of whether corresponding cash is received. The requirement to include such non-cash income in calculating the Annual Distribution Requirement and the excise tax avoidance distribution requirement may cause the Fund to sell assets, borrow, or raise equity at times and on terms that are disadvantageous to complete such distributions. Additionally, if any of these instruments are modified, restructured, or exchanged, such modification, restructuring, or exchange may constitute a taxable event to the Fund, potentially causing it to recognize gain without a corresponding receipt of cash.

The Fund may originate loans to portfolio companies. Origination fees, commitment fees, and similar amounts received or accrued in connection with the origination of loans may constitute additional OID and be includible in income over the life of the related loan. Upfront fees and other items may be required to be included in income earlier than the receipt of cash. In certain circumstances, the Fund’s loan origination activities may cause it to be subject to state and local tax in jurisdictions in which the borrowers are located.

Investments in Partnerships

The Fund may invest in equity securities issued by entities treated as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the Income Test, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a subsidiary that is treated as a corporation for U.S. federal income tax purposes. In such a case, any income from such investments is generally not expected to adversely affect the Fund’s ability to meet the Income Test, although such income generally would be subject to U.S. federal, state and potentially local corporate income tax on its earnings, which would reduce the return from such investments.

Foreign Issuers

The Fund may invest in securities of foreign issuers. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may elect to pass through to its Shareholders foreign taxes paid by the Fund. If the Fund makes such an election, each Shareholder generally would be required to include in income an amount equal to such Shareholder’s allocable share of foreign taxes paid by the Fund and would be entitled to claim a credit (or, in the alternative, a deduction) for such foreign taxes, subject to generally applicable limitations under the Code. If the Fund does not qualify for or does not make such an election, the Fund will be able to deduct such foreign taxes in computing its investment company taxable income.

Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time of accrual of income, expenses, or other liabilities denominated in a foreign currency and the time that such items are paid or received in the applicable foreign currency generally are treated as ordinary income or loss under Section 988 of the Code. Such ordinary income or loss on foreign currency may increase or decrease (or, in some cases, entirely eliminate) the amount of the Fund’s investment company taxable income to be distributed to Shareholders as ordinary income.

Non-U.S. Investments, including PFICs and CFCs

The Fund may invest in securities of foreign corporations that may be classified as passive foreign investment companies (“PFICs”). A PFIC is generally a foreign corporation that, for any taxable year, meets either an income test (at least 75% of its gross income for the taxable year is passive income) or an asset test (at least 50% of its assets produce, or are held for the production of, passive income). If the Fund does not make a qualifying electing fund (“QEF”) election or mark-to-market election with respect to a PFIC, the Fund would be subject to a special tax and interest charge on certain distributions from the PFIC and on gains from the sale of shares in the PFIC (including an indirect disposition or pledge of shares of the PFIC). In addition, such amounts would not be treated as income that satisfies the Annual Distribution Requirement. If the Fund makes a QEF election with respect to a PFIC, the Fund would be required to include in income annually its pro rata share of the PFIC’s ordinary earnings and net capital gain, regardless of whether it has received corresponding cash distributions. If the Fund makes a mark-to-market election, the Fund would include in income the increase in value of the PFIC stock held at the end of the taxable year and may deduct unrealized losses (limited to prior unrealized gains included in income), with resulting income or loss generally treated as ordinary. Either election may cause the Fund to recognize income in excess of distributions received and may require the Fund to sell assets at disadvantageous times to make sufficient distributions.

The Fund may hold equity interests in controlled foreign corporations (“CFCs”). A CFC is generally a foreign corporation more than 50% of the stock of which (by vote or value) is owned (directly, indirectly, or constructively) by “U.S. shareholders.” A U.S. shareholder is a U.S. person that owns 10% or more of the stock (by vote or value) of the foreign corporation. If the Fund is a U.S. shareholder in a CFC, it may be required to include in income its pro rata share of the CFC’s “Subpart F income” and “global intangible low-taxed income” (“GILTI”), whether or not such income is actually distributed. Such inclusions may be treated as qualifying income for purposes of the Income Test. Similar to OID and QEF inclusions, CFC income inclusions may cause the Fund to recognize taxable income without corresponding cash receipts, potentially requiring asset sales or borrowings to satisfy the Annual Distribution Requirement.

Hedging and Derivative Transactions

The Fund may enter into options, futures contracts, forward contracts, swap agreements, and similar financial instruments (collectively, “Derivatives”). Certain positions in Derivatives held by the Fund may constitute “Section 1256 contracts,” which include regulated futures contracts, certain foreign currency contracts, non-equity options, and dealer equity options. Section 1256 contracts held at the end of each taxable year are generally required to be marked to market (i.e., treated as sold at fair market value on the last business day of such year), and any resulting gain or loss is generally treated as 60% long-term and 40% short-term capital gain or loss, regardless of the actual holding period. Gains or losses on the termination, lapse, or closing of certain options and futures contracts may similarly be affected.

Certain Derivatives may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund, postpone the recognition of losses, and cause adjustments to the holding periods of the Fund’s securities. As a result, the straddle rules could cause distributions that would otherwise constitute long-term capital gains to be treated as short-term capital gains, or distributions that would otherwise constitute qualified dividend income to fail to satisfy the applicable holding period requirement. In addition, the Fund may be required to capitalize, rather than deduct, certain carrying charges (e.g., interest expense) allocable to property that is part of a straddle.

The Fund’s transactions in Derivatives and short sales may be subject to one or more special tax rules (including the constructive sale, wash sale, straddle, and short sale rules). These rules may accelerate income to the Fund, affect whether capital gains and losses are treated as long-term or short-term, convert capital gains into ordinary income, convert ordinary losses into capital losses, or cause the Fund to recognize income or gain without a corresponding receipt of cash. The application of these rules may cause distributions that would otherwise constitute long-term capital gain dividends to be taxable as ordinary income to Shareholders.

The Fund may lend portfolio securities to brokers, dealers, and other financial institutions. Payments received by the Fund from the borrower in lieu of dividends or interest on the loaned securities (“substitute payments”) will not constitute “qualified dividend income” or qualify as dividends for purposes of the dividends-received deduction for corporate Shareholders, even though the actual dividend on the securities would have qualified. In addition, any fees received by the Fund from such lending transactions and any payments received in lieu of interest generally constitute ordinary income to the Fund.

Royalty Income Risks

The Fund may invest directly or indirectly in royalties, royalty interests, royalty funds, credit instruments backed by royalties or entities with substantial royalty exposure. Royalty income derived directly by the Fund, including the Fund’s share of royalty income derived through a partnership, limited liability company or other pass-through entity, generally would be characterized as ordinary income for U.S. federal income tax purposes but may not constitute qualifying income for purposes of the Income Test. To manage this risk, the Fund may invest in certain royalty investments through one or more entities treated as corporations for U.S. federal income tax purposes. Any such corporation would generally be subject to U.S. federal, state and potentially local corporate income tax on its earnings, and any foreign royalty investments may also be subject to foreign taxes, which would reduce the return from such investments. If the structure is not respected or if royalty-related income otherwise causes the Fund to fail the Income Test, the Fund could fail to qualify as a RIC and become subject to corporate-level U.S. federal income tax.

Use of Leverage

The Fund’s use of leverage, including borrowings and the issuance of preferred shares or debt securities, may create special tax considerations. Interest paid on borrowings and dividends paid on preferred shares may be deductible by the Fund for purposes of computing its investment company taxable income, subject to applicable limitations. However, the requirement to pay interest or preferred dividends may reduce the amount available for distribution to common Shareholders and may affect the Fund’s ability to satisfy the Annual Distribution Requirement or to avoid the excise tax. In certain circumstances, covenants in the Fund’s credit agreements may restrict the Fund’s ability to make distributions, which could jeopardize the Fund’s qualification as a RIC if not addressed.

Fund Distributions

Distributions by the Fund of its investment company taxable income (including net short-term capital gain) will generally be taxable to Shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional Shares pursuant to the Fund’s dividend reinvestment plan.

The Fund may designate certain distributions as “capital gain dividends.” Capital gain dividends are taxable to non-corporate Shareholders at the rates applicable to long-term capital gains, regardless of the length of time Shares have been held by the Shareholder. Corporate Shareholders are taxed on capital gain dividends at the applicable corporate rate.

Distributions of “qualified dividend income” by the Fund to non-corporate Shareholders may be eligible for taxation at reduced rates applicable to long-term capital gains, provided that the Fund and the Shareholder satisfy certain holding period and other requirements. Qualified dividend income generally includes dividends received from domestic corporations and certain qualified foreign corporations. In general, the Fund may designate and report a distribution as qualified dividend income to the extent the Fund has itself received qualified dividend income with respect to stocks that it has held for the requisite holding period.

To the extent that distributions by the Fund exceed its current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the Shareholder’s adjusted tax basis in the Shares, and thereafter as gain from the sale or exchange of such Shares. A return of capital distribution reduces a Shareholder’s adjusted tax basis in the Shares, thereby increasing the Shareholder’s potential gain, or reducing the potential loss, on the subsequent sale or other disposition of the Shares.

Dividends declared by the Fund in October, November, or December of any calendar year, payable to Shareholders of record on a date in such month, and paid during the following January, are treated as having been received by each Shareholder on December 31 of the calendar year in which the dividend was declared, and as having been paid by the Fund on December 31 of such year.

If the Fund retains any net capital gain and designates the retained amount as undistributed capital gains, each Shareholder will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, its pro rata share of such undistributed amount, and will be entitled to a refundable credit for its proportionate share of the tax paid by the Fund on the undistributed gains. In addition, the tax basis of Shares owned by the Shareholder will be increased by the difference between the amount of undistributed net capital gain included in income and the tax credit.

The Fund (or the applicable withholding agent) will report annually to each Shareholder and to the IRS the amount and character of distributions paid during the calendar year on Form 1099-DIV (or an applicable substitute statement).

In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the Investment Company Act, the Fund generally is not permitted to make distributions to its Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.

If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a “C” corporation, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund’s best interest.

Sale, Exchange, or Other Disposition of Shares

A Shareholder will generally recognize gain or loss on the sale, exchange, redemption, or other taxable disposition of Shares equal to the difference between (i) the amount realized on the disposition and (ii) the Shareholder’s adjusted tax basis in such Shares. Such gain or loss will generally be capital gain or loss if the Shares have been held as capital assets by the Shareholder. Capital gain or loss will be long-term if the Shareholder’s holding period for the Shares exceeds one year at the time of the disposition and short-term if the holding period is one year or less.

Any loss recognized on a sale or exchange of Shares that have been held for six months or less (after applying the holding period rules of Sections 246(c)(3) and (4) of the Code) will be treated as a long-term capital loss to the extent of any capital gain dividends received (or undistributed capital gains credited) with respect to such Shares.

If a Shareholder sells or otherwise disposes of Shares and acquires (including through reinvestment of distributions) the same or substantially identical Shares within 30 days before or after such disposition, the loss on the disposition generally will be disallowed under the “wash sale” rules of Section 1091 of the Code, and instead the disallowed loss will be added to the Shareholder’s adjusted tax basis in the replacement Shares.

Taxation of Taxable U.S. Shareholders

The following summary generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares beneficially owned by U.S. Shareholders. If you are not a U.S. Shareholder this section does not apply to you. Whether an investment in the Fund’s Shares is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund’s Shares by a U.S. Shareholder may have adverse tax consequences. U.S. Shareholders are urged to consult tax advisors about the U.S. tax consequences of investing in the Fund’s Shares.

Taxation of Distributions

Distributions of investment company taxable income to a U.S. Shareholder will generally be taxable as ordinary income. Properly reported distributions of net capital gain (“capital gain dividends”) will be taxable to a non-corporate U.S. Shareholder as long-term capital gain regardless of the U.S. Shareholder’s holding period for the Shares. Corporate U.S. Shareholders will be taxed on capital gain dividends at the applicable corporate rate.

The Fund’s distributions generally will be taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long- term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Federal taxes on the Fund’s distributions of capital gains are determined by how long the Fund is owned or is deemed to have owned the investments that generated the capital gains, rather than how long a Shareholder has owned the Shares. To the extent such distributions paid by the Fund to non-corporate U.S. Shareholders (including individuals) taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, and if certain holding period requirements are met, such distributions (“Qualifying Dividends”) may be eligible for the preferential rates applicable to long-term capital gains.

Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends generally will be treated as long-term capital gains includible in a Shareholder’s net capital gains and taxed to individuals at reduced rates. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to you as ordinary income.

A portion of the Fund’s ordinary income dividends paid to corporate U.S. Shareholders may, if the distributions consist of qualifying distributions received by the Fund and certain other conditions are met, qualify for the 50 percent dividends received deduction to the extent that the Fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Fund. The Fund expects only a small portion of the Fund’s dividends to qualify for this deduction. A corporate U.S. Shareholder may be required to reduce its basis in its Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. Shareholders are urged to consult tax advisors in determining the application of these rules in their particular circumstances.

In this regard, it is not expected that a significant amount of distributions paid by the Fund will generally be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to long-term capital gains applicable to Qualifying Dividends or the dividends-received deduction available to corporations under the Code.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to the Shareholder in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. If an investor acquires Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

U.S. Shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above net asset value, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

The Fund expects to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to the Fund’s DRIP, the Fund may choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than a certain percentage of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares is substituted, and the Fund’s U.S. Shareholders will be subject to tax on such amount as though they had received cash.

For any period that the Fund does not qualify as a “publicly offered regulated investment company,” as defined in the Code, Shareholders will be taxed as though they received a distribution of some of our expenses. A “publicly offered regulated investment company” is a RIC whose shares are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, or (iii) held by at least 500 persons at all times during the taxable year. The Fund anticipates that it will qualify as a “publicly offered regulated investment company,” as defined in the Code, beginning with the tax year ending [●], 2026]. However, there can be no assurance that the Fund will qualify as a “publicly offered regulated investment company” for any of our taxable years. If the Fund is not a publicly offered RIC for any year, a U.S. Shareholder that is an individual, trust or estate will be treated as having received as dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of the Management Fee and Incentive Fees paid to the Adviser and certain of our other expenses for the year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. Shareholder. Under current law, most miscellaneous itemized deductions are disallowed for non-corporate taxpayers.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

In order to utilize the deemed distribution approach, the Fund must provide written notice to the Fund’s Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”

A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

Income from Repurchase of Shares In General

A U.S. Shareholder who participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment,” be treated either as recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Under each of these approaches, a U.S. Shareholder’s realized income and gain (if any) would be calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally would be allowed to recognize a taxable loss (if the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased).

Sale or Exchange Treatment.

In general, the tender and repurchase of the Fund’s Shares should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

•	results in a “complete termination” of such U.S. Shareholder’s ownership of Shares in the Fund;

•	results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or

•	is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders are urged to consult their tax advisors regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any of the Fund’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution are urged to consult their tax advisors.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. Shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. Shareholders. However, if a U.S. Shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

Distribution Treatment

If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of investment to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. Shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares. The tax treatment of any amount treated as a dividend is described above under “Taxation of Distributions.”

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable shares distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All Shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Taxation of Tax-Exempt Shareholders

An entity that is exempt from U.S. federal income tax under Section 501(a) of the Code is generally not subject to tax on its investment income, including dividends and capital gain distributions from a RIC.

A tax-exempt Shareholder that acquires Shares with “acquisition indebtedness” within the meaning of Section 514(b) of the Code will be subject to U.S. federal income tax on a portion of the distributions from the Fund as UBTI. Tax-exempt Shareholders are urged to consult their tax advisers about the applicability of the debt-financed property rules.

Certain private colleges and universities with net investment income exceeding $500,000 for any taxable year are subject to an excise tax of 1.4% on their net investment income (including income from investments in RICs). Tax-exempt entities that are subject to this excise tax should consult their tax advisers regarding the applicability of the excise tax to their investment in Shares.

Taxation of Non-U.S. Shareholders

The following discussion only applies to certain Non-U.S. Shareholders. The following discussion does not apply to Non-U.S. Shareholders that are engaged in a U.S. trade or business or hold their Shares in connection with a U.S. trade or business. Whether an investment in the shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders are urged to consult their tax advisers before investing in the Fund’s Shares.

Distributions on Common Stock; Sales and Other Dispositions of Common Stock

Distributions of the Fund’s “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. No withholding is required with respect to certain distributions if (i) the distributions are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided as to whether any of the Fund’s distributions will be reported as eligible for this exemption. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Shareholder that is a foreign trust, and to a foreign partnership and such entities are urged to consult their tax advisors.)

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of the Fund’s Shares, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States), in which case such distributions or gains generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons or (b) the Non-U.S. Shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied, in which case the distributions or gains, as the case may be, generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), although the distributions or gains may be offset by U.S. source capital losses, if any, of the non-U.S. Shareholder provided such holder has timely filed U.S. federal income tax returns with respect to such losses.

Under the Fund’s DRIP, if a Non-U.S. Shareholder owns the Fund’s Shares registered in its own name, the Non-U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of the Fund’s common stock unless the Non-U.S. Shareholder opts out of the DRIP. See “Dividend Reinvestment Plan.” If the distribution is a distribution of the Fund’s investment company taxable income, is not reported by the Fund as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Shareholder), the amount distributed (to the extent of the Fund’s current or accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in the Fund’s Shares. Non-U.S. Shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to Non-U.S. Shareholders. A Non-U.S. Shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the Non-U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above net asset value, in which case, the Non-U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the Non-U.S. Shareholder’s account. The tax consequences to Non-U.S. Shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Shareholders are urged to consult their tax advisors with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a refund claim even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of the Fund’s Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the Shares may not be advisable for a Non-U.S. Shareholder.

A Non-U.S. Shareholder who participates in a repurchase of Shares will, depending on such Non-U.S. Shareholder’s particular circumstances be treated as either recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Non-U.S. Shareholders participating in a repurchase of Shares should review the disclosure under “Taxation of U.S. Shareholders – Income from Repurchase of Shares” for information regarding the characterization of any proceeds received on a repurchase of Shares.

The Fund must generally report to its Non-U.S. Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Shareholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate. Backup withholding, however, generally will not apply to distributions to a Non-U.S. Shareholder of the Fund’s Shares, provided the Non-U.S. Shareholder furnishes to the Fund the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. Shareholder’s federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.

Non-U.S. Shareholders are urged to consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the Shares.

Backup Withholding and Information Reporting

The Fund (or the applicable withholding agent) must report annually to the IRS and to each Shareholder the amount of dividends and other distributions paid to such Shareholder and the amount of U.S. federal income tax, if any, withheld with respect thereto. This information reporting requirement applies regardless of whether withholding was required.

Backup withholding of U.S. federal income tax at the applicable statutory rate (currently 24%) may apply to distributions paid to a U.S. Shareholder that (i) fails to furnish the Fund (or the applicable withholding agent) with a correct taxpayer identification number (“TIN”) and certain certifications, (ii) has been notified by the IRS that such U.S. Shareholder has failed to properly report certain interest or dividend income and has not been notified by the IRS that the requirement to impose backup withholding has been terminated, or (iii) otherwise fails to comply with applicable backup withholding requirements. Backup withholding may also apply to proceeds from the sale or other disposition of Shares.

Backup withholding is not an additional tax. Any amount withheld under the backup withholding rules from a payment to a Shareholder is allowed as a credit against such Shareholder’s U.S. federal income tax liability and may entitle such Shareholder to a refund, provided that the required information is timely furnished to the IRS.

Non-U.S. Shareholders may be required to establish their non-U.S. status by providing a properly completed IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8EXP, or W-8IMY (or applicable substitute or successor form), as applicable, in order to avoid backup withholding and additional information reporting requirements.

Medicare Tax

Certain non-corporate U.S. Shareholders, including individuals, estates, and trusts, are subject to a 3.8% tax (the “Medicare contribution tax”) on the lesser of (i) the U.S. Shareholder’s “net investment income” for the relevant taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over a specified threshold. Net investment income for this purpose generally includes dividends (including capital gain dividends), interest, and net gain from the sale, exchange, or other taxable disposition of Shares, as well as income and gain from certain other investments, reduced by deductions properly allocable to such income or gain. U.S. Shareholders are urged to consult their tax advisers regarding the application of the Medicare contribution tax to their income and gains from Shares.

FATCA

Sections 1471 through 1474 of the Code and applicable Treasury regulations and administrative guidance (commonly referred to as “FATCA”) generally impose a 30% withholding tax on certain types of payments made to a “foreign financial institution” (as defined under FATCA) unless the foreign financial institution enters into an agreement with the U.S. Treasury to, among other things, undertake certain diligence and reporting with respect to U.S. accounts, or is subject to an applicable intergovernmental agreement. FATCA also generally imposes a 30% withholding tax on certain types of payments made to a “non-financial foreign entity” (as defined under FATCA) unless the non-financial foreign entity provides the withholding agent with a certification that it does not have any “substantial United States owners” (as defined under FATCA) or provides certain information regarding each of its substantial United States owners.

The types of payments subject to FATCA withholding include U.S.-source dividends and interest, including ordinary dividends from the Fund. While FATCA withholding was also proposed to apply to gross proceeds from the sale or other disposition of property that can produce U.S.-source dividends or interest and to capital gain dividends, proposed regulations provide that such withholding will not apply to gross proceeds and, based on current administrative guidance, will not apply to capital gain dividends. These proposed regulations may be relied upon by taxpayers until final regulations are issued. Non-U.S. Shareholders are urged to consult their tax advisers regarding the application of FATCA to their investment in Shares.

Other Tax Matters

Under Treasury regulations, if a Shareholder recognizes a loss with respect to Shares of $2 million or more for an individual Shareholder (or a Shareholder that is a personal service corporation) or $10 million or more for a corporate Shareholder in any single taxable year (or a greater loss over a combination of years), the Shareholder generally must file with the IRS a disclosure statement on Form 8886. Shareholders of a portfolio of funds are subject to these reporting requirements, and the threshold amounts stated above are determined at the fund level rather than on an aggregate basis. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the treatment of the loss is proper. Shareholders are urged to consult their tax advisers to determine the applicability of these regulations.

Shareholders may be subject to state, local and foreign taxes on their distributions from the Shares. Shareholders are urged to consult tax advisors with respect to the particular tax consequences to them of an investment in the Shares.

ALL SHAREHOLDERS ARE URGED TO CONSULT TAX ADVISERS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, OF AN INVESTMENT IN THE FUND’S SHARES.

CUSTODIAN

[       ] serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian.

The Custodian’s principal business address is [       ].

ADMINISTRATION AND ACCOUNTING SERVICES

The Fund intends to enter into an Administration Agreement with [       ] (the “Administrator”) under which the Administrator performs certain administration and accounting services for the Fund, including, among other things: customary fund accounting services, including computing the Fund’s NAVs and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other oversight activities. [In consideration for these services, the Fund will pay the Administrator tiered fees based on the average monthly NAV of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services.]

The Administrator may engage one or more sub-administrators to provide certain administration, accounting or related services to the Fund. In addition to the fees payable to the Administrator, the Fund will bear the fees and expenses of any such sub-administrator.

The Administrator’s principal business address is [       ].

TRANSFER AGENT AND DIVIDEND PAYING AGENT

[       ] whose principal business address is [       ], serves as the Fund’s transfer agent with respect to the Shares.

[       ] serves as the Fund’s dividend paying agent.

FISCAL YEAR; REPORTS TO SHAREHOLDERS

The Fund’s fiscal year is the 12-month period ending on [       ]. The Fund’s taxable year is the 12-month period ending on [           ].

The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders will also receive quarterly commentary regarding the Fund’s operations and investments.

The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 to assist Shareholders in preparing their tax returns.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[       ] serves as the independent registered public accounting firm of the Fund. Its principal business address is [         ].

LEGAL COUNSEL

Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, serves as legal counsel to the Fund. No attorney-client relationship exists, however, between Kirkland & Ellis LLP and any other person solely by reason of such other person investing in the Fund.

RTW BIOTECH GROWTH FUND

Class S Shares
Class D Shares
Class I Shares

PROSPECTUS

[●], 2026

All dealers that effect transactions in these Shares may be required to deliver a Prospectus.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
SUBJECT TO COMPLETION, DATED JULY 29, 2026

RTW BIOTECH GROWTH FUND

Class S Shares
Class D Shares
Class I Shares

[●], 2026

RTW Biotech Growth Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. This Statement of Additional Information (“SAI”) relating to the Shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated [●], 2026. This SAI does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Prospectus may be obtained without charge by calling [●], by writing to the Fund at [40 10th Avenue, 7th Floor, New York, New York 10014], or by visiting [●]. You may also obtain a copy of the Prospectus on the SEC’s website at http://www.sec.gov. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act, or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

i

Additional Investment Policies

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. The following disclosure supplements the disclosure set forth under the captions “Investment Objective and Strategy” and “Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters discussed. Prospective investors also should refer to “Investment Objective and Strategy” and “Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Fundamental Policies

The Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of a majority of the Fund’s outstanding voting securities (as defined by the Investment Company Act). For this purpose, under the Investment Company Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated.

The Fund’s fundamental investment restrictions are as follows:

1.	The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry or groups of industries, except that under normal market conditions, the Fund will invest more than 25% of its total assets in the securities issued by companies operating within the biotechnology and biotechnology-related industries.

2.	The Fund may not issue senior securities or borrow money except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.	The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities.

4.	The Fund will not make loans of money or securities to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in fixed-income securities or enters into repurchase agreements in a manner consistent with its stated investment policies; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33-1∕3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law.

5.	The Fund will not purchase or sell physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief or unless otherwise acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing and selling foreign currency, options, swaps, futures and forward contracts and other financial instruments and contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts. For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

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6.	The Fund will not purchase, hold or deal in real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; tax exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by RTW Investments, LP, the Fund’s investment adviser (“RTW” or the “Adviser”). The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. Although not part of the Fund’s fundamental policy, for illustration purposes, such companies currently include, but are not limited to, those involved in biotechnology, life sciences, biopharmaceuticals, pharmaceuticals, medical technology, diagnostics, genetic medicine, life sciences tools or related products, services, processes or technologies.

Unless otherwise indicated, all limitations under the Fund’s investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets, including changes resulting from the Fund having a smaller base of assets after a repurchase offer, will not require the Fund to dispose of an investment until the Adviser determines that such disposition is in the Fund’s best interest.

The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the Investment Company Act. These limitations are based either on the Investment Company Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the Investment Company Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of Shareholders, as applicable, will be required or sought.

The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed with the approval of the Board, without Shareholder approval. The Fund is permitted to change its 80% policy without a Shareholder vote, provided the Fund conducts a repurchase offer prior to the change, the Fund provides at least 60 days’ prior notice of any change in the policy in advance of the offer, the offer is not oversubscribed and the Fund purchases Shares at their net asset value.

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Investment Practices, Techniques and Risks

The following information supplements the discussion of the Fund’s investment objective, policies, techniques and risks that are described in the Prospectus. The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use any or all of the investment techniques described herein.

Public Asset Investments

The Fund may make investments in publicly listed companies whose primary business is managing investments in private markets and in publicly traded vehicles whose primary purpose is to invest in or lend capital to privately held companies. Publicly traded private markets investments generally involve publicly listed companies that pursue the business of private equity investing, including listed private equity companies, listed funds of funds, business development companies, special purpose acquisition companies (“SPACs”), alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in, lend capital to or provide services to privately held companies. Such vehicles also may focus on mezzanine, infrastructure, buyout or venture capital investments.

Publicly traded private markets investments are typically liquid and capable of being traded daily, in contrast to direct investments and private equity funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded private markets transactions are significantly easier to execute than other types of private markets investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Purchasing IPOs

The Fund may, from time to time, purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks are associated with these securities, including lack of a trading history, lack of knowledge about the issuer and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies, and this volatility can affect the value of the Fund’s investment in those securities. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings may be involved in relatively new industries or businesses, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or close to achieving revenues or operating income. In addition, an investment in an initial public offering may have a disproportionate impact on the performance of the Fund at times when it does not yet have a substantial amount of assets.

Leveraged Portfolio Companies

Certain of the Fund’s investments may include businesses with high levels of debt or may be investments in leveraged buyouts. Leveraged buyouts by their nature require companies to undertake a high ratio of fixed charges to available income. The leveraged capital structure of such investments will increase the exposure of a portfolio company to adverse economic factors such as rising interest rates, downturns in the economy or deteriorations in the condition of such portfolio company or its industry. Leveraged investments are inherently more sensitive to declines in revenues and to increases in expenses and recessions, operating problems and other general business and economic risks may have a more pronounced effect on the profitability and survival of such investments. Leveraging the capital structure of a portfolio company will mean that third parties, such as banks, may be entitled to the cash flow generated by such investments prior to the Fund receiving a return. In addition, there can be no guarantee that debt facilities will be available at commercially attractive rates throughout the term of the Fund or when due for refinancing such that the Fund or the applicable portfolio company will be exposed to less favorable terms or rates upon a refinancing, or that any facilities negotiated will be fully utilized. If a portfolio company cannot generate adequate cash flow to meet its debt obligations, the Fund may suffer a total loss of capital invested in such company.

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Controlled Investments

Subject to compliance with the Investment Company Act, the Fund may have controlling interests in certain of its portfolio companies. The exercise of control over a company may impose additional risks of liability for environmental damage, product defects, pension and other fringe benefits, failure to supervise management, violation of laws and governmental regulations (including securities laws) and other types of liability, for which the limited liability generally afforded to investors may be ignored. If any such liabilities were to arise, the Fund might suffer significant losses. The possibility of successful claims against the Fund and/or its affiliates cannot be precluded. In addition, members of RTW may serve as directors of certain of the portfolio companies, including public companies, and as such, may have duties to persons other than the Fund.

In certain cases, the success of the Fund’s investments may depend, in part, on the ability of the Fund to assist in the restructuring of, and effecting improvements in, the operations of a portfolio company. The activity of identifying and implementing restructuring programs and operating improvements at portfolio companies entails a high degree of uncertainty. Certain features of a relevant business environment (e.g., a company’s reluctance or inability to effect layoffs or close or divest of unprofitable business lines) may impede or prevent the implementation of necessary restructuring steps for such companies. There can be no assurance that the Fund will be able to successfully identify and cause or persuade a company to implement such restructuring programs and improvements. Further, to the extent that the Fund owns a controlling stake in, has representatives on a board of directors or creditors’ committee or is deemed an affiliate of, a particular company, it may be subject to certain additional bankruptcy or securities laws restrictions which could affect both the liquidity of the Fund’s interest and the Fund’s ability to liquidate its interest without adversely impacting the investment’s price.

Investments in Private Investment Funds Managed by a Third Party

From time to time, the Fund may make investments in one or more investment vehicles managed by an unaffiliated third party, including but not limited to some vehicles that may only invest in a single portfolio company or other vehicles that make multiple investments in various underlying portfolio companies. The value and liquidity of an investment in a third-party managed private investment fund will be affected by decisions made by such entity’s management, and the Adviser may have no control over such decisions. As a result, there can be no assurance that every third-party manager engaged by the Fund will invest on the basis expected by the Adviser. To the extent the Fund invests in a private investment fund, the Fund may be subject to the fees and incentive allocation charged by such entity, which may be in addition to the fees and expenses to which the Shareholder is subject as an investor in the Fund. The Fund will not invest more than 15% of its net assets in such private investment funds.

Risks Associated with Specific Sector, Industry and Geographic Investments

Latin American-Related Investments

The Fund may invest its assets in financial instruments that are primarily related to the countries and economies of Latin America and consequently, an investment in the Fund may be subject to greater volatility. The economies of certain Latin American countries have experienced high interest rates and inflation rates, economic volatility, currency devaluations, economic, political and social instability, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports, and many economies in this region are particularly sensitive to fluctuations in commodity prices. The economies of Latin American countries are heavily dependent on trading relationships with key trading partners, including the United States, Europe, Asia and other Latin American countries. Adverse economic events in one country may have a significant adverse effect on other countries of this region. In addition, historically, certain Latin American economies have been influenced by changing supply and demand for a particular currency and monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries).

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Risks of Investing in India

There are risks associated with investing in Indian companies. Specifically, there can be no assurance that Indian companies will achieve profitable operations. The performance of Indian companies and the value of the Fund’s interests in Indian companies and the Fund’s ability to invest in Indian companies may be adversely affected by numerous factors, including, for example, (i) business, economic, and political conditions throughout India and the world; (ii) the supply of and demand for the goods and services produced, provided, or sold by Indian companies; (iii) changes and advances in technology that may, among other things, render goods and services sold by Indian companies obsolete; (iv) actual and potential competition from other companies; and (v) the investor composition of the Fund. Certain Indian companies may need substantial additional capital to support growth or to achieve or maintain a competitive position. This capital may not be available on attractive terms or at all.

Accounting, financial and other reporting standards in India are not equivalent to those in more developed countries. Differences may arise in areas such as valuation of properties and other assets, accounting for depreciation, deferred taxation, inventory obsolescence, contingent liabilities and foreign exchange transactions. Accordingly, less information may be available to investors. The Securities and Exchange Board of India (“SEBI”), the principal regulator of the Indian securities market, received statutory authority in 1992 to oversee and supervise the Indian securities markets. Accordingly, the securities laws and regulations in India are continuously evolving, and the ability of SEBI to promulgate and enforce rules regulating market practices is uncertain.

India’s political, social and economic stability is commensurate with its developing status. Certain developments beyond the control of the Fund and the Adviser, such as the possibility of political changes, government regulation, social instability, diplomatic disputes, or other similar developments, could adversely affect the Fund’s investments. India also is a country comprised of diverse religious and ethnic groups. It is the world’s most populous democracy and it has a well-developed and stable political system. Ethnic issues and border disputes have, however, given rise to ongoing tension in the relations between India and Pakistan, particularly over the region of Kashmir and between India and China. Such disputes have, in part, resulted in certain restrictions that can have a negating impact on the Fund’s investments. Such restrictions have related to limiting investments in Indian companies by certain foreign investors and the use of certain technological products and/or applications within India. In addition, cross-border terrorism could weaken regional stability in South Asia, thereby hurting investor sentiment.

Any change in the applicable law that requires changes, including retrospective changes, in the structure or operations or investment policies of the Fund, may adversely impact the performance of the Fund. The Fund may have difficulty in successfully pursuing any claims in Indian courts due to the slow judicial system in India, as compared to other developed countries. Not only may it be difficult to obtain swift and equitable enforcement of laws, but it may also be difficult to obtain a swift enforcement of a judgment (including a foreign judgment) in Indian courts. Additionally, the Fund could also be subject to taxation litigations in India and the risk of this litigation is high. Any expenses or liabilities due to any of these tax litigation are borne by the Fund.

Investments in Greater China

Currently, legal, regulatory, economic and other systems in territories administered by the People’s Republic of China (“PRC” or “China”) (including Hong Kong and Macau) and territories administered by the Republic of China (Taiwan and some neighboring islands) (collectively, “Greater China”) are both changing rapidly and substantially lagging behind the United States in certain respects, including with regard to their ability to support efficient capital investing and portfolio company development. Problems include bureaucratic interference, impairment of currency conversion, lack of clear law on important topics, uncertain enforcement and interpretation of existing laws, significant new laws that lack sufficient detail to be interpreted without substantial uncertainty, widespread disregard of intellectual property rights and evolving accounting standards. It is possible, even likely, that many of these problems will not be corrected. Furthermore, new rules, regulations, practices and other circumstances may even generate new challenges that have not been anticipated by the Adviser. Based on the foregoing, it is possible that otherwise successful investments may yield lower returns (or fail to yield any returns at all) due to China-specific concerns.

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International trade and related tensions between the United States and China also have risen significantly over the last several years. These developments have resulted in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. As a result, Chinese companies have been subject to constraints under U.S. law or regulations which could negatively affect the company’s performance, including but not limited to, action by the Committee on Foreign Investment in the United States. In addition, the introduction of new policies or legislation or amendments to existing policies or legislation by governments of Greater China or the interpretation of those laws in jurisdictions under which companies operate could have an adverse impact on the assets, operations and ultimately the financial performance of companies in which the Fund invests.

Government policies and regulations in the PRC continue to impose certain restrictions on foreign investment in terms of market access to certain industries and business sectors. Such restrictions may take the form of additional or stricter governmental approval requirements for Foreign Investment Enterprises (“FIEs”) to enter into certain industries and business sectors or heightened enforcement of existing rules prohibiting or restricting FIEs to conduct business or undertake projects in certain industries or business sectors, including technology-related businesses, that are open to Chinese domestic enterprises. In response to these restrictions on foreign ownership, a company may establish subsidiaries and other consolidated entities which then enter into contractual arrangements with entities formed in the PRC. While the Adviser believes such structures are consistent with longstanding industry practice, the PRC government may not agree that such arrangements comply with current regulatory requirements or requirements that may be adopted in the future. In the event that such structures were found to be in violation of PRC laws, rules and/or regulations, there could be a material adverse effect on a company’s operations and financial condition and/or the Fund’s ability to make such investments could be limited.

In order to address Chinese legal, regulatory, currency and other restrictions, it is likely that the Fund will make investments through a variety of indirect investment structures (including, without limitation, holding companies, special purpose vehicles, variable interest entities, nominees and/or agents). The Fund may not be able to exercise the same level of control over an investment made through an indirect investment structure as is typical in the case of a direct investment structure. In addition, indirect structures carry their own risks, including risks that counterparties and other participants in such structures may fail to perform their obligations, and risks that such structures may be questioned, attacked or even deemed illegal, invalid or unenforceable by regulators, courts, arbitration tribunals, tax authorities or others. Any such occurrence may impair the Fund’s investment performance, divert Fund resources, or cause other damage.

Foreign exchange transactions in the PRC (including the repatriation of investment returns and capital) continue to be subject to foreign exchange controls of the Chinese State Administration of Foreign Exchange (“SAFE”). As a result of foreign exchange controls and foreign investment restrictions, it may be difficult or costly for the Fund to make, or exit from, investments. Historical investment structures that permitted investments or exits may no longer be available, and alternative structures could impose substantial additional costs and delays on the ability of the Fund to make investments or distribute investment proceeds. Prospective portfolio companies may prefer to receive investment from domestic PRC investors (including domestic PRC investment funds) instead of the Fund as a result of additional regulatory burdens applicable to foreign investors or portfolio companies that receive foreign investment.

Investments in Derivatives

Derivatives Generally

A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position.

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Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

The derivative instruments that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of non-performance by the counterparty to an instrument may be greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded or cleared OTC instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded or cleared OTC instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise, than if it were required to segregate assets equal to the full notional value of such derivative. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund normally will remain obligated to meet margin requirements until a derivatives position is closed.

[Rule 18f-4 under the Investment Company Act permits the Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Section 18 of the Investment Company Act, among other things, prohibits closed-end investment companies, including the Fund, from issuing or selling any “senior security” representing indebtedness (unless the company maintains 300% “asset coverage”) or any senior security representing stock (unless the company maintains 200% “asset coverage”). Under Rule 18f-4, “derivatives transaction” includes (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; and (iii) reverse repurchase agreements and similar financing transactions. Under Rule 18f-4, the Fund will execute derivatives and other transactions that potentially create senior securities subject to a value-at-risk (“VaR”) limit, certain other testing and derivatives risk management program (“DRMP”) requirements and requirements related to Board reporting.

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The Fund must comply with Rule 18f-4 with respect to its derivatives transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written DRMP and to comply with a relative or absolute limit on fund leverage risk calculated based on VaR. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board].

Options. The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price. As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the Fund’s options may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts. The Fund will not enter into futures contracts that are prohibited under the Commodity Exchange Act, as amended (the “CEA”), and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

An open position, either a long or short position, is typically closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its futures position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss. Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor.

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There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. Settlement with physical delivery may involve additional costs. Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of its Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

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Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, it is possible that the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. To reduce the risk associated with leveraging, the Fund will segregate assets equal to the full notional value of the swap agreements, unless future SEC staff guidance permits asset segregation to a lesser extent. The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses. The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

Foreign Currency Forwards. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

The Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. The Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, the Fund may hold both Canadian government bonds and Japanese government bonds, and the Adviser may believe that Canadian dollars will deteriorate against Japanese yen. The Fund would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund to declines in the value of the Japanese yen relative to the U.S. dollar.

Some of the forward non-U.S. currency contracts entered into by the Fund may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

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Currency Futures. The Fund may also seek to hedge against the decline in the value of a currency or to enhance returns through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. The Fund may also seek to hedge against the decline in the value of a currency or to enhance returns through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Such transactions in options may include exotic options on currencies, which are typically traded in OTC markets and have additional features that result in different payment structures and/or expirations. Currency options involve substantial currency risk, and may also involve credit, leverage or illiquidity risk.

Currency Swaps. The Fund may enter into currency swaps. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specified currencies. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

General Limitations on Certain Futures, Options and Swap Transactions. The Adviser with respect to the Fund has filed a notice of eligibility for an exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association (the “NFA”), which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Adviser and the Fund are not subject to regulation as a commodity pool or commodity pool operator under the CEA. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

The Fund will comply with the current regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund’s records in the amount prescribed. Securities segregated on the Fund’s records cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Debt and other Credit Investments

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

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Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). Lower-rated debt securities involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment.

Corporate Bonds

The Fund may invest in corporate bonds. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Mortgage Securities

The Fund may invest in mortgage securities, including residential and commercial mortgage-backed securities, which are subject to several risks. The value and performance of mortgage securities depend on the credit quality of the underlying borrowers, the structure of the securities, and overall market conditions. A downturn in the real estate market, higher interest rates, or an increase in borrower defaults may adversely affect the value of these securities. Mortgage securities are also subject to prepayment and extension risks. Prepayment risk arises when borrowers repay their loans earlier than expected, forcing the Fund to reinvest the proceeds in potentially lower-yielding securities. Conversely, extension risk occurs when borrowers repay their loans slower than expected, lengthening the duration of the securities and exposing the Fund to interest rate risk.

Additionally, certain mortgage securities, particularly those not guaranteed by a government-sponsored entity, may carry significant credit risk, including the potential for total loss. The complexity and structural features of some mortgage securities, such as collateralized mortgage obligations (“CMOs”), can also make them more sensitive to changes in market conditions and harder to value.

Zero Coupon and Paid-In-Kind (“PIK”) Bonds

The Fund may invest in zero coupon or PIK bonds. Because investors in zero coupon or PIK bonds receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

Below Investment Grade Securities

The Fund may have exposure to below investment grade securities indirectly through investment vehicles. The Fund may invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below, or judged to be of comparable quality by the Adviser), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

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Lower grade securities, though often high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in the Fund, both in the short-term and the long-term.

The prices of fixed-income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

The Fund may invest in securities rated in the lower rating categories (rated as low as D, or unrated but judged to be of comparable quality by the Adviser). For these securities, the risks associated with below investment grade instruments are more pronounced.

Bank Loans

The Fund may trade in the primary and secondary markets for loans. These loans may be privately negotiated transactions, each of which has individualized terms. These positions may be illiquid and difficult to value. In addition, in the case of this trading, the Adviser may come into possession of material non-public information relating to the borrower. Loans are subject to price volatility due to various factors including, but not limited to, changes in interest rates, market perception of the creditworthiness of the borrower and general market liquidity. The Fund may experience delays in the settlement of certain loan and/or bank debt transactions, particularly in the case of investments that are or become distressed. Until these transactions are settled, the Fund is subject to counterparty insolvency risk. Pursuant to certain insolvency laws, a counterparty may have the ability to reject or terminate an unsettled loan transaction. If a counterparty rejects an unsettled transaction, the Fund might lose any increase in value with respect to the loan that accrued while the transaction was unsettled.

Assignments and Participations. The Fund may invest in syndicated loans and other types of loan products, which include interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, re-financings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in collateral on financial instruments, including interests on whole commercial, consumer and other loans and lease contracts. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”). In certain cases, the rights and obligations acquired by the Fund through the purchase of an assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to the Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

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The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In addition, in connection with purchasing Participations, the Fund generally will have no role in terms of negotiating or effecting amendments, waivers and consents with respect to the loans underlying the Participations. In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

Investments in Participations and Assignments involve additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for the loan interests sold because they may be illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Lender Liability Considerations and Equitable Subordination. In recent years, a number of judicial decisions in the U.S. have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund could be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” Because of the nature of certain of the Fund’s investments, the Fund could be subject to claims from an obligor’s creditors that investments issued by such obligor that are held by the Fund should be subject to equitable subordination. Certain of the Fund’s investments may involve situations in which the Fund would not be the lead creditor. It is, accordingly, possible that lender liability or equitable subordination claims affecting the Fund’s investments could arise without the direct involvement of the Fund.

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Borrower Misrepresentations. As a lender, the Fund faces the possibility that its borrowers, guarantors or other counterparties will make material misrepresentations or omissions. Such inaccuracy or incompleteness may adversely affect the collateral underlying transactions or may adversely affect the Fund’s ability to perfect or effectuate a lien on the collateral securing a transaction. The Adviser will rely upon the accuracy and completeness of representations made by counterparties to the extent reasonable, but cannot guarantee such accuracy or completeness. In addition, under certain circumstances, payments or distributions to the investors may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Loans; Assignments and Participations Risk

The Fund may trade in the secondary markets for loans. These loans may be privately negotiated transactions, each of which has individualized terms. These positions may be illiquid and difficult to value. In addition, in the case of this trading, the Adviser may come into possession of material non-public information relating to the borrower. Loans are subject to price volatility due to various factors including, but not limited to, changes in interest rates, market perception of the creditworthiness of the borrower and general market liquidity. The Fund may experience delays in the settlement of certain loan and/or bank debt transactions, particularly in the case of investments that are or become distressed. Until these transactions are settled, the Fund is subject to counterparty insolvency risk. Pursuant to certain insolvency laws, a counterparty may have the ability to reject or terminate an unsettled loan transaction. If a counterparty rejects an unsettled transaction, the Fund might lose any increase in value with respect to the loan that accrued while the transaction was unsettled.

Interests in loans are also subject to additional liquidity risks. Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system but are traded by banks and other institutional investors engaged in loan syndication. As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, this market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Consequently, the Fund may have difficulty disposing of Assignments or Participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss. In these market situations, it may be more difficult for the Fund to assign a value to Assignments or Participations when valuing the Fund securities and calculating its assets.

Special Situations Investments

The Fund may invest in companies involved in (or the target of) acquisition attempts or tender offers or in companies involved in work-outs, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund may invest, there is a potential risk of loss by the Fund of its entire investment in such companies. Such investments could, in certain circumstances, subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment therein. Under certain circumstances, payments to the Fund and distributions by the Fund to the Shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment, or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, investments in restructurings may be adversely affected by local statutes relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the bankruptcy court’s discretionary power to disallow, subordinate or disenfranchise particular claims.

Structured Finance Securities

The Fund may invest in structured finance securities such as, for example, collateralized loan obligations, collateralized debt obligations, collateralized bond obligations or similar instruments. Structured finance securities may present risks similar to those of the other types of investments in which the Fund may invest and, in fact, these risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. Moreover, a rapid change in the rate of defaults may have a material adverse effect on the yield to maturity.

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Sovereign Debt Investments

The Fund may invest in sovereign debt. Sovereign debt is issued or guaranteed by non-U.S. government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, social changes, the relative size of its debt position to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting amounts owed on sovereign debt, such as bankruptcy proceedings, that a government does not pay.

Repurchase Agreements

The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. The Adviser monitors the creditworthiness of counterparties to reverse repurchase agreements. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 under the Investment Company Act permits the Fund to enter into such transactions if the Fund either (i) complies with the asset coverage requirements of Section 18 of the Investment Company Act (that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness) or (ii) treats all such transactions as derivatives transactions for all purposes under Rule 18f-4.

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Exchange Traded Funds

Because exchange-traded funds (“ETFs”) (which are registered investment companies) are effectively portfolios of securities, the Adviser believes that the unsystematic risk associated with investments in ETFs is generally very low relative to investments in ordinary securities of individual issuers. Although the Fund typically will invest in broad-based ETFs, there may be certain risks to the extent a particular ETF is concentrated in a particular sector, and is not as diversified as the market as a whole and at times, the Fund may invest in industry-specific ETFs. The Investment Company Act places certain restrictions on the percentage of ownership that the Fund may have in a registered investment company.

Other Investment Risks

Licensing and Collaboration Transactions Risk

The Fund may, from time to time, invest in or otherwise obtain exposure to licensing arrangements, collaboration agreements, commercialization arrangements or similar transactions involving life sciences, biopharmaceutical, pharmaceutical, medical technology or related healthcare products, product candidates, technologies or intellectual property rights. Such arrangements may include rights to receive or make milestone payments, royalty payments, revenue-based payments or other economic interests tied to the development, regulatory approval, commercialization or sale of one or more products, product candidates or technologies.

Licensing and collaboration transactions may involve substantial risks. The value of such transactions may depend on, among other things, the validity, enforceability, scope and duration of the licensed intellectual property rights; the ability of the licensor or licensee to comply with contractual obligations; the achievement of development, regulatory, commercial or sales milestones; the successful manufacture, marketing and sale of the relevant product or technology; and the availability of adequate pricing and reimbursement. Such transactions may also be subject to field-of-use, geographic, exclusivity, sublicensing, assignment, change-of-control, diligence, development, commercialization, payment, audit, termination and other contractual limitations.

The Fund may have limited control over the development, regulatory, manufacturing, commercialization, enforcement or other decisions made by a licensor, licensee, collaborator, commercialization partner or other counterparty. A counterparty may fail to perform its obligations, may experience financial distress, may choose not to prioritize the relevant product or technology, may fail to devote adequate resources to development or commercialization, or may dispute the amount, timing or calculation of payments. In addition, licenses or collaboration arrangements may be terminated, amended, assigned, challenged, breached or rendered less valuable as a result of regulatory developments, intellectual property disputes, competitive developments, safety concerns, product failures, bankruptcy or insolvency of a counterparty, or other events.

If a licensing or collaboration arrangement is terminated or otherwise fails to produce expected clinical, regulatory, commercial or financial results, the value of the Fund’s investment may decline significantly. There may be no active market for interests arising from such transactions, and such interests may be difficult to value or sell.

Reliance on Data

The Fund’s investment program is highly reliant on analyzing large amounts of data from third-party data providers and other external sources. The Adviser will use its discretion to determine what data to gather and what subset of that data the strategies and techniques take into account to produce the forecasts on which the Adviser will base its ultimate trading decisions. In addition, due to the fact that much of this data comes from third-party sources, it is inevitable that not all desired and/or relevant data will be available to, or processed by, the Adviser, at all times. The Adviser may determine that certain available data, while potentially useful in generating forecasts and/or making investment and trading decisions, is not cost effective to gather due to third-party vendor costs and, in such cases, the Adviser will not utilize such data. Investors should be aware that, for all of the foregoing reasons and more, there is no guarantee that any specific data or type of data will be utilized in generating forecasts or making investment and trading decisions on behalf of the Fund. Further, the Adviser will rely heavily on the third-party data providers to gather data sets, and if information that it receives from a third-party data source is incorrect, the Fund may be negatively impacted, and may not achieve its desired results. Although the Adviser will use third-party data sources it believes to be generally reliable, the Adviser typically receives these services on an “as is” basis and cannot guarantee that the data received from these sources will be accurate. The Adviser is not responsible for errors by these sources. Lastly, the investment processes developed by the Adviser are highly tailored to the data providers on which it relies. If for any reason the Fund loses access to such data, including because a data provider fails or determines that it will for whatever reason no longer provide the Adviser with access to such data, the ability of the Fund to implement its investment program will be materially impacted. In such cases, the Adviser may or may not continue to generate forecasts and make investment and trading decisions based on the data available to it.

17

Systems Risks

The Fund depends on the Adviser to develop and implement appropriate systems for certain aspects of the Fund’s activities. The Adviser relies extensively on computer programs and systems to evaluate certain investments, to monitor its portfolio and net capital, and to show risk management and other metrics that are critical to oversight of the Fund’s activities. In addition, certain of the Fund’s and the Adviser’s operations interface with or depend on systems operated by third parties, including market counterparties and other service providers, and the Fund and the Adviser may not be in a position to verify the risks or reliability of such third-party systems. These programs or systems may be subject to certain defects, failures or interruptions, including, but not limited to, those caused by worms, viruses and power failures. Any such defect or failure could have a material adverse effect on the Fund. For example, such failures could cause settlement of trades to fail, lead to inaccurate accounting, recording or processing of trades, and cause inaccurate reports, which may affect the Fund’s ability to monitor its investment portfolio and its risks.

Litigation Risk

The Fund could be a party to lawsuits either initiated by it, or by a company in which the Fund invests or the company’s shareholders, or state, federal and foreign governmental bodies. The Fund’s investment activities subject it to the risk of becoming involved in litigation by third parties, especially in instances where the Fund exercises control of, or significant influence over, a portfolio company’s operations. There can be no assurance that any such litigation, once begun, would be resolved in favor of the Fund. In addition, the Fund may acquire direct or indirect interests in portfolio company securities through secondary market transactions from existing holders. Such transactions typically are subject to relatively extensive contractual requirements involving multiple parties and, accordingly, entail contractual risks and risks of potential litigation.

18

Management of the Fund

Further Information Regarding Management of the Fund

Information regarding the Trustees and officers of the Fund, including brief biographical information, is set forth below.

Board of Trustees

The Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other Trusteeships, if any, held by the Trustees, are shown below. The Trustees have been divided into two groups—Interested Trustees and Independent Trustees. As set forth in the Fund’s Declaration and Agreement of Trust, each Trustee’s term of office shall continue until his or her death, resignation or removal. The address of each Trustee is care of the Secretary of the Fund at 40 10th Avenue, 7th Floor, New York, New York 10014.

Name, Position(s) Held with Registrant and Year of Birth*

Independent Trustees

Name, Position(s) Held with Registrant and Year of Birth*	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
[●]	Since inception	[●]	1	[●]

[●]	Since inception	[●]	1	[●]

[●]	Since inception	[●]	1	[●]

*	Each of the Independent Trustees serves on the Board’s Audit and Nominating and Governance Committees.

**	“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

***	“Interested person,” as defined in the Investment Company Act, of the Fund. [●] is an interested person of the Fund due to his affiliation with the Adviser.

Executive Officers

Certain biographical and other information relating to the officers of the Fund who are not Trustees, is set forth below, including their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years.

Name, Position(s) held with Registrant, Year of Birth and Address*	Length of Time Served	Principal Occupation During Past 5 Years
Roderick Wong, M.D. Chief Executive Officer	Since inception	[●]

Robert Aurigema Chief Financial Officer	Since inception	[●]

Darshan Patel Secretary	Since inception	[●]

[●] Chief Compliance Officer	Since inception	[●]

*	The address of each officer is care of the Secretary of the Fund at 40 10th Avenue, 7th Floor, New York, New York 10014.

19

Biographical Information and Discussion of Experience and Qualifications of Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee of the Fund.

Independent Trustees

[●]

Interested Trustee

[●]

Trustee Share Ownership

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies Overseen by the Trustee as of [●], 2026, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees:
[●]	None	None
[●]	None	None
[●]	None	None
Interested Trustee:
[●]	None	None

As the Fund is newly offered, as of [●], 2026, none of the Trustees or officers of the Fund, as a group, owned any Shares of the Fund.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

20

Trustee Compensation

The Independent Trustees are each paid an annual retainer of $[●]. In addition, the Fund pays an additional annual fee of $[●] to the Chairperson of the Audit Committee and an additional annual fee of $[●] for the Chairperson of the Nominating and Governance Committee. The Independent Trustees are also reimbursed for out-of-pocket expenses in connection with providing services to the Fund. The Trustees who are “interested persons”, as defined in the Investment Company Act, of the Fund and the Fund’s officers do not receive compensation from the Fund. The Fund does not have any retirement plan for the Fund’s Trustees and none of the Independent Trustees serve on the boards of any other funds in the Fund Complex. The compensation information below is estimated for the Fund’s first fiscal year ending [●].

	Aggregate Compensation from the Fund		Total Compensation from the Fund Complex
Independent Trustees:
[●]	$	[●]	$	[●]
[●]	$	[●]	$	[●]
[●]	$	[●]	$	[●]

Compensation of the Portfolio Managers

[To be provided by amendment.]

Other Accounts Managed by the Portfolio Managers

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s portfolio managers and assets under management in those accounts, as of [●].

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
[●]
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	[●]	[●]	[●]	[●]
Other Accounts	[●]	[●]	[●]	[●]

As the Fund has not yet commenced investment operations, the Fund’s portfolio managers have not owned Shares as of the date of this SAI.

Codes of Ethics

The Fund, the Adviser and [●] (as principal underwriter for the Fund’s shares), have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this SAI forms a part. In addition, the codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Policies

The Board has delegated to the Adviser proxy voting authority with respect to the Fund’s portfolio securities. Under these policies, the Adviser will vote proxies, amendments, consents or resolutions related to Fund securities in the best interests of the Fund and its Shareholders. The Adviser’s proxy voting procedures are included in Appendix B of this SAI. Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30 will be available, without charge, (i) upon request by calling collect [●], (ii) on the Fund’s website at [●] and (iii) on the SEC’s website at www.sec.gov.

21

Portfolio Transactions

The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders. The Adviser is responsible for arranging for the execution of the Fund’s portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and in accordance with the Adviser’s conflicts policy. The primary consideration in all portfolio transactions is best execution taking into account all relevant circumstances. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser will take into account a variety of factors including the rate of commissions and other execution-related costs, execution capability, clearance and settlement capabilities, financial stability and reputation of the brokerage firm, and the value of research, brokerage or other services provided by the broker, as well as other factors that RTW deems relevant.

There may be instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. RTW may, consistent with its obligation to seek best execution, effect securities transactions with a broker which causes the Fund to pay the broker commissions in excess of the commissions another broker would have charged. The Adviser does not necessarily solicit competitive bids or seek the lowest available commission cost. Although the Adviser will make a good faith determination that the amount of commissions paid is reasonable in light of the products or services provided by a broker, commission rates are generally negotiable and thus, selecting brokers on the basis of considerations that are not limited to the commission rates may result in higher transaction costs than would otherwise be obtainable. RTW seeks to monitor the reasonableness of commissions by periodically assessing the overall performance of the brokers, including the research and other services provided as part of a full service arrangement, and allocation of commissions across brokers. The Management Fee that the Fund pays to the Adviser will not be reduced if the Adviser receives brokerage and research services.

RTW may receive research and brokerage services in connection with executing transactions for the Fund. Section 28(e) of the Securities Exchange Act of 1934, as amended, is a “safe harbor” that permits an investment manager to use commissions to obtain research and brokerage services that provide lawful and appropriate assistance in the investment decision-making process. RTW currently seeks to limit the use of “soft dollar” benefits to obtain research and brokerage services to services which constitute research and brokerage within the meaning of Section 28(e). The research and brokerage services can be used by the Adviser in its other investment activities for all accounts it manages, and RTW does not allocate soft dollar benefits to the Fund proportionally to the amount of soft dollar credits generated by the Fund. Accordingly, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research or brokerage services provided, notwithstanding the fact that the Fund incurred costs in respect of such services.

Where more than one client, such as the Fund, participates in a transaction, the Adviser generally will aggregate client orders to achieve more efficient execution. Clients participating in an aggregated trade will be allocated securities based on the average price achieved for such trades. Generally, with respect to partially filled orders, the participating clients will receive the average share price for the transactions executed in the relevant security and share transaction costs pro rata based on the account’s order size. Notwithstanding the foregoing, the Fund’s order will not be aggregated to the extent that differences in the Fund’s strategy or current status (including its exposure levels and/or risk tolerance levels) make it more appropriate for its orders to be handled on a separate basis or if RTW otherwise determines that aggregation is not in the best interest of the Fund based on the relevant facts and circumstances. In addition, in such circumstances where it is believed that aggregation is not in the best interest of the Fund, the proprietary account will trade after the Fund, if appropriate under the circumstance and given the strategy for the proprietary account. As a result of the foregoing, certain trades in the same financial instrument for one account (including an account in which RTW and its personnel may have a direct or indirect interest) have in the past and will in the future receive more or less favorable prices or terms than the Fund, and orders placed later may not be filled entirely or at all, based upon the prevailing market prices at the time of the order or trade.

Furthermore, in certain circumstances in connection with managing the Fund’s assets, RTW evaluates the holdings of the Fund’s portfolio independent of a review of the portfolios of other clients, which will lead to similar investment decisions being made at different times for one or more clients and accordingly, purchases and sales are not aggregated in those instances. With respect to instances where decisions are made at different times for certain clients, those clients will often invest at different prices and it may not be possible to aggregate trades that are made at different times of the day depending on when the trader’s order is placed for the applicable client. Additionally, members of RTW may also trade at different times of the day compared to client accounts and those trades are often not aggregated depending on when the trade order is placed; provided, however, that such trades are in accordance with RTW’s Code of Ethics and are subject to the prior approval of RTW’s Chief Compliance Officer, who may impose such conditions as deemed appropriate under the circumstances.

22

Certain ERISA Considerations

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), and persons who are fiduciaries with respect to an “individual retirement account” (an “IRA”), Keogh Plan or another arrangement or entity which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. Fiduciaries of such plans or arrangements also should confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and non-discrimination requirements that may be applicable under law with respect to any “benefit, right or feature” affecting the qualified status of the plan or arrangement, which may be of particular importance for participant-directed plans given that the Fund sells Shares only to Eligible Investors, as described in the Prospectus. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of Benefit Plans that are not subject to Title I of ERISA but that are subject to Section 4975 of the Code (such as IRAs and Keogh Plans) should consider carefully these same factors.

The DOL has adopted regulations, which, along with Section 3(42) of ERISA (collectively, the “Plan Assets Rules”), treat the assets of certain pooled investment vehicles as “plan assets” for purposes of, and subject to, Title I of ERISA and Section 4975 of the Code (“Plan Assets”). The Plan Assets Rules provide, however, that, in general, funds registered as investment companies under the Investment Company Act are not deemed to be subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans. Accordingly, the underlying assets of the Fund should not be considered to be the Plan Assets of the Benefit Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

The Fund will require a Benefit Plan (and each person causing such Benefit Plan to invest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan’s investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest Plan Assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

23

Benefit Plans may be required to report certain compensation paid by the Fund (or by third parties) to the Fund’s service providers as “reportable indirect compensation” on Schedule C to IRS Form 5500 (“Form 5500”). To the extent that any compensation arrangements described herein constitute reportable indirect compensation, any such descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for “eligible indirect compensation,” as defined for purposes of Schedule C to Form 5500.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential investors that are Benefit Plans and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares. Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, non-U.S. plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and also should consult their own advisers as to the propriety of an investment in the Fund.

By acquiring Shares of the Fund, a Shareholder acknowledges and agrees that any information provided by the Fund, the Adviser or any of their respective affiliates (including information set forth in the Prospectus and this SAI) is not a recommendation to invest in the Fund and that none of the Fund, the Adviser or any of their respective affiliates is undertaking to provide any investment advice to the Shareholder (impartial or otherwise), or to give advice to the Shareholder in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser or any of its affiliates is for the provision of investment advice to the Shareholder.

24

Control Persons and Principal Shareholders

Shareholders who beneficially own 25% or more of the outstanding Shares of the Fund may be deemed to be a “control person” of the Fund for purposes of the Investment Company Act. As of [●], the Fund had not commenced investment operations and the only Shares of the Fund were owned by [the Adviser].

25

Financial Statements

[To be filed by Amendment.]

26

Data Privacy Notice

Data Privacy Policy

[To be filed by Amendment.]

27

Appendix A - Securities Rating Descriptions

Long-Term and Short-Term Debt Securities Rating Descriptions

S&P Global Ratings—Long-Term Issue Credit Ratings*:

The following descriptions have been published by Standard & Poor’s Financial Services LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

NR - This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (“Moody’s”)—Global Long-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.**

Fitch Ratings (“Fitch”)—Corporate Finance Obligations—Long-Term Rating Scale:

The following descriptions have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA - Highest credit quality. ’AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ’AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ’A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ’BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ’BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ’B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’.

**	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

CCC - Substantial credit risk. ’CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’.

CC - Very high levels of credit risk. ’CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’.

C - Exceptionally high levels of credit risk. ’C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’, ‘RR5’ or ‘RR6’.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

DBRS—Long Term Obligations Rating Scale:

The following descriptions have been published by Dominion Bond Rating Service.

AAA - Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA - Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A - Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB - Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB - Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B - Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C - Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D - When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

S&P Global Ratings—Short-Term Issue Credit Ratings:

The following descriptions have been published by Standard & Poor’s Financial Services LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non- hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ’SP-1+/A-1+’).

Moody’s—Global Short-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch—Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance:

The following descriptions have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS—Commercial Paper and Short-Term Debt Rating Scale:

The following descriptions have been published by Dominion Bond Rating Service.

R-1 (high) - Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) - Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) - Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high) - Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) - Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low) - Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 - Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4 - Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 - Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D - When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

Appendix B - Proxy Voting Policies and Procedures

[To be filed by Amendment]

B-1

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)		Financial Statements:

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Notes to Financial Statements(2)

(2)		Exhibits:

	(a)	(1) Certificate of Trust(1)

(2) Declaration of Trust(1)

	(b)	Bylaws(2)

	(c)	Not applicable.

	(d)	Multiple Class Plan (Rule 18f-3 Plan)(2)

	(e)	Dividend Reinvestment Plan(2)

	(f)	Not applicable.

	(g)	(1) Investment Advisory Agreement(2)

(2) Expense Limitation Agreement(2)

	(h)	(1) Distribution Agreement(2) (2) Form of Financial Intermediary Agreement(2)
(3) Distribution and Servicing Plan Pursuant to Rule 12b-1(2)

	(i)	Not applicable.

	(j)	Custody Agreement(2)

	(k)	(1) Administration Agreement(2) (2) Transfer Agency and Service Agreement(2)

	(l)	Opinion and Consent of Counsel(2)

	(m)	Not applicable

	(n)	Consent of Independent Registered Public Accounting Firm(2)

	(o)	Not applicable

(p)	Form of Subscription Agreement(2)

(q)	Not applicable

(r)	(1) Code of Ethics of Registrant(2)

(2) Code of Ethics of Adviser(2)

(3) Code of Ethics of Distributor(2)

(s)	Filing Fee Table(1)

(t)	Power of Attorney(2)

(1)	Filed herewith.
(2)	To be filed by amendment.

Item 26. Marketing Arrangements

See the Distribution Agreement and Financial Intermediary Agreement, forms of which will be filed by amendment as Exhibit (h)(1) and (h)(2) respectively.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with the Registrant

To be provided by amendment.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of shares of beneficial ownership of the Registrant as of [●], 2026:

Title of Class	Number of Record Holders
Class I Shares	[●]

Item 30. Indemnification

Reference is made to Section V.3 of the Registrant’s Declaration of Trust, incorporated by reference to Exhibit (a)(2). In addition, the Registrant’s various agreements with its service providers will contain indemnification provisions. The Registrant hereby undertakes that it will apply these indemnification provisions in a manner consistent with Release No. IC-11330 of the SEC under the Investment Company Act, so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act remains in effect.

The Registrant will maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31. Business and Other Connections of Investment Adviser

RTW serves as the investment adviser to the Registrant. RTW is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which RTW and each of its executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in RTW’s Form ADV (File No. 801-78183), as filed with the SEC and incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

RTW, the Registrant’s investment adviser, at 40 10th Avenue, 7th Floor, New York, NY 10014 (records relating to its functions as investment adviser).

[●], the Registrant’s distributor, at [●] (records relating to its functions as distributor).

[●], the Registrant’s custodian, at [●] (records relating to its functions as custodian).

[●], the Registrant’s administrator, at [●] (relating to its functions as administrator).

[●] the Registrant’s transfer agent, at [●] (relating to its functions as transfer agent).

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Registrant undertakes to suspend the offering of its Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	The Registrant hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	Not applicable.

(2)	each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not applicable.

5.	Not applicable.

6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of July, 2026.

RTW BIOTECH GROWTH FUND

By:	/s/ Darshan Patel
Name:	Darshan Patel
Title:	Sole Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 29th day of July, 2026.

/s/ Roderick Wong, M.D.	Chief Executive Officer
Roderick Wong, M.D.

/s/ Robert Aurigema	Chief Financial Officer
Robert Aurigema

Exhibit Index

(a)(1) Certificate of Trust

(a)(2) Declaration of Trust

(s) Filing Fee Table